UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06136

HOMESTEAD FUNDS, INC.

(Exact name of registrant as specified in charter)

4301 Wilson Boulevard

Arlington, VA 22203

(Address of principal executive office – Zip code)

Danielle C. Sieverling

Homestead Funds, Inc.

4301 Wilson Boulevard

Arlington, VA 22203

(Name and address of agent for service)

Copies to:

Bibb L. Strench

Sutherland, Asbill & Brennan LLP

1275 Pennsylvania Avenue, NW

Washington, D.C. 20004-2415

(Name and addresses of agent for service)

Registrant’s telephone number, including area code: (703) 907-5993

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Item 1. Reports to Shareholders

4301 WILSON BOULEVARD
ARLINGTON, VA 22203-1860

1-800-258-3030
www.homesteadfunds.com

August 12, 2008

Dear Shareholder:

As you’ll read in the enclosed semi-annual report, the stock and bond markets in the first half of 2008 continued to feel the pressures of a softening economy, further decline in home values, rising pace of foreclosures and soaring prices for oil and other commodities. The credit crunch, sparked by companies’ exposure to sub-prime mortgage-backed securities widened, with banks, mortgage companies and insurers announcing large writedowns in the value of the mortgage-backed issues held on their balance sheets and having to raise capital to shore up reserves.

In March, with the investment bank Bear Stearns on the verge of collapse as a result of its exposure to sub-prime investments, a situation that would have had severely negative repercussions for the financial markets worldwide, the Federal Reserve worked to organize a speedy buyout offer from JPMorgan Chase. The Fed’s monetary policy unit also took steps to improve liquidity during this six-month period, announcing further reductions in its target for the federal funds rate and by making additional funds available to banks.

Major stock market indices retreated in the range of 12% to 14% for the first six months of 2008.

Since the close of this reporting period, oil prices have backed off from their peak levels and the value of the U.S. dollar relative to other currencies has rebounded. These positive developments have helped spark some recent short rallies in stock prices, but it is too soon to say that conditions have improved sufficiently to support an extended advance.

The financial markets’ zigs and zags can serve as a reminder to check your overall asset allocation. A Homestead Funds’ representative can help you keep your portfolio in line with your financial goals and risk tolerance. Please give us a call at 1-800-258-3030 between the hours of 8:30 am and 5:00 pm, ET.

Sincerely,

Peter R. Morris
President and Director

Must be preceded or accompanied by a prospectus. RE Investment Corporation, Distributor. 8/08

Daily Income Fund
Short-Term Government Securities Fund
Short-Term Bond Fund
Stock Index Fund
Value Fund
Small-Company Stock Fund
International Value Fund
Nasdaq-100 Index Tracking StockSM Fund

SEMI-ANNUAL REPORT
June 30, 2008

PERFORMANCE EVALUATION
Daily Income Fund	2
Short-Term Government Securities Fund and Short-Term Bond Fund	4
Stock Index Fund	8
Value Fund	10
Small-Company Stock Fund	12
International Value Fund	14
Nasdaq-100 Index Tracking StockSM Fund	16

EXPENSE EXAMPLE	18
REGULATORY AND SHAREHOLDER MATTERS	20
PORTFOLIO OF INVESTMENTS
Daily Income Fund	21
Short-Term Government Securities Fund	23
Short-Term Bond Fund	27
Stock Index Fund	37
Value Fund	38
Small-Company Stock Fund	40
International Value Fund	42
Nasdaq-100 Index Tracking StockSM Fund	44
STATEMENTS OF ASSETS AND LIABILITIES	46
STATEMENTS OF OPERATIONS	48
STATEMENTS OF CHANGES IN NET ASSETS	50
FINANCIAL HIGHLIGHTS
Daily Income Fund	52
Short-Term Government Securities Fund	53
Short-Term Bond Fund	54
Stock Index Fund	55
Value Fund	56
Small-Company Stock Fund	57
International Value Fund	58
Nasdaq-100 Index Tracking StockSM Fund	59
NOTES TO FINANCIAL STATEMENTS	60
DIRECTORS AND OFFICERS	63
APPENDIX—S&P 500 INDEX MASTER PORTFOLIO	64

The investment commentaries on the following pages were prepared for each fund by its portfolio manager. The views expressed are those of the portfolio manager for each fund as of June 30, 2008, and may have changed since that date. The opinions stated may contain forward-looking statements and may discuss the impact of domestic and foreign markets, industry and economic trends and governmental regulations of the funds and their holdings. Such statements are subject to uncertainty, and the impact on the funds might be materially different from what is described here.

Performance Evaluation
Daily Income Fund

INVESTMENT CLIMATE
The first half of 2008 found the money markets still roiled by last year’s credit crunch. Inflationary pressures, weak outlooks for banks and further evidence of a softening economy weighed heavily on investors. Credit conditions remained tight, corporate profit growth remained weak and various measures of the strength of the economy indicated a deeper contraction was underway. Banks and other financials continued to unearth problems related to the housing market meltdown and mortgage crisis, spurring massive write-downs in the value of company assets, forcing banks to shore up capital to meet reserve requirements and sending stock prices sharply lower. Consumer and producer prices jumped as households and manufacturers faced high energy costs.

Believing the risks to economic growth to be greater than the risks of inflation, the Federal Reserve’s policymaking committee cut the federal funds rate by 2.25% in the first four months of 2008, bringing the rate to 2.00% by the end of April. At this point the committee paused, citing growing concerns about inflation. The fed funds rate remained at 2.00% on June 30.

FUND PERFORMANCE
The Daily Income Fund earned a total return of 1.33% for the six months ending June 30 and its seven-day effective annualized yield was 1.96%. The decline in performance compared to 2007 is a direct result of the Fed’s campaign to lower short-term interest rates. In a period of declining short-term rates, the Fund reinvests maturing securities at lower levels.

The Fund’s manager wants to re-emphasize that this portfolio is operated under strict credit-quality standards with a focus on the fundamental objectives of safety, liquidity and yield. Specifically, by law a money market fund can invest only in short-term securities with top-tier credit ratings. In addition, Homestead Funds’ staff regularly evaluates companies’ current financial strength. The Fund has been managed this way since its inception in 1990. Recent turbulence in the credit markets has reinforced our commitment to this conservative approach.

OUTLOOK
Right now, the Fed’s policy-making committee has a difficult task ahead as it tries to chart the right course for the nation’s monetary policy. The Fed will try to strike a balance between providing enough stimuli for the economy to grow but not so much that it leads to excessively higher prices. With unclear market conditions, it is difficult to determine what the Fed will most likely do next. The consensus view is that the Fed is on hold waiting to see whether its series of interest rate cuts has provided enough stimuli for the economy. Should the economy start to show signs of life, the Fed would likely turn its attention to battling inflation and introduce a series of gradual interest rate hikes intended to reign in the build-up in pricing pressures.

2 |Performance Evaluation

Daily Income Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 06/30/08

Daily Income Fund	3.64%	2.73%	3.15%

YIELD
Annualized 7-day effective yield quoted 06/30/08			1.96%

SECURITY DIVERSIFICATION	on 12/31/07		on 06/30/08
(% of total investments)

Commercial paper	67.5%		71.5%
U.S. Government obligations	8.2%		13.4%
Corporate bonds	15.0%		6.1%
Cash equivalents	9.3%		9.0%

Total	100.0%		100.0%

MATURITY	on 12/31/07		on 06/30/08
Average Weighted Maturity	43 days		37 days

Performance Evaluation |3

PERFORMANCE EVALUATION
Short-Term Government Securities Fund and
Short-Term Bond Fund

MARKET CONDITIONS
The 2007 second-half credit crunch continued to hammer the bond market in the first half of 2008 with U.S. Treasury yields plunging in the first quarter as investors sought safety. Their “flight to quality” was a reaction to recession talk, housing and mortgage market problems and commercial and investment bank liquidity issues, all of which combined to create a virtual panic. The second quarter brought a reversal with U.S. Treasury yields retracing much of their first-quarter decline as bank and broker liquidity issues were put to rest after the JPMorgan Chase rescue of Bear Stearns and the Federal Reserve’s rhetoric shifted from worries about the functioning capital markets and economic growth to the spike in commodity prices and growth in inflationary expectations.

The Treasury market rallied sharply early in the year as continued bearish housing and mortgage market issues led to more selling in mortgage-related securities with yields in many sectors reaching all-time highs. The banks and brokers continued to have capital-raising issues due to mortgage and collateralized debt obligation write-downs, further fueled by potential downgrades of the monoline issuers such as Ambac and MBIA, pressuring their capital ratios and raising liquidity concerns. As the investment banks sought more capital, their ability to position riskier assets diminished rapidly, leading to increased credit spreads in the majority of non-government guaranteed sectors and the virtual cessation of the auction-rate municipal market where yields once tied to short rates soared in many cases to double digits. The Fed’s response to all of this as well as to forecasted economic weakness was to cut rates sharply, which had little positive effect until mid-March when the JPMorgan Chase buyout kept Bear Stearns from collapsing—a scenario that would have had dire consequences for all of Wall Street. Concurrent with this takeover and after Fed liquidity-boosting measures, the Treasury rally effectively ended.

As the second quarter got underway and credit spreads started to contract, Treasury yields started to rise as the bull market in commodities—gold, oil, grains, etc.—became too difficult for the markets or the Fed to ignore. Coupled with continued weakness in the U.S. dollar and the obvious consumer pain being experienced at the gas pump and supermarket, the market responded by starting to price in the possibility of Fed rate hikes occurring before the end of 2008. Fed governors, including chairman Ben Bernanke—validated these expectations by talking up the idea of not allowing inflationary expectations to rise and perhaps there being a need to hike short-rates in the near future. However, some of these concerns receded late in the quarter as worries about the consumer, the domestic auto companies and housing once again emerged.

While recession talk has filled the airwaves all year, the fact is that GDP grew at a 1.0% annual rate in the first quarter and is expected to have risen by at least that much in the second quarter. Employment sagged in the first half of this year with job losses totaling 438,000 through June, and the unemployment rate rose from 5.0% in December 2007 to 5.5%. Yet, if this is a recession these job losses would be modest by historical standards. The economic stimulus package has had a seemingly positive impact on consumer spending, which has held up better than expected. However, the Conference Board’s consumer confidence index plummeted to a reading of 50.8 in June compared to 90.6 in December, with employment and energy costs being mentioned as depressing factors. While crude oil has surged by nearly 90% over the past year, the Consumer Price Index has only increased by 4.2% in the 12 months ended May 31, 2008. The credit crunch and ensuing economic weakness drove the Federal Reserve’s policy-making committee in early 2008 as they lowered the federal funds rate on four separate occasions, taking it down a cumulative 225 basis points from 4.25% to 2.00%, including a rare “inter-meeting” cut of 75 basis points in January.

4 |Performance Evaluation

The Fed has also responded correctly by opening up the discount window to investment banks as well as offering two new credit facilities for the brokers and a twin facility for commercial banks, recognizing that credit must keep flowing if the economy is to avoid a recession.

Credit spreads widened dramatically during much of the first quarter and contracted modestly during the second quarter. The two-year U.S. Treasury note yield fell 43 basis points to 2.62% from 3.05% while the five-year U.S. Treasury Note fell a more modest 11 basis points to 3.33% from 3.44%.

FUND PERFORMANCE
The Short-Term Government Securities Fund returned 1.29% for the first half of 2008 compared to its benchmark index’s return of 2.17%. The Short-Term Bond Fund returned 0.02% compared to its benchmark index’s return of 1.79%.

The Short-Term Government Securities Fund’s lagging return was a result of insufficient exposure to U.S. Treasuries as well as a relative underperformance of many of its government-guaranteed holdings.

The Short-Term Bond Fund’s underperformance was a direct result of its exposure to widening credit spreads, particularly in those sectors most exposed to finance and housing. While most of the widening took place in the first quarter and spreads generally contracted in the second, yields in many underperforming sectors ended at significantly higher levels than at year end.

OUTLOOK
In spite of the fact that the economy remains credit constrained due to weak bank balance sheets as well as the mortgage and housing market problems leading to the U.S. Treasury-led bailout plan for mortgage giants Fannie Mae and Freddie Mac, it is quite likely that the Fed easing cycle that began in September 2007 may have ended in April 2008. Although the weakness in the economy, financials and housing would normally portend additional monetary ease, the drop in the value of the U.S. dollar and surge in commodities’ prices as well as the change in Federal Reserve rhetoric argues against it. While the market is currently pricing in about a 60% chance of a Fed rate cut by year end, given current financial market conditions, the absence of any meaningful domestic wage pressures and the fact that Fed chairman Ben Bernanke would look to avoid the monetary policy mistakes made during the Great Depression makes a 2008 rate hike unlikely. While the fed funds rate of 2.00% is stimulative relative to the current inflationary environment, many borrowers still face significantly high rates due to the credit crunch. Hence, to some degree, the fed funds rate is irrelevant. The Fed will, however, likely hike short rates early in 2009 barring further severe disruptions in the credit markets to regain their inflation-fighting credibility.

The U.S. Treasury market is fairly priced for a stable Fed monetary policy and will continue to trade on economic fundamentals as well as the outlook for future Fed rate actions. The rest of the credit markets, however, are much more sensitive to developments in the banking and mortgage markets, and this will continue to drive quality spreads and asset valuations. Financials have been anchored to housing, and it’s likely that the housing market will need to find an absolute bottom before financials can begin to move higher.

Going forward, capital-raising by banks will eventually lead to a renewed lending and credit cycle but this is in all likelihood quite a ways off. In the meantime, the bond market has repriced credit risk and opened the door to what we believe are some of the most attractive investment opportunities seen in a long time.

Performance Evaluation |5

Short-Term Government Securities Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 06/30/08

Short-Term Government Securities Fund	4.77%	2.69%	3.81%
Merrill Lynch 1-4.99 Year U.S. Treasury Index	8.39%	3.39%	4.97%

YIELD
Annualized 30-day SEC yield quoted 06/30/08			2.96%

SECURITY DIVERSIFICATION	on 12/31/07		on 06/30/08
(% of total investments)

U.S. Treasuries	41.4%		28.9%
Government-guaranteed agencies	19.0%		24.7%
Mortgage-backed securities	21.6%		18.8%
Municipal bonds	2.9%		14.2%
Asset-backed securities	10.4%		8.8%
Cash equivalents	4.7%		4.6%
Total	100.0%		100.0%

MATURITY	on 12/31/07		on 06/30/08
Average Weighted Maturity	2.99 years		2.95 years

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Merrill Lynch 1-4.99 Year U.S. Treasury Index made on December 31, 1998.

The returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Government Securities Fund’s average annual returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

6 |Performance Evaluation

Short-Term Bond Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 06/30/08

Short-Term Bond Fund	2.66%	2.61%	4.14%
Merrill Lynch 1-4.99 Year Corp./Gov. Index	7.07%	3.38%	5.17%

YIELD
Annualized 30-day SEC yield quoted 06/30/08			5.05%

SECURITY DIVERSIFICATION	on 12/31/07		on 06/30/08
(% of total investments)

Corporate bonds	41.6%		38.4%
Asset-backed securities	18.9%		24.8%
Mortgage-backed securities	24.5%		24.3%
Municipal bonds	1.1%		4.1%
U.S. Government obligations	11.5%		3.0%
Commercial paper	0.4%		2.2%
Cash equivalents	2.0%		3.2%
Total	100.0%		100.0%

MATURITY	on 12/31/07		on 06/30/08
Average Weighted Maturity	2.94 years		2.93 years

PERFORMANCE COMPARISON
Comparison of the change in value of a $10,000 investment in the Fund and the Merrill Lynch 1-4.99 Year Corp./Gov. Index made on December 31, 1998.

The returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Bond Fund’s average annual returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation |7

PERFORMANCE EVALUATION
Stock Index Fund

MARKET CONDITIONS
Equity investors were on a wild ride in the first half of 2008. The market’s volatile course was set by continued global economic malaise and heightened liquidity pressures in the lending markets. With data indicating the housing market slump was deepening and labor markets softening, the Federal Reserve’s policy-making committee took steps to ease liquidity, including four reductions in the federal funds rate which took this target down a cumulative 225 basis points from 4.25% to 2.00%.

Surging oil and commodity prices commanded investors’ attention in the second quarter. Citing heightened concerns for rising inflation, in its June meeting the Fed’s Open Market Committee paused in its rate cutting. The committee noted that considerable stimulative actions had already been taken and should be given a chance to work.

INDEX AND FUND PERFORMANCE
Virtually all of the major domestic equity indices fell sharply in the first half of 2008. The broad market metric and your Fund’s benchmark, the Standard & Poor’s 500, declined 11.91%. Your Fund tracked its benchmark with a return of — 12.11%.

There were very few stock market sectors able to eke out a gain. Energy and natural resources stocks tended to do well, benefitting from the surge in commodity prices. Banking, mortgage and other financial services stocks were among the poorest performers, as losses related to sub-prime mortgages spread, forcing many companies into a liquidity crisis.

Investors also appeared to make little distinction between small-, medium- or large-capitalization companies or between value or growth orientations. Performance was almost universally bleak.

Among the Index’s holdings, Wal-Mart, IBM and Chevron were among the top contributors to return for this six month period, a reflection of strong share price appreciation and these companies having relatively heavy representation in the Index. But there was more bad news than good, with big share price declines for General Electric, insurance giant AIG, Bank of America and Citigroup helping to drag the Index into negative territory.

Shareholders should be mindful that this Fund is designed to track the Standard & Poor’s 500 Stock Index, whether that benchmark moves up or down. Unlike an actively managed portfolio, this portfolio does not reflect the manager’s positive or negative view of the investment opportunities or risks ahead or that individual’s independent stock selections or weightings. Instead, the Fund’s portfolio is constructed to replicate the Index’s performance.

8 |Performance Evaluation

Stock Index Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	Since Inception (10/99)
periods ended 06/30/08

Stock Index Fund	-13.52%	6.89%	0.45%
Standard & Poor’s 500 Stock Index	-13.12%	7.59%	1.13%

INDUSTRY DIVERSIFICATION	% of Total Net Assets at 06/30/08*		% of Total Net Assets at 06/30/08*
Consumer non-cyclical	20.8%	Consumer cyclical	7.0%
Energy	16.0%	Utilities	3.8%
Financials	13.8%	Basic materials	3.2%
Technology	11.4%	Diversified	0.1%
Industrial	11.3%	Short-term and other assets	2.0%
Communications	10.6%
Total			100.0%

TOP TEN HOLDINGS	% of Total Net Assets at 06/30/08*		% of Total Net Assets at 06/30/08*
Exxon Mobil Corp.	4.1%	Proctor & Gamble Co. (The)	1.6%
General Electric Co.	2.3%	Johnson & Johnson	1.6%
Microsoft Corp.	1.9%	International Business Machines Corp.	1.4%
Chevron Corp.	1.8%	Apple, Inc.	1.3%
AT&T, Inc.	1.8%	ConocoPhillips	1.3%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s 500 Stock Index made at the Fund’s inception on October 28, 1999.

The returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Stock Index Fund’s average annual returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

* Holdings information is for the S&P 500 Index Master Portfolio, managed by Barclays Global Fund Advisors, the portfolio in which the Stock Index Fund invests all of its assets. Please refer to Appendix for the complete report of the S&P 500 Index Master Portfolio.

Performance Evaluation |9

PERFORMANCE EVALUATION
Value Fund

MARKET CONDITIONS
The major stock market indices finished the first six months of 2008 down in the range of 12% to 14%.

In the first half of the year, the financial markets were buffeted by ongoing weakness in housing, turmoil in the credit markets and heightened liquidity concerns. In March, the Federal Reserve engineered the acquisition of the investment bank and brokerage company Bear Stearns by JPMorgan Chase, a hastily cobbled together deal completed in April. U.S. consumers, already coping with the drop in home values, were saddled with sharply higher gasoline prices as oil surged over $140.00 a barrel and saw their household budgets further strained by higher food costs. The pace of corporate earnings slowed with commercial banks in particular reporting poor quarterly results.

This backdrop of a fading economic expansion, the reemergence of inflation and a lack of strength in corporate profitability did not provide a foundation on which stocks could advance.

FUND PERFORMANCE
The Value Fund decreased 13.00% for the first half of the year and its benchmark index, the unmanaged Standard & Poor’s 500 Stock Index, decreased 11.91%.

The Fund did generate positive results with most of its holdings in the energy sector, but the Fund’s less-than-Index exposure to energy holdings, and the underperformance of some of the refining stocks detracted from overall performance. The Fund’s positions in the materials and consumer staples sector also did not keep pace with the Index’s.

The Fund’s holdings in the industrial sector decreased much less than the Index’s and made a positive contribution to return. Many industrial stocks have experienced strong export markets with the weakness in the U.S. dollar. The Fund’s utilities sector selections were strong, with El Paso and Questar Corporation appreciating in the first half of the year. Flowserve, ConocoPhillips and SAIC also exhibited strong performance in the first half of the year. Stocks exhibiting significant price weakness included Cooper Tire, Fifth Third Bancorp and Motorola.

In the first half of the year, we added to our positions in, Cisco Systems, Dean Foods, Dell, Dow Chemical, Hewlett-Packard, Intel, Motorola and Pfizer. No new positions were initiated.

OUTLOOK
The fundamental conditions that deflated stocks in the latter half of 2007 continued to plague the market in the first half of 2008. Interest rates have remained low in an environment when the economy appears to be weak and trying find a bottom. The past several years’ environment of easy and readily available credit has reversed itself. The weakened credit market is the result of investors losing their appetite for risk and focusing on liquidity. Problem subprime mortgages, home-equity loans, poorly conceived structured investment vehicles and general consumer weakness have hurt the banking sector. At the expense of current shareholders, banks have been cutting back on dividend payouts and raising capital in order to shore-up their balance sheets.

The environment for business remains difficult, as the economy works its way through investors’ present mindset of indecision. Other factors contributing to the current market malaise include the upcoming presidential election and the uncertainty surrounding the price and stability of supply for oil and other commodities. It is likely that we will see the stock market track sideways for a while, perhaps through the second half of 2008.

10 |Performance Evaluation

Value Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 06/30/08

Value Fund	-18.92%	9.23%	5.28%
Standard & Poor’s 500 Stock Index	-13.12%	7.59%	2.88%

INDUSTRY DIVERSIFICATION	% of Total Net Assets at 06/30/08		% of Total Net Assets at 06/30/08
Healthcare	19.0%	Utilities	5.7%
Industrials	17.6%	Materials	5.5%
Financials	15.0%	Consumer discretionary	3.2%
Information technology	14.9%	Consumer staples	3.0%
Energy	12.2%	Telecommunications services	1.5%
		Cash equivalents	2.4%
Total			100.0%

TOP TEN HOLDINGS	% of Total Net Assets at 06/30/08		% of Total Net Assets at 06/30/08
Parker-Hannifin Corp.	3.7%	Chevron Corp.	3.3%
Marathon Oil Corp.	3.7%	Questar Corp.	3.2%
ConocoPhillips	3.5%	Pfizer Inc.	3.1%
Abbott Laboratories	3.5%	Flowserve Corp.	3.0%
Dell Inc.	3.4%	Bristol-Myers Squibb Co.	2.8%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Standard & Poor’s 500 Stock Index made on December 31, 1998.

The returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Value Fund’s average annual returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation |11

PERFORMANCE EVALUATION
Small-Company Stock Fund

MARKET CONDITIONS
During the first six months of 2008, the small-capitalization stock market indices including the Standard & Poor’s 600 Small-Cap and the Russell 2000 declined in the range of 7% to 9%, less than larger capitalization stock market indexes such as the Dow Jones Industrials and the Standard & Poor’s 500 Stock Index and the Nasdaq Composite Index.

FUND PERFORMANCE
Your Fund decreased 8.76% in the first six months of 2008 while its benchmark index the Russell 2000 decreased 9.37%. The Fund outperformed the Index due to strong results in the energy and utilities sectors. Appreciation at Helmerich & Payne, Cimarex and Questar led the better than index results in the energy and utilites sector. Other stocks contributing to the better-than-index results were Flowserve and Western Digital Corp. Sectors where the Fund lagged included consumer discretionary, industrials and financials.

During the first six months of 2008, we initiated a position in Brinker International, primarily known as the parent company for the chain of Chili’s restaurants and a stock we have owned before. We also established a position in United Natural Foods, a distributor of natural and specialty foods to independent and chain food retailers.

We added to positions in Asset Acceptance Capital, Astoria Financial, Cardinal Financial, Carlisle Companies, CBRL Group, CLARCOR, Cooper Tire & Rubber, Dillard’s (Class A), Middleburg Financial, O’Charley’s, Sally Beauty Holdings, Valley National Bank, Vishay Intertechnology and Westlake Chemical.

OUTLOOK
The economy has been under pressure due in part to myriad problems with the banking and financial sectors. The precise time it will take for these complex conditions to resolve cannot be determined. The impact of higher energy prices, a weak housing market, a weak U.S. dollar, a general retreat from risky assets and conflicting views on whether the economy will strengthen or will weaken in the second half of 2008 all leave investors guessing as to whether the stock market is close to a bottom or has farther to go before finding one. Despite the severity of the problems within the financial sector, the economy continued to hold up reasonably well in the first half of 2008, though it is difficult to determine with great conviction where it will go for the remainder of the year.

Enduring a declining market is never a fun experience. However, for value investors, these events by nature create more stocks priced at levels that are below what we consider to be their intrinsic value. The present weakness in stock prices has begun to generate that environment and should provide us with more attractive valuations and therefore more investment opportunities than we have seen in many years.

We appreciate your continued trust and investment.
12 |Performance Evaluation

Small-Company Stock Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 06/30/08

Small-Company Stock Fund	-14.10%	10.10%	7.69%
Russell 2000 Index	-16.19%	10.29%	5.53%

INDUSTRY DIVERSIFICATION	% of Total Net Assets at 06/30/08		% of Total Net Assets at 06/30/08
Industrials	22.8%	Materials	4.9%
Financials	15.1%	Consumer staples	3.7%
Information technology	14.3%	Utilities	3.0%
Energy	12.8%	Cash equivalents	10.9%
Consumer discretionary	12.5%
Total			100.0%

TOP TEN HOLDINGS	% of Total Net Assets at 06/30/08		% of Total Net Assets at 06/30/08
Helmerich & Payne, Inc.	8.5%	Carlisle Companies, Inc.	3.7%
Flowserve Corp.	6.3%	Belden, Inc.	3.7%
Western Digital Corp.	5.4%	Questar Corp.	3.0%
Cimarex Energy Co.	4.3%	Regal-Beloit Corp.	2.9%
Manitowoc Co., Inc.	4.0%	IKON Office Solutions, Inc.	2.7%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Russell 2000 Index made on December 31, 1998.

The returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Small-Company Fund’s average annual returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

Performance Evaluation |13

PERFORMANCE EVALUATION
International Value Fund

MARKET CONDITIONS
The selloff that began in global equity markets last fall continued into this year with losses accelerating in the month of June. This marks the weakest start to a year since 1970. While credit problems intensified in the U.S. and abroad, the main focus of concern centered on the exponential rise in the price of oil. The inflationary impact of rising energy costs, combined with the deflationary impact of the credit crisis, has created a highly uncertain and volatile investment environment. Central banks around the world are at odds with determining the right policy response, with the U.S. Federal Reserve opting for monetary stimulus to ward off deflation, and the European Central Bank keeping monetary conditions tight to ward off inflation.

FUND PERFORMANCE
Weak equity markets resulted in a year-to-date loss of 10.96% for the MSCI® EAFE® Index and 11.61% for the Fund. Losses in the index were broad based. Every major country declined in U.S. dollar terms, with the exception of natural resource-rich Canada and Norway. Europe was hit particularly hard as economic activity slowed significantly. Asia has also suffered but not as dramatically because economic activity in the region is being helped by a relatively resilient Chinese economy and in Japan a market sell-off had already occurred last year. The Fund has also marginally lagged the index primarily due to an underweighting in energy and materials. On a positive note, continued U.S. dollar depreciation has minimized these investment losses for the time being because the Fund remains unhedged.

OUTLOOK
Economic growth around the world has clearly slowed. Consumers are spending a greater share of disposable income on food and energy, leaving less to spend on more discretionary purchases. Nowhere is this felt more than in developing economies where food and energy take an even greater share of the consumers’ wallet. The recent lifting of governmental subsidies on gasoline and related products in many Asian countries will only make the situation worse. Ultimately, higher oil prices will result in lower demand, a trend which has already begun in the developed world. By some measures the decrease in energy consumption in the U.S. alone, the largest consumer of oil, has more than offset continued growth in demand from China, the world’s second largest consumer. This should be helping supply and demand return to equilibrium. That oil prices have continued an exponential rise may indicate that factors other than fundamentals are at play. Speculative activity, the weak U.S. dollar and low interest rates in the U.S. have all been blamed. Even if oil prices remain at current high levels, our fundamental research indicates that there is little value to be found in this sector outside of a few special situations.

Inflation is trending higher. In Western Europe, inflation has reached a 16-year high. Inflation in the developing world is running in the high single digits, and with negative real interest rates in many Asian countries, inflation could accelerate. After many years of deflation, even Japanese companies are now raising prices. On a global basis, inflation has thus far been largely confined to commodities. Labor, however, accounts for approximately two-thirds of corporate costs. If inflation starts to impact wages, corporate margins will come under severe pressure. We have started to see aggressive earnings downgrades and there are probably more to come.

The good news is that valuations are beginning to look compelling. On a global basis, price-earnings ratios are approaching 1980s levels. At some point this will create interesting investment opportunities for the Fund. At the same time, some of our more defensive holdings in areas like consumer staples and health care that have performed well are beginning to look less attractive. As we move through this cycle we expect our valuation work will uncover candidates for the Fund which are well positioned to take advantage of an eventual economic recovery.

14 |Performance Evaluation

International Value Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
periods ended 06/30/08

International Value Fund*	-13.51%	15.25%	4.70%
MSCI® EAFE® Index	-10.61%	16.67%	6.53%

COUNTRY DIVERSIFICATION	% of Total Net Assets at 06/30/08		% of Total Net Assets at 06/30/08
Japan	18.3%	Singapore	2.9%
Britain	17.5%	Taiwan	2.4%
Switzerland	10.6%	South Korea	2.2%
France	7.8%	Netherlands	2.2%
Germany	7.7%	Brazil	1.3%
Italy	7.1%	Sweden	0.9%
Spain	6.3%	Cash equivalents	7.5%
Norway	5.3%
Total			100.0%

TOP TEN HOLDINGS	% of Total Net Assets at 06/30/08		% of Total Net Assets at 06/30/08
Telefonica SA	3.5%	Eni SpA	2.8%
StatoilHydro ASA	3.0%	Vodafone Group PLC	2.8%
Nestle SA REG	2.9%	Vivendi SA	2.6%
Adidas AG	2.9%	Unilever PLC	2.5%
Novartis AG REG	2.8%	Sumitomo Corp.	2.4%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the MSCI» EAFE» Index made at the Fund’s inception on January 22, 2001.

The returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The International Value Fund’s average annual returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

* The performance information for the International Value Fund (formerly the International Stock Index Fund) reflects its investment experience in the State Street MSCI® EAFE® Index Portfolio from inception through October 16, 2005, and in the Vanguard Developed Markets Index Fund from October 17, 2005 to June 9, 2006. Mercator’s role as subadvisor began June 12, 2006.

Performance Evaluation |15

PERFORMANCE EVALUATION
Nasdaq-100 Index Tracking StockSM Fund

MARKET CONDITIONS
Concerns that the sub-prime mortgage crisis was expanding to other sectors of the economy and fears of a build-up in pricing pressures began to tip the stock market’s trajectory in June 2007. One year later, broad U.S. stock market indices are still swooning and economic conditions have worsened.

The most pressing downside risks to the economy in the first half of 2008 were continued weakness in the housing market (evidenced by further declines in home prices and a rising pace of foreclosures), surging energy costs, problems in the credit markets, a weak U.S. dollar and softening labor market conditions.

INDEX AND FUND PERFORMANCE
Virtually all of the broad market equity indices fell sharply in the first half of 2008. The benchmark Standard & Poor’s 500 declined 11.91% and the small-company measure Russell 2000 Index fell 9.37%.

At the end of the first quarter, this Fund’s benchmark Index—the technology-heavy Nasdaq-100, had slipped 14.42%. The Index rebounded in the second quarter with an advance of 3.20% to close the six-month period with a decline of 11.68%. The Fund’s six-month return of — 12.19% tracked the Index’s.

Generally, stocks in the information technology and consumer discretionary sectors fared poorly in the first half of the year. These industries include telecommunications, consumer electronics and Internet-related businesses—all of which are well represented in the Index and therefore the Fund. The Nasdaq-100 Index does not include financials and was spared the direct impact of a first-half wipe-out in the mortgage-finance, insurance and banking industries.

Among the Index’s top five holdings, whose portfolio positions represented roughly 33% of total assets at period end, Qualcomm and Research in Motion contributed positively to total return with share price appreciation of 12.76% and 3.09%, respectively. Research in Motion, the maker of the Blackberry device, experienced strong subscriber sales and revenues. Qualcomm with its extensive R&D, capable execution, and dominant position as a handset chip company has benefitted with the growth of 3G phones.

The stock of Apple declined 15.47% in the first half of the year, despite the company’s generating strong growth in cash flow and earnings. Microsoft shares declined 22.72% for this six-month period and shares of Google declined 23.87%. These three positions, because of the company’s weighting in the portfolio and the size of the share price movement, were among the worst contributors to total return. Shareholders should be mindful that this Fund is designed to track the Nasdaq-100 Index, whether that benchmark moves up or down. Unlike an actively managed portfolio, this portfolio does not reflect an investment manager’s positive or negative view of the opportunities or risks ahead or that individual’s independent stock selections or weightings. Instead, the Fund’s portfolio is constructed to replicate the Index’s performance.

NOTE ABOUT FUND EXPENSES
On April 29, 2008, the expense limitation agreement between RE Advisers and Homestead Funds on behalf of the Fund was revised to cap direct expenses paid by shareholders at 0.75%, down from 1.50%. Lower expenses should help the Fund more closely track its benchmark.

16 |Performance Evaluation

Nasdaq-100 Index Tracking StockSM Fund

AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	Since Inception (01/01)
periods ended 06/30/08

Nasdaq-100 Index Tracking StockSM Fund	-5.77%	7.44%	-6.79%
Nasdaq-100 Index	-4.54%	9.30%	-4.48%

INDUSTRY DIVERSIFICATION	% of Total Net Assets at 06/30/08*		% of Total Net Assets at 06/30/08*
Information technology	64.2%	Telecommunication services	1.7%
Healthcare	14.5%	Consumer staples	1.4%
Consumer discretionary	12.4%	Materials	0.9%
Industrials	4.9%
Total			100.0%

TOP TEN HOLDINGS	% of Total Net Assets at 06/30/08*		% of Total Net Assets at 06/30/08*
Apple Inc.	13.2%	Cisco Systems Inc.	3.1%
Microsoft Corp.	5.6%	Gilead Sciences Inc.	3.1%
QUALCOMM Inc.	5.5%	Oracle Corp.	2.9%
Google Inc. Class A	4.9%	Intel Corp.	2.8%
Research In Motion Ltd.	4.2%	Teva Pharmaceutical Industries Ltd. (ADS)	1.9%

PERFORMANCE COMPARISON

Comparison of the change in value of a $10,000 investment in the Fund and the Nasdaq-100 Index made at the Fund’s inception on January 22, 2001.

The returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Nasdaq-100 Index Tracking StockSM Fund’s average annual returns are net of any fee waivers and reimbursements. Returns do not reflect taxes that the shareholder may pay on Fund distributions or the redemption of Fund shares.

* Holdings information is for the PowerShares QQQ TrustSM, the exchange traded fund in which the Homestead Nasdaq-100 Index Tracking StockSM Fund invests substantially all of its assets. More information about the PowerShares QQQ TrustSM is available in its annual report which may be obtained from the U.S. Securities and Exchange Commission’s website (www.sec.gov) through the Filings and Forms (EDGAR) section.

Performance Evaluation |17

EXPENSE EXAMPLE

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at January 1, 2008 and held through June 30, 2008.

ACTUAL EXPENSES
The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period. Although the funds charge no sales loads or transaction fees, you will be charged a redemption fee equal to 2.00% of the net amount of the redemption (except for the Daily Income Fund, Short-Term Government Securities Fund, and Short-Term Bond Fund), if you redeem your shares less than 30 calendar days after you purchase them.

Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) are charged a $13.00 annual custodial fee. The charge is automatically deducted from your account in the fourth quarter or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA account, as distinguished by account type (Traditional IRA, Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of funds held by each account type. These fees are not included in the example below. If included, the costs shown would be higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the redemption fee charged on sales of shares held less than 30 days, or the custodial account fee. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18 | Expense Example

	Beginning Account Value 1/1/2008	Ending Account Value 6/30/2008	Expenses Paid During the Period[a]	Annualized Expense Ratio
DAILY INCOME FUND
Actual Return	$1,000.00	$1,009.85	$3.50	0.70%
Hypothetical (5% return before expenses)	1,000.00	1,021.70	3.52	0.70%

SHORT-TERM GOVERNMENT SECURITIES FUND
Actual Return	1,000.00	1,009.20	3.75	0.75%
Hypothetical (5% return before expenses)	1,000.00	1,021.45	3.77	0.75%

SHORT-TERM BOND FUND
Actual Return	1,000.00	996.32	3.98	0.80%
Hypothetical (5% return before expenses)	1,000.00	1,021.20	4.02	0.80%

STOCK INDEX FUND[b]
Actual Return	1,000.00	871.75	2.89	0.61%
Hypothetical (5% return before expenses)	1,000.00	1,022.16	3.07	0.61%

VALUE FUND
Actual Return	1,000.00	873.72	3.21	0.68%
Hypothetical (5% return before expenses)	1,000.00	1,021.80	3.42	0.68%

SMALL-COMPANY STOCK FUND
Actual Return	1,000.00	913.97	5.77	1.20%
Hypothetical (5% return before expenses)	1,000.00	1,019.17	6.03	1.20%

INTERNATIONAL VALUE FUND
Actual Return	1,000.00	885.99	4.60	0.97%
Hypothetical (5% return before expenses)	1,000.00	1,020.33	4.88	0.97%

NASDAQ-100 INDEX TRACKING STOCK FUND
Actual Return	1,000.00	889.16	5.08	1.07%
Hypothetical (5% return before expenses)	1,000.00	1,019.83	5.38	1.07%

a
The dollar amounts shown as “Expenses Paid During the Period” are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in most recent six-month period, then divided by the number of days in the most recent twelve-month period.

b.	The Stock Index Fund is a feeder fund that invests substantially all of its assets in a master portfolio. The example reflects the expenses of both the feeder fund and the master portfolio.

Expense Example|19

Regulatory and Shareholder Matters

PROXY VOTING POLICIES AND PROCEDURES
The policies and procedures used to determine how to vote proxies relating to the Funds’ portfolio securities are available without charge online at www.homesteadfunds.com or upon request by calling the Chief Compliance Officer at 1-800-258-3030. This information is also on the Securities and Exchange Commission’s website at www.sec.gov.

PROXY VOTING RECORD
For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available without charge online at www.homesteadfunds.com and on the Securities and Exchange Commission’s website at www.sec.gov.

QUARTERLY DISCLOSURE OF PORTFOLIO HOLDINGS
The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Portfolio holdings for the second and fourth quarter of each fiscal year are filed as part of the Funds’ semiannual and annual reports. The Funds’ Form N-Q, semiannual and annual reports are available on the Commission’s website at www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent quarterly portfolio holdings and semi-annual and annual report also can be accessed on the Funds’ website at www.homesteadfunds.com.

20 | Regulatory and Shareholder Matters

PORTFOLIO OF INVESTMENTS: Daily Income Fund
June 30, 2008(Unaudited)

CORPORATE NOTES	Interest Rate	Maturity Date	Face Amount	Value
(6.1% of portfolio)

Citigroup Funding Inc.	6.25%	11/01/08	$2,755,000	$2,779,724
Citigroup Funding Inc.	10.00	12/01/08	1,900,000	1,943,837
CIT Group Inc.	4.75	08/15/08	1,000,000	986,936
Merrill Lynch & Co. Inc.	3.13	07/15/08	2,133,000	2,131,523
Merrill Lynch & Co. Inc.	6.38	10/15/08	143,000	143,367
Merrill Lynch & Co. Inc.	4.83	10/27/08	1,050,000	1,053,352
Northern Illinois Gas Co.	5.88	08/15/08	2,000,000	2,001,844
Total Corporate Notes (Cost $11,040,583)				11,040,583

COMMERCIAL PAPER
(71.5% of portfolio)

American Express Credit Co.	2.27	07/03/08	1,910,000	1,909,759
American Express Credit Co.	2.27	07/11/08	1,500,000	1,499,054
American Express Credit Co.	2.40	07/21/08	2,500,000	2,496,667
American Express Credit Co.	2.37	07/25/08	2,910,000	2,905,402
American General Finance Corp.	2.72	08/28/08	3,430,000	3,414,969
American General Finance Corp.	3.00	07/11/08	1,910,000	1,908,408
American General Finance Corp.	2.55	07/29/08	2,000,000	1,996,033
American General Finance Corp.	2.74	08/14/08	1,530,000	1,524,876
American Honda Finance Corp.	2.20	07/10/08	492,000	491,729
American Honda Finance Corp.	2.25	07/16/08	300,000	299,719
American Honda Finance Corp.	2.18	07/30/08	1,100,000	1,098,068
American Honda Finance Corp.	2.15	08/04/08	4,000,000	3,991,878
American Honda Finance Corp.	2.12	08/06/08	2,270,000	2,265,188
Citigroup Funding Inc.	2.65	07/08/08	2,210,000	2,208,861
Citigroup Funding Inc.	2.58	08/11/08	1,910,000	1,904,388
Cola-Cola Co.	2.03	08/08/08	4,000,000	3,991,429
Cola-Cola Co.	2.15	09/15/08	1,000,000	995,461
General Electric Capital Corp.	2.60	07/07/08	3,170,000	3,168,626
General Electric Capital Corp.	2.30	07/31/08	2,000,000	1,996,166
General Electric Capital Corp.	2.40	08/29/08	3,570,000	3,555,958
HSBC Finance Corp.	2.50	07/09/08	3,740,000	3,737,922
Deere & Company	3.30	07/15/08	860,000	858,896
Deere & Company	2.16	08/21/08	3,900,000	3,888,066
Merrill Lynch & Co. Inc.	1.00	07/02/08	1,020,000	1,019,914
Merrill Lynch & Co. Inc.	2.72	07/21/08	1,850,000	1,847,205
Merrill Lynch & Co. Inc.	2.79	08/19/08	2,540,000	2,530,354
MetLife Inc.	2.28	08/26/08	4,787,000	4,770,022
Morgan Stanley	3.03	07/14/08	3,000,000	2,996,718
Morgan Stanley	3.05	07/16/08	3,470,000	3,465,590
Morgan Stanley	2.55	08/22/08	2,300,000	2,291,528
Nestle Capital Corp.	2.51	07/01/08	1,000,000	1,000,000
Nestle Capital Corp.	2.05	08/07/08	7,970,000	7,953,208
Pfizer Inc.	2.10	07/08/08	4,665,000	4,663,095
Proctor & Gamble Co.	2.11	07/09/08	5,000,000	4,997,656
Proctor & Gamble Co.	2.17	08/14/08	3,612,000	3,602,420
Prudential Funding Corp.	2.20	08/14/08	2,410,000	2,403,520
Prudential Funding Corp.	2.35	08/25/08	3,530,000	3,517,326
Prudential Funding Corp.	2.29	08/27/08	2,800,000	2,789,848
Southern Company	2.23	07/17/08	1,635,000	1,633,380
Southern Company	2.23	07/18/08	272,000	271,714
Toyota Motor Credit Corp.	2.55	07/01/08	2,170,000	2,170,000
Toyota Motor Credit Corp.	2.40	08/13/08	3,850,000	3,838,963
Toyota Motor Credit Corp.	2.52	09/30/08	2,850,000	2,831,846
UBS Finance Delaware LLC	2.55	07/23/08	354,000	353,448
UBS Finance Delaware LLC	2.43	07/23/08	2,500,000	2,496,295
UBS Finance Delaware LLC	2.43	07/24/08	3,470,000	3,464,624

The accompanying notes are an integral part of these financial statements.
Portfolio of Investments|21

	Interest Rate		Maturity Date	Face Amount	Value
(Commercial Paper continued)
UBS Finance Delaware LLC	2.75%		08/05/08	$2,500,000	$2,493,316
Wells Fargo & Co.	2.40		08/06/08	4,000,000	3,990,400
Wells Fargo & Co.	2.24		08/26/08	4,740,000	4,722,304
Total Commercial Paper (Cost $130,222,217)					130,222,217

U.S. GOVERNMENT AGENCY OBLIGATIONS
(13.4% of portfolio)
Federal Home Loan Bank	0.00	(a)	08/01/08	2,760,000	2,754,771
Federal Home Loan Bank	0.00	(a)	08/12/08	400,000	398,997
Federal Home Loan Bank	0.00	(a)	08/15/08	5,000,000	4,986,681
Federal Home Loan Mortgage Corp.(b)	0.00	(a)	08/18/08	2,000,000	1,994,347
Federal Home Loan Mortgage Corp.(b)	0.00	(a)	09/10/08	476,000	473,982
Federal Home Loan Mortgage Corp.(b)	0.00	(a)	09/12/08	3,000,000	2,986,617
Federal Home Loan Mortgage Corp.(b)	0.00	(a)	09/25/08	1,000,000	994,570
Federal Home Loan Mortgage Corp.(b)	0.00	(a)	09/26/08	1,680,000	1,670,772
Federal National Mortgage Association(b)	0.00	(a)	08/20/08	8,160,000	8,135,097
Total U.S. Government Agency Obligations
(Cost $24,395,834)					24,395,834

MONEY MARKET ACCOUNTS
(9.0% of portfolio)
SSgA Prime Money Market Fund	2.48	(c)		9,080,000	9,080,000
SSgA Money Market Fund	2.28	(c)		7,346,452	7,346,452
Total Money Market Accounts (Cost $16,426,452)					16,426,452
TOTAL INVESTMENTS IN SECURITIES
(Cost $182,085,086)—100%					$182,085,086

(a)	Zero coupon security, purchased at discount.
(b)	The issuer is a publicly traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
(c)	7-day yield at June 30, 2008.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction between market participants at the measurement date. FAS 157 also established a three-tier hierarchy based upon the inputs used to value an asset for disclosure of fair value measurements. The three-tier hierarchy of inputs is summarized below:

•	Level 1—quoted prices in active markets for identical investments;

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3—significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2008:

Valuation Inputs	Investments in Securities
Level 1—Quoted Prices	$ —
Level 2—Other Significant Observable Inputs	182,085,086
Level 3—Significant Unobservable Inputs	—
Total	$182,085,086

The accompanying notes are an integral part of these financial statements.
22 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund
June 30, 2008 (Unaudited)

ASSET BACKED SECURITIES	Interest Rate		Maturity Date	Face Amount	Value
(8.8% of portfolio)
Small Business Administration 93-20J	5.90%		10/01/13	$50,070	$50,555
Small Business Administration 98-20D	6.15		04/01/18	63,301	64,739
Small Business Administration 98-20E	6.30		05/01/18	49,707	50,969
Small Business Administration 98-20H	6.15		08/01/18	26,294	26,909
Small Business Administration 99-20D	6.15		04/01/19	81,318	83,290
Small Business Administration 04-20B	4.72		02/01/24	136,649	132,390
Small Business Administration 04-20C	4.34		03/01/24	179,770	171,321
Small Business Administration 05-10E	4.54		09/01/15	77,078	76,756
Small Business Administration Pool # 100075	3.50		05/25/19	50,624	46,490
Small Business Administration Pool # 500724	4.00	(a)	12/25/13	12,347	12,200
Small Business Administration Pool # 502261	3.13	(a)	10/25/17	20,941	20,861
Small Business Administration Pool # 502477	3.25	(a)	09/25/18	56,890	56,428
Small Business Administration Pool # 502543	2.70	(a)	01/25/19	100,714	101,334
Small Business Administration Pool # 502684	3.25	(a)	07/25/19	24,210	24,483
Small Business Administration Pool # 503278	2.88	(a)	02/25/21	40,870	41,049
Small Business Administration Pool # 503463	3.13	(a)	09/25/21	67,464	67,083
Small Business Administration Pool # 504305	2.88	(a)	10/25/23	23,737	23,491
Small Business Investment Companies 99-10A	6.24		03/10/09	179,371	181,646
Small Business Investment Companies 00-10B	7.45		09/01/10	41,346	42,836
Small Business Investment Companies 02-20K	5.08		11/01/22	59,056	58,554
Small Business Investment Companies 02-P10B	5.20		08/01/12	175,354	176,923
Small Business Investment Companies 03-10A	4.63		03/10/13	807,761	796,332
Small Business Investment Companies 03-10B	3.39		03/01/13	87,204	85,384
Small Business Investment Companies 03-P10A	4.52		02/10/13	32,143	31,615
Small Business Investment Companies 03-P10B	5.14		08/10/13	100,284	100,562
Small Business Investment Companies 04-10A	4.12		03/01/14	383,629	363,035
Small Business Investment Companies 04-10B	4.68		09/10/14	412,127	405,443
Small Business Investment Companies 04-P10A	4.50		02/10/14	118,180	113,534
Small Business Investment Companies 05-P10A	4.64		02/10/15	180,640	177,045
Small Business Investment Companies 05-10B	4.94		09/10/15	298,478	292,658
Small Business Investment Companies 07-10A	5.38		03/10/17	116,614	114,723
Total Asset Backed Securities (Cost $3,947,530)					3,990,638

MORTGAGE BACKED SECURITIES
(18.8% of portfolio)
Bear Stearns Commercial Mortgage Securities 2004-ESA C(b)	4.94		05/14/16	521,000	527,488
Bear Stearns Commercial Mortgage Securities 2004-ESA D(b)	4.99		05/14/16	620,000	627,981
Bear Stearns Commercial Mortgage Securities 2004-ESA E(b)	5.06		05/14/16	500,000	506,771
Bear Stearns Commercial Mortgage Securities 2004-ESA F(b)	5.18		05/14/16	315,000	319,584
GNMA #1928	7.00		11/20/09	1,061	1,083
GNMA #2602	6.00		06/20/28	104,389	106,447
GNMA #2707	5.50		01/20/14	21,950	22,330
GNMA #8004	5.63	(a)	07/20/22	44,287	44,743
GNMA #8006	5.63	(a)	07/20/22	37,239	37,634
GNMA #8038	5.63	(a)	08/20/22	22,157	22,392
GNMA #8040	5.63	(a)	08/20/22	53,470	54,127
GNMA #8054	5.13	(a)	10/20/22	12,571	12,619
GNMA #8076	5.13	(a)	11/20/22	22,966	23,084
GNMA #8102	5.00	(a)	02/20/16	13,766	13,875
GNMA #8103	5.50	(a)	02/20/16	44,330	44,761
GNMA #8157	5.38	(a)	03/20/23	42,540	42,710
GNMA #8191	6.38	(a)	05/20/23	72,531	73,806
GNMA #8215	6.38	(a)	04/20/17	7,815	7,965
GNMA #8259	5.63	(a)	08/20/23	18,683	18,863
GNMA #8297	5.13	(a)	12/20/17	22,556	22,374
GNMA #8332	5.50	(a)	03/20/18	13,735	13,887
GNMA #8344	6.50	(a)	04/20/18	29,031	29,677
GNMA #8384	5.38	(a)	03/20/24	10,338	10,363

The accompanying notes are an integral part of these financial statements.
Portfolio of Investments|23

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
June 30, 2008 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
(Mortgage Backed Securities continued)
GNMA #8393	5.63	(a)%	08/20/18	$10,364	$10,487
GNMA #8400	5.63	(a)	08/20/18	20,943	21,193
GNMA #8405	5.63	(a)	09/20/18	18,731	18,897
GNMA #8423	6.38	(a)	05/20/24	12,027	12,251
GNMA #8429	5.13	(a)	11/20/18	22,512	22,321
GNMA #8459	5.63	(a)	07/20/24	19,051	19,260
GNMA #8499	6.88	(a)	05/20/19	11,105	11,374
GNMA #8518	5.13	(a)	10/20/24	19,285	19,376
GNMA #8532	5.13	(a)	10/20/24	24,486	24,635
GNMA #8591	5.38	(a)	02/20/25	55,961	56,182
GNMA #8638	6.38	(a)	06/20/25	20,546	20,930
GNMA #8648	5.63	(a)	07/20/25	25,553	25,797
GNMA #8663	5.63	(a)	07/20/25	24,216	24,517
GNMA #8680	5.63	(a)	08/20/20	31,523	31,935
GNMA #8687	5.63	(a)	08/20/25	5,631	5,697
GNMA #8702	5.13	(a)	10/20/20	10,798	10,878
GNMA #8747	5.13	(a)	11/20/25	17,616	17,710
GNMA #8807	5.63	(a)	07/20/21	26,773	27,066
GNMA #8836	5.63	(a)	09/20/21	25,581	25,853
GNMA #8847	6.38	(a)	04/20/26	21,805	22,188
GNMA #8869	5.13	(a)	11/20/21	70,313	70,701
GNMA #8873	5.13	(a)	11/20/21	32,500	32,700
GNMA #8877	6.38	(a)	05/20/26	5,993	6,106
GNMA #8883	5.13	(a)	12/20/21	24,116	24,241
GNMA #8915	5.38	(a)	02/20/22	24,082	24,184
GNMA #8934	5.38	(a)	03/20/22	42,421	42,616
GNMA #8978	6.38	(a)	05/20/22	106,807	108,817
GNMA #80053	5.38	(a)	03/20/27	5,069	5,087
GNMA #80058	6.38	(a)	04/20/27	5,552	5,650
GNMA #80185	6.38	(a)	04/20/28	55,357	56,332
GNMA #80264	5.25	(a)	03/20/29	52,431	52,623
GNMA #80283	6.38	(a)	05/20/29	40,748	41,467
GNMA #80300	5.63	(a)	07/20/29	29,847	30,166
GNMA #80309	5.63	(a)	08/20/29	11,666	11,773
GNMA #80363	5.25	(a)	01/20/30	92,431	92,835
GNMA #80426	5.63	(a)	07/20/30	4,657	4,708
GNMA #80452	5.63	(a)	09/20/30	25,240	25,511
GNMA #80475	4.88	(a)	12/20/30	56,834	57,050
GNMA #80577	4.75	(a)	02/20/32	10,180 1	0,189
GNMA #80684	6.38	(a)	04/20/33	32,620	33,137
GNMA #81129	5.50	(a)	10/20/34	452,503	451,784
GNMA #383310	5.00		04/15/09	11,240	11,257
GNMA #510280	6.00		08/15/14	23,051	23,789
GNMA #583189	4.50		02/20/17	85,315	83,568
GNMA #607494	5.00		04/15/19	128,923	129,405
GNMA #616274	5.00		02/15/19	70,873	71,138
GNMA #780336	6.50		02/15/11	4,381	4,455
GNMA 1996-4	7.00		04/16/26	9,095	9,659
GNMA 2001-53	2.83	(a)	10/20/31	14,541	14,412
GNMA 2001-53	5.50		12/20/31	78,831	79,629
GNMA 2001-61	2.98	(a)	09/20/30	29,173	29,044
GNMA 2002-15	5.50		11/20/31	149,974	152,157
GNMA 2002-20	4.50	(a)	03/20/32	38,912	38,107
GNMA 2002-88	5.00		05/16/31	162,722	163,643
GNMA 2003-11	4.00		10/17/29	76,640	73,021
GNMA 2003-12	4.50		02/20/32	57,301	56,494
GNMA 2003-26	2.92	(a)	04/16/33	25,021	24,718
GNMA 2003-97	4.50		03/20/33	120,273	117,592
GNMA 2004-17	4.50		12/20/33	282,767	274,521

The accompanying notes are an integral part of these financial statements.
24 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
June 30, 2008 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
(Mortgage Backed Securities continued)
GNMA 2004-17	4.50%		12/17/26	$696,321	$699,419
GNMA 2004-102	5.50		04/20/34	99,414	101,317
GNMA 2005-56	5.00		08/20/31	288,334	289,426
GNMA 2005-88	5.50		02/20/33	172,680	172,394
GNMA 2006-36	6.00		02/20/21	73,559	74,719
GNMA 2007-11	5.50		03/20/37	438,902	441,451
GNMA 2007-30	5.50		03/20/35	178,156	179,326
Government Lease Trust 99-C1A(b)	4.00		05/18/11	522,959	517,436
Government Lease Trust 99-C1A(b)	4.00		05/18/11	165,000	163,257
GS Mortgage Securities Corp. II 2001-LIBA(b)	6.73		02/14/16	315,000	334,298
Total Mortgage Backed Securities (Cost $8,449,560)					8,530,440

MUNICIPAL BONDS
(14.2% of portfolio)
Anchorage, Alaska	5.50		12/01/20	150,000	159,555
Arizona State University	5.38		07/01/19	700,000	755,300
Broward County, Florida	5.25		01/01/16	250,000	264,875
Broward County, Florida	5.25		01/01/17	300,000	317,850
East Lansing, Michigan	7.45		04/01/20	300,000	315,072
Fiscal Year 2005 Securitization Corp. New York	3.40		08/15/08	390,000	390,378
Johnson City, Tennessee—Public Building Authority	7.00		09/01/18	100,000	106,887
Los Angeles, California Unified School District	4.25		10/01/08	290,000	290,908
Matanuska Susitna Borough, Alaska	4.75		03/01/16	150,000	152,972
Mesa, Arizona Industrial Development Authority	5.63		01/01/29	1,000,000	1,050,200
Michigan Municipal Bond Authority	5.25		12/01/10	200,000	204,752
Newton County, Georgia Hospital Authority	5.75		02/01/12	250,000	264,570
Philadelphia, Pennsylvania Hospitals & Higher Education Facilities
Authority	6.00		10/01/29	330,000	350,704
San Jose, California Redevelopment Agency	5.00		08/01/26	1,000,000	1,022,590
Tucson, Arizona Industrial Development Authority	6.00		07/01/30	750,000	803,640
Total Municipal Bonds (Cost $6,462,460)					6,450,253

U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(45.4% of portfolio)
Dobie Center Properties LTD(b)	6.46		05/01/09	525,000	532,538
Government Trust Certificate (Sri Lanka Trust)	3.39	(a)	06/15/12	100,000	99,999
National Archives Facility Trust	8.50		09/01/19	52,199	62,070
Overseas Private Investment Corp.	4.10		11/15/14	108,480	105,204
Overseas Private Investment Corp.	3.74		04/15/15	156,204	157,473
Overseas Private Investment Corp.	3.62		09/15/16	103,970	104,692
Private Export Funding Corp.	5.87		07/31/08	2,250,000	2,255,911
Private Export Funding Corp.	3.38		02/15/09	1,000,000	1,003,767
Private Export Funding Corp.	6.67		09/15/09	975,000	1,018,639
Private Export Funding Corp.	4.97		08/15/13	1,100,000	1,133,961
Rowan Companies Inc.	2.80		10/20/13	104,761	102,165
SALLIE MAE	7.30		08/01/12	1,875,000	2,126,267
U.S. Department of Housing and Urban Development	3.44		08/01/11	1,250,000	1,237,300
U.S. Department of Housing and Urban Development	4.79		08/01/11	514,000	530,984
U.S. Department of Housing and Urban Development	7.50		08/01/11	250,000	260,854
U.S. Department of Housing and Urban Development	6.07		08/01/21	500,000	517,487
U.S. Treasury Note	4.88		10/31/08	750,000	757,090
U.S. Treasury Note	4.38		11/15/08	1,000,000	1,008,281
The accompanying notes are an integral part of these financial statements.
Portfolio of Investments|25

PORTFOLIO OF INVESTMENTS: Short-Term Government Securities Fund (continued)
June 30, 2008 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
(U.S. Government And Agency Obligations continued)

U.S. Treasury Note	4.50%		02/15/09	$3,100,000	$3,142,141
U.S. Treasury Note	2.00		02/28/10	4,500,000	4,467,303
Total U.S. Government and Agency Obligations (Cost $20,540,332)					20,624,126

U.S. TREASURY BILL
(8.2% of portfolio)
U.S. Treasury Bill	1.76		09/18/08	3,750,000	3,735,484
Total U.S. Treasury Bill (Cost $3,735,484)					3,735,484

MONEY MARKET ACCOUNT				Shares
(4.6% of portfolio)
Vanguard Treasury Money Market Fund	1.69	(c)		2,073,126	2,073,126
Total Money Market Account (Cost $2,073,126)					2,073,126

TOTAL INVESTMENTS IN SECURITIES (Cost $45,208,492)—100%					$45,404,067

(a)	Variable coupon rate as of June 30, 2008.
(b)
144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $3,529,353 and represents 7.8% of total investment.

(c)	7-day yield at June 30, 2008.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction between market participants at the measurement date. FAS 157 also established a three-tier hierarchy based upon the inputs used to value an asset for disclosure of fair value measurements. The three-tier hierarchy of inputs is summarized below:

•	Level 1—quoted prices in active markets for identical investments;

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3—significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2008:

Valuation Inputs	Investments in Securities
Level 1—Quoted Prices	$15,168,499
Level 2—Other Significant Observable Inputs	30,235,568
Level 3—Significant Unobservable Inputs	—
Total	$45,404,067

The accompanying notes are an integral part of these financial statements.
26 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund
June 30, 2008 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
CORPORATE BONDS
(33.5% of portfolio)

BASIC INDUSTRIES—4.3%
3M Employee Stock Ownership Plan(b)	5.62%		07/15/09	$1,231,852	$1,252,732
Cooper Industries Inc.	5.50		11/01/09	370,000	377,744
Exxon Capital Corp	6.13		09/08/08	650,000	653,648
Halliburton Co.(b)	5.50		10/15/10	100,000	103,597
ITT Corp.	2.94	(a)	08/25/48	730,000	722,437
Minnesota Mining & Manufacturing Co.	2.44	(a)	09/30/27	250,000	246,103
Pepsico Capital Resources Inc.	0.00	(c)	04/01/12	420,000	342,082
PPG Industries Inc.	5.75		03/15/13	470,000	477,877
Snap-on Inc.	2.84	(a)	01/12/10	3,675,000	3,607,917
Vulcan Materials Co.	4.03	(a)	12/15/10	1,800,000	1,785,373
Total Basic Industries					9,569,510

CONSUMER STAPLES—1.7%
Beverages
Brown-Forman Corp.	2.80	(a)	04/01/10	1,100,000	1,081,533
Food Products
Campbell Soup Co.	5.88		10/01/08	2,695,000	2,714,269
Total Consumer Staples					3,795,802

CONSUMER DISCRETIONARY—0.1%
Specialty Retail
Home Depot Inc.	2.90	(a)	12/16/09	230,000	224,018
Total Consumer Discretionary					224,018

FINANCE—19.8%
Banks
American Express Bank FSB	2.54	(a)	04/26/10	1,125,000	1,107,619
Bank of America Corp.	4.45	(d)	10/15/09	465,000	465,844
Bank of America Corp.	4.50	(d)	12/15/09	245,000	244,289
Bank of America Corp.	7.23		08/15/12	200,000	210,452
Bayerische Landesbank New York	2.88		10/15/08	575,000	574,538
Bayerische Landesbank New York	3.20		04/15/09	1,150,000	1,145,561
Canadian Imperial Bank of Commerce New York	4.38		07/28/08	1,100,000	1,101,133
Capital One FSB	2.89	(a)	03/13/09	1,750,000	1,742,415
Comerica Bank	2.53	(a)	02/17/09	2,575,000	2,537,508
Comerica Bank	2.50	(a)	06/19/09	2,225,000	2,158,475
Comerica Bank	2.50	(a)	08/07/09	420,000	419,094
Comerica Bank	2.72	(a)	08/24/09	335,000	323,325
Comerica Bank	2.57	(a)	06/30/10	1,100,000	1,030,125
Comerica Bank	7.13		12/01/13	460,000	463,928
Fifth Third Bank	4.20		02/23/10	900,000	863,284
First Tennesse Bank N.A.	4.55		07/03/08	650,000	650,000
First Tennesse Bank N.A.	5.32		12/08/08	570,000	566,003
First Tennesse Bank N.A.	2.95	(a)	12/17/09	1,950,000	1,858,503
US Bank N.A.(b)	5.92		05/25/12	676,778	679,526
WashingtonMutual Bank NV	2.74	(a)	08/25/08	415,000	407,177
WashingtonMutual Bank NV	5.55		06/16/10	240,000	222,000
Commercial Lending & Leasing
Caterpillar Financial Services Corp.	2.34	(a)	08/07/08	100,000	99,991
Consumer Loans
American General Finance Corp.	3.88		10/01/09	640,000	626,813
Berkshire Hathaway Finance Corp.	3.38		10/15/08	250,000	250,169
CIT Group Inc.	2.83	(a)	08/15/08	875,000	874,049
CIT Group Inc.	4.75		08/15/08	405,000	402,954
CIT Group Inc.	3.05	(a)	01/30/09	1,050,000	1,015,910

The accompanying notes are an integral part of these financial statements.
Portfolio of Investments|27

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2008 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
(Corporate Bonds continued)

CIT Group Inc.	2.85	(a)%	03/12/09	$135,000	$129,629
CIT Group Inc.	3.38		04/01/09	500,000	473,148
CIT Group Inc.	2.79	(a)	06/08/09	2,765,000	2,557,666
CIT Group Inc.	2.91	(a)	03/12/10	925,000	803,359
CIT Group Inc.	7.63		11/30/12	275,000	228,574
Countrywide Financial Corp.	3.02	(a)	03/24/09	1,100,000	1,056,355
Countrywide Financial Corp.(b)	0.00	(a)	04/15/37	475,000	457,781
General Electric Capital Corp.	6.00		12/20/08	125,000	126,025
General Electric Capital Corp.	2.59	(a)	02/20/09	1,200,000	1,192,724
General Electric Capital Corp.(b)	4.15		04/14/09	555,000	554,678
General Electric Capital Corp.	3.25		07/15/10	100,000	97,208
General Electric Capital Corp.	2.89	(a)	02/18/11	260,000	248,983
General Electric Capital Corp.	5.00	(d)	09/12/11	295,000	294,131
General Electric Capital Corp.	1.79	(a)	05/01/51	100,000	98,497
Household Finance Corp.	2.33	(a)	08/15/08	100,000	99,969
Toyota Motor Credit Corp.	2.75		08/06/09	88,636	87,511
Insurance
Allstate Life Global Funding II.	5.17		01/22/09	1,065,000	1,069,411
Hartford Life Global Funding	5.75		08/15/12	210,000	210,198
Genworth Global Funding	5.20		10/08/10	1,925,000	1,925,525
MassMutual Global Funding II(b)	2.55		07/15/08	100,000	99,994
MBIA Global Funding LLC(b)	2.47	(a)	11/14/08	280,000	257,248
MBIA Global Funding LLC(b)	2.68	(a)	12/05/08	1,050,000	955,441
MBIA Global Funding LLC(b)	2.69	(a)	02/13/09	500,000	445,357
MBIA Global Funding LLC(b)	2.45	(a)	04/09/09	350,000	304,961
MBIA Global Funding LLC(b)	4.38		03/15/10	750,000	651,493
Monumental Global Funding II(b)	2.80		07/15/08	220,000	219,956
Principal Life Income Funding	3.20		04/01/09	400,000	398,466
Principal Life Income Funding	4.00		12/15/09	350,000	343,276
Protective Life Secured Trust	5.40		02/15/09	550,000	550,572
Protective Life Secured Trust	4.15		06/15/10	100,000	97,969
Protective Life Secured Trust	4.00		04/01/11	450,000	438,394
Reliance Standard Life(b)	5.63		03/15/11	800,000	836,830
Investment Banker/ Broker
Bear Stearns Cos., Inc.	2.88		07/02/08	320,000	320,000
Bear Stearns Cos., Inc.	5.85		07/19/10	1,450,000	1,472,501
Merrill Lynch & Co., Inc.	4.50	(a)	05/20/09	1,125,000	1,117,546
Morgan Stanley Inc.	4.78	(a)	05/14/10	1,100,000	1,095,753
Mortgage
Residential Capital LLC(b)	8.50		05/15/10	1,215,000	1,020,600
Residential Capital LLC	6.38		06/30/10	415,000	174,300
Total Finance					44,552,714
HEALTHCARE—0.7%
Pharmaceuticals
Abbott Laboratories	3.50		02/17/09	550,000	550,742
Allergan Inc.	7.47		04/17/12	350,000	383,045
Bristol Myers Squibb Co.(b)	4.00		08/15/08	225,000	225,046
Hospira Inc.	3.28	(a)	03/30/10	440,000	426,590
Total Healthcare					1,585,423
INFORMATION TECHNOLOGY—0.2%
Communication Equipment
Cisco Systems Inc.	5.25%		02/22/11	450,000	463,315
Total Information Technology					463,315

The accompanying notes are an integral part of these financial statements.
28 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2008 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
(Corporate Bonds continued)

TRANSPORTATION—2.7%
Airline
Southwest Airlines Inc.	6.54%		06/29/09	$1,382,917	$1,415,927
Southwest Airlines Inc.	7.22		07/01/13	132,854	135,302
Railroad
Burlington Northern & Santa Fe Railway Co.	6.20		05/01/13	225,000	235,601
Burlington Northern & Santa Fe Railway Co.	4.58		01/15/21	1,184,510	1,078,712
Burlington Northern & Santa Fe Railway Co.	4.83		01/15/23	192,432	181,110
Burlington Northern & Santa Fe Railway Co.	4.97		04/01/23	181,196	166,350
Consolidated Rail Corp.	6.76		05/25/15	184,283	201,342
CSX Transportation Inc.	7.73		03/15/09	115,000	117,669
Union Tank Car Co.	7.45		06/01/09	295,000	304,319
Union Tank Car Co.	6.79		05/01/10	1,400,000	1,461,863
Union Tank Car Co.	6.57		01/02/14	215,954	238,146
Special Purpose Entity
Toll Road Investor Partnership II LLP(b)	0.00	(c)	02/15/10	500,000	458,169
Total Transportation					5,994,510
UTILITIES—4.0%
Electric & Gas
Central Hudson Gas & Electric Corp.	6.00		01/15/09	340,000	342,654
Duke Energy Corp.	4.20		10/01/08	1,980,000	1,982,839
Duke Energy Corp.	5.38		01/01/09	625,000	629,713
Empire District Electric Co.	8.13		11/01/09	225,000	234,578
Michigan Consolidated Gas Co.	7.06		05/01/12	325,000	343,560
National Fuel Gas Co.	6.00		03/01/09	625,000	629,935
Northern National Gas Co.(b)	6.75		09/15/08	335,000	336,760
Southern California Edison Co.	2.95	(a)	02/02/09	175,000	173,859
Southern California Gas Co.	4.80		10/01/12	165,000	164,325
Southern Co. Capital Funding, Inc.	5.75		11/15/15	525,000	551,577
Washington Gas Light Co.	6.51		08/18/08	350,000	351,198
Telephone
GTE Northwest Inc.	5.55		10/15/08	250,000	251,251
Nextel Communications, Inc.	7.38		08/01/15	1,350,000	1,120,500
NYNEX Corp.	9.55		05/01/10	26,701	27,485
SBC Communications Capital Corp.	7.00		10/01/12	450,000	455,957
Southwestern Bell Telephone Co.	6.59		09/29/08	110,000	110,621
Verizon Pennsylvania Inc.	5.65		11/15/11	1,350,000	1,359,504
Total Utilities					9,066,316
Total Corporate Bonds (Cost $75,714,843)					75,251,608

YANKEE BONDS
(4.9% of portfolio)
Bank of Scotland PLC(b)	4.00		09/15/09	675,000	670,279
Bayerische Landesbank.	4.25	(d)	07/22/11	1,350,000	1,350,900
Canadian National Railway Co.	7.52		01/03/10	572,749	592,206
CIT Group Funding Co. of Canada	4.65		07/01/10	675,000	564,577
Diageo Finance BV.	2.92	(a)	03/30/09	1,575,000	1,571,434
Hydro-Quebec	6.27		01/03/26	80,000	88,848
International Bank for Reconstruction and Development	0.00	(c)	01/23/09	1,060,800	1,042,363
International Bank for Reconstruction and Development	0.00	(c)	01/15/11	875,000	805,645
International Bank for Reconstruction and Development	0.00	(c)	04/15/11	250,000	228,286
International Bank for Reconstruction and Development	0.00	(c)	10/15/11	250,000	222,820
International Bank for Reconstruction and Development	3.50	(d)	07/03/13	865,000	873,387
International Multifoods Inc.	6.60		11/13/09	250,000	259,357

The accompanying notes are an integral part of these financial statements.
Portfolio of Investments|29

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2008 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
(Yankee Bonds continued)

Province of Ontario	3.38%		05/20/11	$1,125,000	$1,115,672
Royal Philips Electronics NV	4.63		03/11/13	475,000	467,877
Shell International Finance BV	5.63		06/27/11	1,100,000	1,153,893
Total Yankee Bonds (Cost $10,868,424)					11,007,544

ASSET BACKED SECURITIES
(24.8% of portfolio)
ACLC Franchise Loan Receivables Trust 97-A(b)	2.91	(a)	09/17/12	16,833	15,804
ACLC Franchise Loan Receivables Trust 97-B(b)	6.73		04/15/14	469,909	476,974
Advanta Business Card Master Trust 06-A3	5.30		05/21/12	610,000	609,963
Advanta Business Card Master Trust 06-A5	5.10		09/20/12	1,215,000	1,227,596
AEP Texas Central Transition Funding 06-A	4.98		07/01/15	360,000	364,395
Americredit Automobile Receivables Trust 05-AX	3.93		10/06/11	1,581,948	1,525,971
Americredit Automobile Receivables Trust 05-DA	5.02		11/06/12	140,000	130,633
Americredit Automobile Receivables Trust 06-AF	5.56		09/06/11	512,822	515,380
Americredit Automobile Receivables Trust 06-BG	5.21		10/06/11	635,590	632,735
Americredit Automobile Receivables Trust 06-BG	5.21		09/06/13	1,190,000	1,077,896
Americredit Automobile Receivables Trust 06-RM	5.42		08/08/11	1,690,058	1,663,567
Americredit Automobile Receivables Trust 06-RM	5.53		01/06/14	2,090,000	1,918,114
Americredit Automobile Receivables Trust 07-AX	5.29		11/06/10	111,560	111,464
Americredit Automobile Receivables Trust 07-AX	2.49	(a)	10/06/13	1,775,000	1,574,358
Americredit Automobile Receivables Trust 07-CM	2.53	(a)	04/07/14	1,125,000	948,849
Americredit Automobile Receivables Trust 07-DF	5.56		06/06/14	280,000	283,753
Americredit Automobile Receivables Trust 08-AF	6.96		10/14/14	400,000	398,812
Atlantic City Electric Transition Funding LLC 03-1	2.89		07/20/11	254,450	253,938
Bay View Auto Trust 05-LJ2	4.41		07/25/10	22,396	22,425
Capital One Auto Finance Trust 05-C	4.61		07/15/10	96,950	96,744
Capital One Auto Finance Trust 06-B	5.45		02/15/11	328,031	329,054
Capital One Auto Finance Trust 07-A	5.33		05/15/10	29,161	29,164
Capital One Auto Finance Trust 07-B	5.03		04/15/12	1,045,000	1,018,897
Caterpillar Financial Asset Trust 06-A	5.57		05/25/10	278,908	281,372
Caterpillar Financial Asset Trust 07-A	5.34		06/25/12	650,000	659,020
Charming Shoppes Master Trust 04-1A(b)	3.42	(a)	05/15/14	500,000	485,938
CIT Equipment Collateral 08-VT1	6.59		12/22/14	1,325,000	1,361,231
CIT Marine Trust 99-A	6.25		11/15/19	987,765	938,462
CIT RV Trust 99-A	6.24		08/15/15	55,029	55,102
Citibank Credit Card Issuance Trust 06-A2	4.85		02/10/11	900,000	908,457
CPS Auto Trust 04-D(b)	3.86		12/15/11	104,230	99,905
CPS Auto Trust 06-C(b)	5.31		02/15/10	960	959
CPS Auto Trust 07-A(b)	5.04		09/15/11	924,999	873,499
CPS Auto Trust 07-C(b)	5.92		05/15/14	1,584,990	1,340,554
CPS Auto Trust 08-A(b)	6.48		07/15/13	475,000	451,918
Credit Acceptance Auto Dealer Loan Trust 06-2(b)	5.38		06/15/12	349,089	348,747
Credit Acceptance Auto Dealer Loan Trust 07-2(b)	6.16		04/15/13	1,000,000	986,880
Daimler Chrysler Auto Trust 06-A	5.01		01/08/11	500,000	507,166
Drive Auto Receivables Trust 05-3(b)	4.99		10/15/10	168,001	168,028
Drive Auto Receivables Trust 06-1(b)	5.54	(d)	12/16/13	650,000	657,689
Drive Auto Receivables Trust 06-(b)	5.30		07/15/11	319,406	317,803
DTAuto Owner Trust 07-A(b)	5.53	(a)	08/15/10	459,517	448,671
DVI Receivables Corp. 00-2	7.12		11/12/08	98,350	29,505
DVI Receivables Corp. 01-2	3.52		07/11/08	338,221	87,938
DVI Receivables Corp. 02-1	4.57		06/11/10	199,553	39,911
DVI Receivables Corp. 03-1	2.98	(a)	03/14/11	533,284	223,979
E-Trade RV & Marine Trust 04-1	3.62		10/08/18	854,128	837,670
First Auto Receivables Group Trust 03-2(b)	3.31		09/15/10	147,334	147,357
Ford Credit Auto Owner Trust 07-A	5.47		06/15/12	745,000	755,287
Ford Credit Floorplan Master Owner Trust 06-3	2.92	(a)	06/15/11	1,565,000	1,515,067
Great America Leasing Receivables 05-1(b)	4.82		03/20/09	26,188	26,228

The accompanying notes are an integral part of these financial statements.
30 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2008 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
(Asset Backed Securities continued)
Great America Leasing Receivables 06-1(b)	5.39%		09/15/11	$495,000	$499,478
Hertz Vehicle Financing LLC 05-2(b)	5.08		11/25/11	1,350,000	1,265,295
Household Automotive Trust 05-2	4.37		05/17/10	579,362	581,184
Household Automotive Trust 06-1	5.43		06/17/11	536,183	536,726
Household Automotive Trust 07-1	5.32		05/17/10	102,460	102,759
Long Beach Acceptance Auto Receivables Trust 06-A	5.50		05/15/13	630,000	633,684
Long Beach Acceptance Auto Receivables Trust 06-B	5.17		08/15/11	3,390,770	3,400,067
Marriott Vacation Club Owners Trust 06-1A(b)	5.74		04/20/28	222,240	215,354
Marriott Vacation Club Owners Trust 08-1A(b)	7.20		05/20/30	850,000	846,014
MBNA Credit Card Master Note Trust 03-A11	3.65		03/15/11	90,000	90,152
Navistar Financial Corp. Owner Trust 05-A.	4.22		02/15/10	313,134	313,811
Nissan Auto Receivables Owner Trust 06-B	5.16		02/15/10	161,222	162,284
ONYX Acceptance Owner Trust 05-B	4.18		03/15/10	54,314	53,688
ONYX Acceptance Owner Trust 05-B	4.34		05/15/12	1,875,000	1,764,622
Prestige Auto Receivables Trust 05-1A(b)	4.37		06/15/12	194,311	193,033
Prestige Auto Receivables Trust 06-1A(b)	5.25		06/17/13	186,011	185,367
Santander Drive Auto Receivables Trust 07-1	5.20		12/15/10	576,939	576,328
Santander Drive Auto Receivables Trust 07-1	5.05		09/15/11	5,425,000	5,340,852
Santander Drive Auto Receivables Trust 07-2	3.27	(a)	2/15/10	1,350,000	1,227,867
Santander Drive Auto Receivables Trust 07-3	5.52		10/15/14	1,800,000	1,639,111
Sierra Receivables Funding Company 03-2A(b)	3.03		12/15/15	99,340	95,458
Small Business Administration 99-10B	6.00		03/01/09	7,464	7,507
Small Business Administration 02-20K	5.08		11/01/22	206,694	204,939
Small Business Administration 03-10B	3.39		03/01/13	196,208	192,115
Small Business Administration 03-P10B	5.14		08/10/13	120,341	120,675
Small Business Administration 05-10E	4.54		09/01/15	192,696	191,889
Susquehanna Auto Lease Trust 07-1(b)	5.32		04/14/09	701,669	702,985
Triad Automobile Receivables Trust 06-A	4.77		01/12/11	693,072	687,952
Triad Automobile Receivables Trust 06-B	5.52		11/12/12	125,000	122,292
Triad Automobile Receivables Trust 06-C	5.26		11/14/11	1,413,216	1,398,406
Triad Automobile Receivables Trust 06-C	5.31		05/13/13	110,000	102,473
UPFC Auto Receivables Trust 05-B	4.98		08/15/11	332,125	327,241
UPFC Auto Receivables Trust 06-A	5.49		05/15/12	400,497	390,927
UPFC Auto Receivables Trust 06-B	5.01		08/15/12	190,000	185,155
UPFC Auto Receivables Trust 07-A	5.53		07/15/13	175,000	164,511
USXL Funding LLC 06-1A(b)	5.38		04/15/14	465,626	434,307
Washington Mutual Master Note Trust 07-A4A(b)	5.20		10/15/14	925,000	873,403
Total Asset Backed Securities (Cost $57,275,979)					55,610,740

MORTGAGE BACKED SECURITIES
(24.3% of portfolio)
Accredited Mortgage Loan Trust 03-1	4.33	(a)	06/25/33	89,615	69,624
Accredited Mortgage Loan Trust 04-3	3.92	(a)	10/25/34	45,281	44,099
ACE Securities Corp. 06-ASL1	2.62	(a)	02/25/36	964,667	352,728
ACE Securities Corp. 06-SL1	2.64	(a)	09/25/35	299,855	144,513
Adjustable Rate Mortgage Trust 05-10	4.80	(a)	01/25/36	232,509	226,081
American Business Financial Services 02-1	6.51		12/15/32	105,466	84,982
American Home Mortgage Investment Trust 05-03	4.97		09/25/35	88,336	86,870
Amresco Residential Securities 98-1	7.07		10/25/27	125,542	120,677
Banc of America Funding Corp. 04-A	5.01	(a)	09/20/34	187,764	177,658
Banc of America Funding Corp. 05-G	5.24	(a)	10/20/35	1,573,092	1,476,633
Banc of America Funding Corp. 07-5	6.50		07/25/37	223,109	226,874
Banc of America Mortgage Securities Inc. 02-J	7.52	(a)	09/25/32	44,247	43,224
Banc of America Mortgage Securities Inc. 04-F	4.14	(a)	07/25/34	640,193	633,159
Banc of America Mortgage Securities Inc. 05-1	5.00		02/25/20	159,123	149,661
Banc of America Mortgage Securities Inc. 05-C	4.70	(a)	04/25/35	131,275	129,558
Bear Stearns Adjustable Rate Mortgage Trust 04-10	4.64	(a)	01/25/35	844,133	827,681
Bear Stearns Adjustable Rate Mortgage Trust 05-12	5.45	(a)	02/25/36	159,934	150,106

The accompanying notes are an integral part of these financial statements.
Portfolio of Investments|31

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2008 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
Mortgage backed Securities continued)

Bear Stearns ALT-ATrust 04-11	6.68	(a)%	11/25/34	$39,296	$30,304
Bear Stearns ALT-ATrust 05-4	5.37	(a)	05/25/35	224,559	192,249
Bear Stearns ALT-ATrust 05-9	5.79	(a)	11/25/35	134,159	97,366
Bear Stearns ALT-ATrust 06-6	5.80	(a)	11/25/36	338,741	274,009
Bear Stearns Asset Backed Securities Trust 03-3	3.07	(a)	06/15/43	148,502	132,249
Chase Mortgage Finance Corp. 03-S2	5.00		03/25/18	85,801	84,152
Chase Mortgage Finance Corp. 05-A1	5.41	(a)	12/25/35	82,584	76,074
Chase Mortgage Finance Corp. 06-A1	6.02	(a)	09/25/36	101,151	100,220
Chaseflex Trust 05-2	6.00		06/25/35	231,917	215,393
CITICORP Mortgage Securities, Inc. 88-11	5.79	(a)	08/25/18	49,248	48,897
CITICORP Mortgage Securities, Inc. 88-17	6.35	(a)	11/25/18	77,082	74,253
CITICORP Mortgage Securities, Inc. 07-1	5.50		01/25/22	1,027,194	979,292
Citigroup Mortgage Loan Trust, Inc. 05-7	5.32	(a)	09/25/35	575,696	574,121
Cityscape Home Equity Loan Trust 96-2	8.10		08/25/26	336,649	335,781
CMO Trust 17	7.25		04/20/18	2,208	2,208
Conseco Finance Securitizations Corp. 01-2	6.60		02/01/33	334,641	314,963
Contimortgage Home Equity Loan Trust 95-2	8.10		08/15/25	70,799	58,731
Countrywide Alternative Loan Trust 04-18CB	5.13		09/25/34	2,843	2,835
Countrywide Alternative Loan Trust 04-24CB	6.00		11/25/34	146,256	136,932
Countrywide Alternative Loan Trust 05-11CB	5.50		06/25/35	517,702	476,882
Countrywide Alternative Loan Trust 05-43	5.71	(a)	10/25/35	84,338	57,527
Countrywide Asset Backed Certificate 02-S4	5.22	(a)	10/25/17	1,096,070	1,038,553
Countrywide Asset Backed Certificate 06-S7	5.71		11/25/35	280,000	98,017
Countrywide Asset Backed Certificate 07-S3	2.62	(a)	05/25/37	902,405	864,899
Countrywide Home Loans 03-49	4.59	(a)	12/19/33	231,751	220,474
Countrywide Home Loans 03-56	4.49		12/25/33	222,339	217,637
Countrywide Home Loans 03-J13	5.25		01/25/24	711,339	698,568
Countrywide Home Loans 05-HYB8	5.61	(a)	12/20/35	285,708	220,509
Countrywide Home Loans 06-HYB5	5.82	(a)	09/20/36	157,369	123,290
Credit Suisse First Boston Mortgage 03-21	4.75		08/25/18	420,164	415,604
Credit Suisse First Boston Mortgage 03-21	3.98	(a)	09/25/33	51,508	45,721
Credit Suisse First Boston Mortgage 03-AR24	4.08	(a)	10/25/33	768,017	731,252
Credit Suisse First Boston Mortgage 04-4	5.50		06/25/15	310,425	295,308
Credit Suisse First Boston Mortgage 04-AR3	4.73	(a)	04/25/34	197,776	192,319
Credit Suisse First Boston Mortgage 05-10	5.25		11/25/20	701,980	660,295
Credit Suisse First Boston Mortgage 06-1	2.61	(a)	05/25/36	1,403,494	1,064,526
Credit Suisse First Boston Mortgage 06-2	5.41	(a)	07/25/36	1,120,000	314,830
DLJ Mortgage Acceptance Corp. 91-3	6.16	(a)	02/20/21	50,867	50,775
FHLMC 2419	5.50		03/15/17	7,568	7,744
FHLMC 2586	3.50		12/15/32	251,217	250,372
FHLMC 2649	4.50		07/15/18	694,481	670,604
FHLMC 3061	5.50		07/15/16	525,553	538,106
FHLMC 3071	5.75		11/15/34	363,787	368,410
FHLMC 780754	4.67	(a)	08/01/33	55,002	55,085
FHLMC M80833	4.00		08/01/10	349,285	348,960
FHLMC M80848	3.00		07/01/10	260,306	255,845
FHLMC M90951	4.50		10/01/09	112,474	113,165
FHLMC R009	5.75		12/15/18	595,708	605,983
FHLMC R010	5.50		12/15/19	1,183,247	1,194,608
FHLMC R013.	6.00		12/15/21	524,340	535,539
First Alliance Mortgage Loan Trust 94-1	5.85		04/25/25	25,052	19,458
First Alliance Mortgage Loan Trust 94-2	7.63		07/25/25	36,794	31,257
First Alliance Mortgage Loan Trust 94-3	7.83		10/25/25	899	827
First Horizon Mortgage Alternative Mortgage Securities 04-AA3	5.30	(a)	09/25/34	60,499	55,375
First Horizon Mortgage Pass-Through Trust 05-AR2	4.90	(a)	05/25/35	297,631	279,002
Flagstar Home Equity Loan Trust 07-1A(b)	5.77		01/25/35	250,000	220,845
FNMA 93-170	3.96	(a)	09/25/08	138	138
FNMA 03-05	4.25		08/25/22	201,808	197,643
FNMA 03-38	5.00		03/25/23	215,825	215,814

The accompanying notes are an integral part of these financial statements.
32 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2008 (Unaudited)

Mortgage backed Securities continued)	Interest Rate		Maturity Date	Face Amount	Value
FNMA 03-81	4.75%		09/25/18	$282,639	$273,155
FNMA 03-86	. 4.50		09/25/18	358,721	340,322
FNMA 04-34	5.50		05/25/19	495,205	493,864
FNMA 05-14	2.78	(a)	03/25/35	43,523	42,252
FNMA 06-10	5.75		09/25/20	142,312	143,858
FNMA 813842.	6.04	(a)	01/01/35	58,744	58,670
GMAC Mortgage Corp. Loan Trust 05-AR3	4.85	(a)	06/19/35	318,863	312,606
GMAC Mortgage Corp. Loan Trust 05-HE2.	4.62		11/25/36	91,320	84,075
GMAC Mortgage Corp. Loan Trust 06-HE3	5.75		10/25/36	220,000	161,737
GMAC Mortgage Corp. Loan Trust 07-HE1	5.95		08/25/37	1,100,000	410,409
GNMA 02-15	5.50		11/20/31	110,981	112,596
GNMA 02-88	5.00		05/16/31	81,361	81,821
GNMA 03-11	4.00		10/17/29	397,939	379,150
GNMA 03-12	4.50		02/20/32	114,602	112,987
GNMA 03-26	2.92	(a)	04/16/33	56,297	55,615
GNMA 03-92	4.50		12/16/26	56,906	57,167
GNMA 04-17	4.50		12/20/33	118,467	115,012
GNMA 06-36	6.00		02/20/21	122,598	124,532
GNMA 583189	4.50		02/20/17	51,189	50,141
Green Tree Financial Corp. 98-5	6.22		03/01/30	293,393	264,047
GS Mortgage Loan Trust 03-3F	5.00		04/25/33	106,401	103,568
GS Mortgage Loan Trust 03-10	4.94	(a)	10/25/33	520,825	467,544
GS Mortgage Loan Trust 05-8F	5.50		10/25/20	300,740	290,005
GS Mortgage Loan Trust 05-AR3	5.02	(a)	05/25/35	224,868	222,513
GS Mortgage Loan Trust 05-AR6	4.56	(a)	09/25/35	179,061	171,377
Home Equity Mortgage Loan Asset-Backed Trust 06-A.	5.77		05/25/36	301,366	105,679
Home Equity Mortgage Loan Asset-Backed Trust 07-HSA2	2.61	(a)	04/25/37	436,934	415,054
Home Equity Mortgage Trust 06-1	5.30		05/25/36	1,430,000	578,278
IMPAC Secured Assets Corp. 03-3	4.20		08/25/32	523,994	470,025
Indymac Indx Mortgage Loan Trust 04-AR6	6.97	(a)	10/25/34	26,287	26,266
Indymac Indx Mortgage Loan Trust 05-AR15	5.10	(a)	09/25/35	85,467	70,010
Indymac Indx Mortgage Loan Trust 05-L1	2.68	(a)	06/25/10	621,885	428,943
JP Morgan Mortgage Trust 04-A3	4.97	(a)	07/25/34	514,327	493,153
JP Morgan Mortgage Trust 05-A2	5.20	(a)	04/25/35	1,339,350	1,229,330
Lehman ABS Manufactured Housing Contract 01-B	4.35		05/15/14	226,138	156,883
Master Adjustable Rate Mortgages Trust 04-13	3.82	(a)	04/21/34	133,553	133,048
Master Adjustable Rate Mortgages Trust 05-1	5.23	(a)	01/25/35	125,813	108,127
Master Alternative Loans Trust 03-5	6.00		08/25/33	133,281	117,121
Master Assets Securitization Trust 03-6	5.00		07/25/18	101,980	98,538
Merrill Lynch Mortgage Investors Trust 03-A2	4.40	(a)	02/25/33	89,450	89,938
Merrill Lynch Mortgage Investors Trust 06-SL1	2.66	(a)	09/25/36	1,158,824	865,235
Morgan Stanley Capital Inc. 04-1	5.00		11/25/18	446,618	411,993
Morgan Stanley Mortgage Loan Trust 04-4	4.75		08/25/34	39,269	39,226
Morgan Stanley Mortgage Loan Trust 05-5AR	5.53	(a)	09/25/35	84,354	71,031
Morgan Stanley Mortgage Loan Trust 06-1AR	5.95	(a)	02/25/36	241,898	185,911
Morgan Stanley Mortgage Loan Trust 07-10XS’	6.00		02/25/37	647,160	586,185
New Century Home Equity Loan Trust 97-NC5	6.70		10/25/28	826	823
Oakwood Mortgage Investors, Inc. 99-D	7.84		11/15/29	504,912	420,666
Oakwood Mortgage Investors, Inc. 02-A	2.72	(a)	09/15/14	298,701	259,705
Prime Mortgage Trust 05-2	5.00		07/25/20	465,475	457,911
Residential Accredit Loans, Inc. 02-QS9.	3.08	(a)	07/25/32	12,667	10,945
Residential Accredit Loans, Inc. 05-QS5	5.70		04/25/35	111,253	103,392
Residential Accredit Loans, Inc. 06-QS4	6.00		04/25/36	798,886	713,092
Residential Asset Mortgage Products Inc. 02-RS5	4.75		09/25/32	499,968	391,054
Residential Asset Securitization Trust 04-A3	5.25		06/25/34	136,274	112,996
Residential Asset Securitization Trust 04-A4	5.50		08/25/34	14,254	14,255
Residential Asset Securitization Trust 05-A14	5.50		12/25/35	471,978	429,551
Residential Funding Mortgage Securities I 03-S11	3.50		06/25/18	149,835	146,439
Residential Funding Mortgage Securities I 03-S15	4.50		08/25/18	309,592	292,177

The accompanying notes are an integral part of these financial statements.
Portfolio of Investments|33

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2008 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
(Mortgage backed Securities continued)

Residential Funding Mortgage Securities I 03-S17	5.50%		09/25/33	$619,066	$609,595
Residential Funding Mortgage Securities I 05-SA2	5.16	(a)	06/25/35	74,440	72,354
Residential Funding Mortgage Securities I 06-SA1	5.59	(a)	02/25/36	93,248	87,274
Ryland Acceptance Corp. 64 E	3.50	(a)	04/01/18	75,968	75,523
SACO I Trust 05-6	2.77	(a)	09/25/35	1,233,991	945,035
Salomon Brothers Mortgage Securities 97-LB6	6.82		12/25/27	93	93
Structured Adjustable Rate Mortgage Loan Trust 04-3AC	4.94	(a)	03/25/34	41,592	37,901
Structured Adjustable Rate Mortgage Loan Trust 04-4	5.70	(a)	04/25/34	3,016,840	2,831,385
Structured Adjustable Rate Mortgage Loan Trust 04-8	4.66	(a)	07/25/34	700,000	679,215
Structured Adjustable Rate Mortgage Loan Trust 04-11	5.58	(a)	08/25/34	76,086	76,210
Structured Adjustable Rate Mortgage Loan Trust 04-18	5.52	(a)	12/25/34	162,855	135,427
Structured Adjustable Rate Mortgage Loan Trust 05-11	5.37	(a)	05/25/35	657,125	619,689
Structured Adjustable Rate Mortgage Loan Trust 06-1	5.63	(a)	02/25/36	82,850	64,380
Structured Adjustable Rate Mortgage Loan Trust 06-1	5.62	(a)	02/25/36	436,070	395,576
Structured Adjustable Rate Mortgage Loan Trust 06-4	5.91	(a)	05/25/36	233,519	194,271
Structured Adjustable Rate Mortgage Loan Trust 06-4	5.90	(a)	05/25/36	238,461	208,915
Structured Asset Mortgage Investments 04-AR5	6.25	(a)	10/19/34	50,085	40,429
Structured Asset Securities Corp. 98-RF1(b)	8.74	(a)	04/15/27	73,928	73,844
Structured Asset Securities Corp. 03-8	5.00		04/25/33	92,200	72,653
Structured Asset Securities Corp. 03-37A	4.52	(a)	12/25/33	454,156	453,528
Structured Asset Securities Corp. 04-3	5.56	(a)	03/25/24	538,053	498,624
Structured Asset Securities Corp. 04-19XS	4.37		10/25/34	5,417	5,371
UCFC Manufactured Housing Contract 98-2	6.16		08/15/19	344,204	343,382
VanderbiltMortgage & Finance 03-A	3.10	(a)	05/07/26	616,880	615,443
Wachovia Mortgage Loan Trust 06-A	5.24	(a)	05/20/36	529,465	506,761
Washington Mutual Mortgage Securities Corp. 03-AR11	3.98	(a)	10/25/33	1,075,000	1,071,704
Washington Mutual Mortgage Securities Corp. 04-AR3	4.24	(a)	06/25/34	186,040	181,702
Washington Mutual Mortgage Securities Corp. 04-AR14	4.25	(a)	01/25/35	301,398	289,390
Washington Mutual Mortgage Securities Corp. 05-AR7	4.92	(a)	08/25/35	550,339	544,696
Washington Mutual Mortgage Securities Corp. 05-AR12	4.83	(a)	10/25/35	66,081	65,077
Washington Mutual MSC Mortgage Pass-Through Certificates 03-MS2	5.00		03/25/18	366,549	354,178
Wells Fargo Mortgage Backed Securities Trust 03-6	5.00		06/25/18	78,357	75,712
Wells Fargo Mortgage Backed Securities Trust 03-17	5.00		01/25/34	429,860	426,093
Wells Fargo Mortgage Backed Securities Trust 04-B	4.92	(a)	02/25/34	136,261	129,203
Wells Fargo Mortgage Backed Securities Trust 04-BB	4.55	(a)	01/25/35	87,761	85,523
Wells Fargo Mortgage Backed Securities Trust 04-E	4.87	(a)	05/25/34	226,762	214,645
Wells Fargo Mortgage Backed Securities Trust 04-EE	4.02	(a)	12/25/34	150,401	148,332
Wells Fargo Mortgage Backed Securities Trust 04-F	4.73	(a)	06/25/34	1,137,540	1,059,389
Wells Fargo Mortgage Backed Securities Trust 04-I	6.78	(a)	07/25/34	14,700	14,324
Wells Fargo Mortgage Backed Securities Trust 04-K	4.47	(a)	07/25/34	483,036	464,666
Wells Fargo Mortgage Backed Securities Trust 04-K	4.73	(a)	07/25/34	310,811	294,928
Wells Fargo Mortgage Backed Securities Trust 04-K	4.73	(a)	07/25/34	876,356	819,116
Wells Fargo Mortgage Backed Securities Trust 04-R	4.37	(a)	09/25/34	199,783	194,293
Wells Fargo Mortgage Backed Securities Trust 05-AR14	5.39	(a)	08/25/35	112,841	105,908
Wells Fargo Mortgage Backed Securities Trust 05-AR15	5.11	(a)	09/25/35	749,750	718,576
Wells Fargo Mortgage Backed Securities Trust 05-AR16	5.26	(a)	10/25/35	178,628	176,674
Wells Fargo Mortgage Backed Securities Trust 06-AR4	5.77	(a)	04/25/36	132,911	121,851
Wells Fargo Mortgage Backed Securities Trust 06-AR19	5.63	(a)	12/25/36	85,270	79,672
Total Mortgage Backed Securities (Cost $59,716,827)					54,666,456

MUNICIPAL BONDS
(4.1% of portfolio)

Burlington Kansas Environmental Improvement	5.13	(a)	09/01/35	1,175,000	1,188,536
Chicago Illinois Public Building Commission	7.13		01/01/10	250,000	261,965
Fiscal Year 2005 Securitization Corp. New York	3.51		10/01/12	430,000	429,755
Medical University South Carolina Hospital Authority	4.47		08/15/11	370,000	362,726
New York, NY City Housing Development Corp.	3.80		11/01/08	1,175,000	1,175,000

The accompanying notes are an integral part of these financial statements.
34 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30, 2008 (Unaudited)

	Interest Rate		Maturity Date	Face Amount	Value
(Municipal Bonds continued)

New York, NY City Housing Development Corp.	3.55%		05/01/09	$1,575,000	$1,575,331
New York State Dormitory Authority	8.00	(a)	07/01/36	3,600,000	3,600,000
Orange California, Redevelopment Agency	7.83		09/01/27	460,000	468,211
Santa Cruz County California Redevelopment Agency	7.88		09/01/30	220,000	240,059
Total Municipal Bonds (Cost $9,288,238)					9,301,583

U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(3.0% of portfolio)

Bartram Trail CDC Inc.(b)	5.50	(a)	07/01/32	813,000	837,414
Federal Farm Credit Bank	4.38		05/21/13	100,000	99,789
Federal Home Loan Bank	4.30		06/10/13	100,000	99,609
Federal Home Loan Mortgage Corp.(e)	4.00		10/15/11	100,000	100,011
Federal Home Loan Mortgage Corp.(e)	4.88		04/30/13	198,000	198,045
Federal Home Loan Mortgage Corp.(e)	4.35		06/03/13	100,000	99,885
Federal Home Loan Mortgage Corp.(e)	4.40		06/19/13	100,000	99,382
Federal Home Loan Mortgage Corp.(e)	4.25		07/23/13	170,000	168,984
Federal National Mortgage Assn.(e)	4.00		03/04/11	105,000	105,026
Federal National Mortgage Assn.(e)	3.50		12/14/11	100,000	98,790
Federal National Mortgage Assn.(e)	3.50		06/28/12	100,000	98,262
Federal National Mortgage Assn.(e)	4.00		07/16/12	150,000	149,510
Federal National Mortgage Assn.(e)	4.00		10/01/12	152,000	151,281
Federal National Mortgage Assn.(e)	4.30		06/17/13	200,000	199,340
Federal National Mortgage Assn.(e)	4.35		07/02/13	100,000	99,810
Federal National Mortgage Assn.(e)	4.00		07/09/13	100,000	98,661
Federal National Mortgage Assn.(e)	4.00		07/15/13	370,000	365,020
Government Trust Certificate (Sri Lanka Trust)	3.39	(a)	06/15/12	200,000	199,998
Overseas Private Investment Corp.	4.10		11/15/14	596,640	578,621
Tennessee Valley Authority	4.50		10/15/13	100,000	97,539
Tennessee Valley Authority	0.00	(d)	04/15/42	775,000	686,325
U.S. Department of Housing & Urban Development	7.50		08/01/11	180,000	187,815
U.S. Department of Housing & Urban Development	3.44		08/01/11	1,375,000	1,361,030
U.S. Department of Housing & Urban Development	6.07		08/01/21	115,000	119,022
U.S. Treasury Note	4.38		11/15/08	550,000	554,555
Total U.S. Government and Agency Obligations (Cost $6,724,408)					6,853,724

COMMERCIAL PAPER
(2.2% of portfolio)

American General Finance Corp.	2.50		07/17/08	5,000,000	4,994,444
Total Commercial Paper (Cost $4,994,444)					4,994,444

MONEY MARKET ACCOUNTS				Shares
(3.2% of portfolio)

SSgA Prime Money Market Fund	2.48	(f)		7,071,000	7,071,000
SSgA Money Market Fund	2.28	(f)		228	228
Total Money Market Accounts (Cost $7,071,228)					7,071,228
TOTAL INVESTMENTS IN SECURITIES (Cost $231,654,391)—100%					$224,757,327

(a)	Variable coupon rate as of June 30, 2008.

(b)
144A security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total of such securities at period-end amounts to $22,820,199 and represents 10.15% of total investments.

(c)	Zero coupon security, purchased at a discount.

(d)	Step coupon security, the current rate may be adjusted updwards before maturity date.

(e)	The issuer is a publicly traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

(f)	7-day yield at June 30, 2008.

The accompanying notes are an integral part of these financial statements.
Portfolio of Investments|35

PORTFOLIO OF INVESTMENTS: Short-Term Bond Fund (continued)
June 30,2008 (Unaudited)

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction between market participants at the measurement date. FAS 157 also established a three-tier hierarchy based upon the inputs used to value an asset for disclosure of fair value measurements. The three-tier hierarchy of inputs is summarized below:

•	Level 1—quoted prices in active markets for identical investments;

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3—significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2008:

Valuation Inputs	Investments in Securities
Level 1—Quoted Prices	$ 4,207,041
Level 2—Other Significant Observable Inputs	220,168,954
Level 3—Significant Unobservable Inputs	381,332
Total	$224,757,327

The following is a reconciliation between the beginning and ending balances of investments in which significant observable inputs (Level 3) were used in determining value:

Investments in Securities
Balance as of December 31, 2007	$ 560,200
Net purchase/(sale) at cost	(127,373)
Realized gain/(loss)	85
Change in unrealized appreciation/(depreciation)	(51,656)
Accretion/(amortization)	76
Balance as of June 30, 2008	$ 381,332

The accompanying notes are an integral part of these financial statements.
36 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Stock Index Fund
June 30,2008 (Unaudited)

	Cost	Value
Investment in S&P 500 Index Master Portfolio	$40,627,891	$55,396,029

Substantially all the assets of the Stock Index Fund are invested in the S&P 500 Index Master Portfolio managed by Barclays Global Advisors. As of June 30, 2008 the Stock Index Fund’s ownership interest in the S&P 500 Index Master Portfolio was 2.17%. For information on the Master Portfolio’s policies regarding the valuation of Investments and other significant accounting policies, please refer to the Master’s semi-annual financial statements contained in the Appendix.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments|37

PORTFOLIO OF INVESTMENTS: Value Fund
June 30,2008 (Unaudited)

COMMON STOCKS	Shares	Value
(97.6% of portfolio)

CONSUMER DISCRETIONARY—3.2%
Auto Components
Cooper Tire & Rubber Co.	440,000	$3,449,600
Multiline Retail
Dillard’s, Inc. (Class A)	367,700	4,254,289
Restaurants
Tim Hortons Inc.	231,852	6,651,834
Wendy’s International, Inc.	171,200	4,660,064
Specialty Retail
Office Depot, Inc. (a)	50,000	547,000
Total Consumer Discretionary		19,562,787

CONSUMER STAPLES—3.0%
Food Products
Dean Foods Co. (a)	634,800	12,454,776
J.M. Smucker Co. (The)	148,853	6,049,386
Total Consumer Staples		18,504,162

ENERGY—12.2%
Energy Equipment & Services
Baker Hughes Inc.	127,000	11,092,180
Oil & Gas
Chevron Corp.	200,000	19,826,000
ConocoPhillips	226,000	21,332,140
Marathon Oil Corp.	428,000	22,200,360
Total Energy		74,450,680

FINANCIALS—15.0%
Commercial Banks
Bank of America Corp.	230,200	5,494,874
Commerce Bancshares, Inc.	24,662	978,095
Fifth Third Bancorp	720,000	7,329,600
Diversified Financial Services
Citigroup, Inc.	460,100	7,711,276
Genworth Financial, Inc.	626,200	11,152,622
JPMorgan Chase & Co.	442,600	15,185,606
Insurance
Allstate Corp. (The)	285,000	12,993,150
Chubb Corp. (The)	222,000	10,880,220
Principal Financial Group, Inc. (a)	142,800	5,993,316
Unum Group	646,900	13,229,105
Total Financials		90,947,864

HEALTHCARE—19.0%
Healthcare Equipment & Supplies
Covidien Ltd.	207,600	9,941,964
Hospira, Inc. (a)	421,500	16,906,365
Pharmaceuticals
Abbott Laboratories	399,000	21,135,030
Bristol-Myers Squibb Co.	829,700	17,033,741
Pfizer Inc.	1,092,000	19,077,240
GlaxoSmithKline plc ADR	332,000	14,681,040
Schering-Plough Corp.	850,000	16,736,500
Total Healthcare		115,511,880

INDUSTRIALS—17.6%
Airlines
Southwest Airlines Co.	1,023,000	$13,339,920
Commercial Services & Supplies
Avery Dennison Corp.	343,472	15,088,725
R.R. Donnelley & Sons Co.	121,700	3,613,273
Industrial Conglomerates
Honeywell International Inc.	231,100	11,619,708
Parker-Hannifin Corp.	316,462	22,570,070
Tyco International Ltd.	164,850	6,600,594
Machinery
Flowserve Corp.	134,300	18,358,810
Distributers
Applied Industrial Technologies, Inc.	130,500	3,154,185
Genuine Parts Co.	315,400	12,515,072
Total Industrials		106,860,357

INFORMATION TECHNOLOGY—14.9%
Communications Equipment
Cisco Systems, Inc. (a)	696,000	16,188,960
Computers & Peripherals
Dell Inc. (a)	952,000	20,829,760
Hewlett-Packard Co.	354,000	15,650,340
Electronic Equipment & Instruments
Tyco Electronics Ltd.	164,850	5,904,927
IT Services
SAIC, Inc. (a)	553,000	11,507,930
Office Electronics
IKON Office Solutions, Inc.	383,570	4,326,669
Semiconductors & Semiconductor Equipment
Intel Corporation	743,000	15,959,640
Total Information Technology		90,368,226

MATERIALS—5.5%
Chemicals
Dow Chemical Co. (The)	486,900	16,997,679
Containers & Packaging
Bemis Co., Inc.	433,600	9,721,312
Pactiv Corp. (a)	301,200	6,394,476
Total Materials		33,113,467

TELECOMMUNICATIONS SERVICES—1.5%
Wireless Communication Services
Motorola, Inc.	1,262,000	9,263,080
Total Telecommunications Services		9,263,080

The accompanying notes are an integral part of these financial statements.
38 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Value Fund (continued)
June 30,2008 (Unaudited)

	Shares	Value
(Common Stocks continued)

UTILITIES—5.7%
Gas Utilities
El Paso Corp.	701,664	$15,254,175
Multi-Utilities
Questar Corp.	271,000	19,251,840
Total Utilities		34,506,015
Total Common Stocks (Cost $472,579,317)		593,088,518

MONEY MARKET ACCOUNTS
(2.4% of portfolio)

SSgA Prime Money Market Fund, 2.48%(b)	14,296,000	$14,296,000
SSgA Money Market Fund, 2.28% (b)	546	546
Total Money Market Accounts (Cost $14,296,546)		14,296,546
TOTAL INVESTMENTS IN SECURITIES (Cost $486,875,863)—100%		$607,385,064

(a) Non-income producing.
(b) 7-day yield at June 30, 2008.
ADR–American Depository Receipt

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements “FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling n investment in an orderly transaction between market participants at the measurement date. FAS 157 also established a three-tier hierarchy based upon the inputs used to value an asset for disclosure of fair value measurements. The three-tier hierarchy of inputs is summarized below:

•	Level 1—quoted prices in active markets for identical investments;

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3—significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2008:
Valuation Inputs	Investments in Securities
Level 1—Quoted Prices	$593,088,518
Level 2—Other Significant Observable Inputs	14,296,546
Level 3—Significant Unobservable Inputs	—
Total	$607,385,064

The accompanying notes are an integral part of these financial statements.
Portfolio of Investments|39

PORTFOLIO OF INVESTMENTS: Small-Company Stock Fund
June 30,2008 (Unaudited)

COMMON STOCKS	Shares	Value
(89.1% of portfolio)

CONSUMER DISCRETIONARY—12.5%
Auto Components
Cooper Tire & Rubber Co.	150,100	$1,176,784
Multiline Retail
Dillard’s, Inc. (Class A)	113,600	1,314,352
Restaurants
Brinker International, Inc.	65,000	1,228,500
CBRL Group, Inc.	49,100	1,203,441
O’Charley’s Inc.	168,300	1,693,098
Specialty Retail
Sally Beauty Holdings, Inc. (a)	214,000	1,382,440
Total Consumer Discretionary		7,998,615

CONSUMER STAPLES—3.7%
Food Distribution
United Natural Foods, Inc. (a)	60,100	1,170,748
Food Products
J.M. Smucker Co. (The)	15,868	644,876
Personal Products
Alberto-Culver Co. (Class A)	21,000	551,670
Total Consumer Staples		2,367,294
ENERGY—12.8%
Energy Equipment & Services
Helmerich & Payne, Inc.	75,000	5,401,500
Oil & Gas
Cimarex Energy Co.	39,400	2,744,998
Total Energy		8,146,498

FINANCIALS—15.1%
Commercial Banks
Astoria Financial Corp.	45,000	903,600
Cardinal Financial Corp.	184,000	1,151,840
Citizens Republic Bancorp, Inc.	90,700	255,774
City Bank (Lynnwood WA)	56,400	485,040
First National Bancshares, Inc. (a)	59,597	417,179
Middleburg Financial Corp.	55,800	1,071,360
National Bankshares, Inc. (Virginia)	86,000	1,547,140
Southcoast Financial Corp. (a)	51,370	704,540
Valley National Bancorp	100,890	1,591,035
Diversified Financial Services
Asset Acceptance Capital Corp. (a)	124,700	1,523,834
Total Financials		9,651,342

INDUSTRIALS—22.8%
Aerospace & Defense
Triumph Group, Inc.	23,900	1,125,690
Industrial Conglomerates
Carlisle Companies, Inc.	80,900	2,346,100
CLARCOR Inc.	31,200	1,095,120
Standex International Corp.	19,500	404,430
Machinery
Flowserve Corp.	29,500	4,032,650
Manitowoc Co., Inc.	79,000	2,569,870
Regal-Beloit Corp.	43,500	1,837,875
Distributers
Applied Industrial Technologies, Inc.	45,450	$1,098,526
Total Industrials		14,510,261

INFORMATION TECHNOLOGY—14.3%
Communications Equipment
Belden, Inc.	68,750	$2,329,250
Computers & Peripherals
Western Digital Corp. (a)	100,000	3,453,000
Electronic Equipment & Instruments
Vishay Intertechnology, Inc. (a)	185,000	1,640,950
Office Electronics
IKON Office Solutions, Inc.	153,500	1,731,480
Total Information Technology		9,154,680

MATERIALS—4.9%
Chemicals
Westlake Chemical Corp.	110,700	1,645,002
Containers & Packaging
Pactiv Corp.(a)	70,000	1,486,100
Total Materials		3,131,102

UTILITIES—3.0%
Multi-Utilities
Questar Corp.	26,600	1,889,664
Total Utilities		1,889,664
Total Common Stocks (Cost $47,433,254)		56,849,456

COMMERCIAL PAPER	Face Amount
(4.7% of portfolio)

American General Finance, 2.80%, due 07/02/08	$3,000,000	2,999,767
Total Commercial Paper (Cost $2,999,767)		2,999,767

MONEY MARKET ACCOUNTS	Shares
(6.2% of portfolio)

SSgA Prime Money Market Fund, 2.48% (b)	3,202,000	3,202,000
SSgA Money Market Fund, 2.28% (b)	722,323	722,323
Total Money Market Accounts (Cost $3,924,323)		3,924,323

TOTAL INVESTMENTS IN SECURITIES (Cost $54,357,344)—100%		$63,773,546

(a) Non-income producing.
(b) 7-day yield at June 30, 2008.

The accompanying notes are an integral part of these financial statements.
40 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: Small-Company Stock Fund (continued)
June 30,2008 (Unaudited)

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction between market participants at the measurement date. FAS 157 also established a three-tier hierarchy based upon the inputs used to value an asset for disclosure of fair value measurements. The three-tier hierarchy of inputs is summarized below:

•	Level 1—quoted prices in active markets for identical investments;

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3—significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2008:

Valuation Inputs	Investments in Securities
Level 1—Quoted Prices	$56,849,456
Level 2—Other Significant Observable Inputs	6,924,090
Level 3—Significant Unobservable Inputs	—
Total	$63,773,546

The accompanying notes are an integral part of these financial statements.
Portfolio of Investments|41

PORTFOLIO OF INVESTMENTS: International Value Fund
June 30, 2008 (Unaudited)

COMMON STOCKS	Shares	Value
(92.5% of portfolio)

BRAZIL—1.3%
Embraer-Empresa Brasileira de
Aeronautica SA ADR	65,500	$1,735,750
Total Brazil		1,735,750

BRITAIN—17.5%
AstraZeneca Group PLC	44,300	1,884,028
British Sky Broadcasting Group PLC	288,800	2,711,903
GlaxoSmithKline PLC	106,100	2,344,923
Kingfisher PLC	982,700	2,192,767
Lloyds TSB Group PLC	182,400	1,117,850
Pearson PLC	189,800	2,319,507
Royal Bank of Scotland Group PLC	282,450	1,204,676
Unilever PLC	114,100	3,246,100
Vodafone Group PLC	1,217,874	3,588,465
WPP Group PLC	229,400	2,208,423
Total Britain		22,818,642

FRANCE—7.8%
AXA SA	84,600	2,493,545
Capgemini	28,400	1,669,246
Schneider Electric SA	23,500	2,532,950
Vivendi SA	90,600	3,429,865
Total France		10,125,606

GERMANY—7.7%
Adidas AG	59,000	3,714,771
Bayerische Motoren Werke AG	18,900	907,004
Deutsche Post AG REG	98,400	2,567,008
Siemens AG REG	25,500	2,823,744
Total Germany		10,012,527

ITALY—7.1%
Eni SpA	96,600	3,597,136
Finmeccanica SpA	115,100	3,007,766
UniCredit SpA	436,200	2,657,128
Total Italy		9,262,030

JAPAN—18.3%
Bridgestone Corp.	147,000	2,237,280
Daiichi Sankyo Co., Ltd.	67,900	1,867,006
Daito Trust Construction Co., Ltd.	62,500	3,027,174
Mitsubishi UFJ Financial Group, Inc.	294,000	2,588,050
Mitsui Sumitomo Insurance Co., Ltd.	69,955	2,407,212
Shin Etsu Chemical Co., Ltd.	21,400	1,320,571
Sumitomo Corp.	241,900	3,171,043
Sumitomo Trust & Banking Co.	397,700	2,771,477
Takeda Pharmaceutical Co., Ltd.	35,600	1,805,374
Toyota Motor Corp.	56,500	2,657,639
Total Japan		23,852,826

NETHERLANDS—2.2%
ING Groep NV	89,900	2,841,011
Total Netherlands		2,841,011

NORWAY—5.3%
Norsk Hydro ASA	209,200	$3,045,369
StatoilHydro ASA	104,695	3,908,683
Total Norway		6,954,052

REPUBLIC OF SOUTH KOREA—2.2%
Samsung Electronics Ltd.	4,902	2,933,936
Total Republic of South Korea		2,933,936

SINGAPORE—2.9%
Singapore Telecommunications, Ltd.	907,600	2,422,148
United Overseas Bank, Ltd.	96,100	1,319,349
Total Singapore		3,741,497

SPAIN—6.3%
BBV Argentaria SA	95,200	1,813,446
Iberdrola SA	139,000	1,858,098
Telefonica SA	171,400	4,529,920
Total Spain		8,201,464

SWEDEN—0.9%
Ericsson LM (Class B)	114,000	1,176,401
Total Sweden		1,176,401

SWITZERLAND—10.6%
Adecco SA REG	25,400	1,252,610
Givaudan SA REG	2,655	2,364,584
Nestle SA REG	84,500	3,738,828
Novartis AG REG	66,300	3,635,662
Swiss Re REG	41,600	2,752,680
Total Switzerland		13,744,364

TAIWAN—2.4%
Taiwan Semiconductor SP ADR	286,845	3,129,479
Total Taiwan		3,129,479

Total Common Stocks (Cost $131,219,253)		120,529,585

FOREIGN CURRENCY
(less than 0.1% of portfolio)

JAPAN
Japanese Yen	202,501	204,158
Total Japan		204,158

REPUBLIC OF SOUTH KOREA
South Korean Won	3	3
Total Republic of South Korea		3

Total Foreign Currency (Cost $202,504)		204,161

The accompanying notes are an integral part of these financial statements.
42 | Portfolio of Investments

PORTFOLIO OF INVESTMENTS: International Value Fund (continued)
June 30, 2008 (Unaudited)

MONEY MARKET ACCOUNTS	Shares	Value
(7.4% of portfolio)

SSgA Prime Money Market Fund, 2.48% (a)	6,349,000	$6,349,000
SSgA Money Market Fund, 2.28% (a)	3,350,046	3,350,046
Total Money Market Accounts (Cost $9,699,046)		9,699,046

TOTAL INVESTMENTS IN SECURITIES (Cost $141,120,803)—100%		$130,432,792

(a) 7-day yield at June 30, 2008.
ADR–American Depository Receipt
BR–Bearer shares
REG–Registered shares

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction between market participants at the measurement date. FAS 157 also established a three-tier hierarchy based upon the inputs used to value an asset for disclosure of fair value measurements. The three-tier hierarchy of inputs is summarized below:

•	Level 1—quoted prices in active markets for identical investments;

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3—significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2008:

Valuation Inputs	Investments in Securities
Level 1—Quoted Prices	$ 9,903,207
Level 2—Other Significant Observable Inputs	120,529,585
Level 3—Significant Unobservable Inputs	—
Total	$130,432,792

The accompanying notes are an integral part of these financial statements.
Portfolio of Investments|43

PORTFOLIO OF INVESTMENTS: Nasdaq-100 Index Tracking StockSM Fund
June 30, 2008 (Unaudited)

EXCHANGE TRADED FUND	Shares	Value
(99.3% of portfolio)

PowerShares QQQ TrustSM	194,200	$8,772,014
Total Exchange Traded Fund (Cost $8,356,882)		8,772,014

MONEY MARKET ACCOUNT
(0.7% of portfolio)

SSgA Money Market Fund, 2.28%(a)	63,354	63,354
Total Money Market Account (Cost $63,354)		63,354

TOTAL INVESTMENTS IN SECURITIES (Cost $8,420,236)—100%		$8,835,368

(a) 7-day yield at June 30, 2008.

On June 30, 2008, substantially all of the assets of the NASDAQ-100 Index Tracking StockSM Fund were invested in shares of the PowerShares QQQ TrustSM, issued by Invesco PowerShares Capital Management LLC, a unit investment trust established to accumulate and hold a portfolio of the equity securities that comprise the NASDAQ-100 Index. More information about the Powershares QQQ TrustSM is available in its annual report which may be obtained from the U.S. Securities and Exchange Commission’s website (www.sec.gov) through the Filings and Forms (EDGAR) section.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction between market participants at the measurement date. FAS 157 also established a three-tier hierarchy based upon the inputs used to value an asset for disclosure of fair value measurements. The three-tier hierarchy of inputs is summarized below:

•	Level 1—quoted prices in active markets for identical investments;

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3—significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2008:

Valuation Inputs	Investments in Securities

Level 1—Quoted Prices	$8,772,014
Level 2—Other Significant Observable Inputs	63,354
Level 3—Significant Unobservable Inputs	—
Total	$8,835,368

The accompanying notes are an integral part of these financial statements.
44 | Portfolio of Investments

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Portfolio of Investments|45

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2008 (Unaudited)

ASSETS	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund

Investments in securities, at value (cost: $182,085,086; $45,208,492; $231,654,391; $40,627,891; $486,875,863; $54,357,344; $141,120,803; $8,420,236)	$182,085,086	$45,404,067	$224,757,327
Cash	—	—	(16,658)
Receivables
Investment securities sold	—	—	—
Dividends and interest	175,151	533,340	1,429,738
Capital shares sold	556,336	12,852	21,497
Due from RE Advisers	—	—	—
Prepaid expenses	20,689	13,304	10,577
Total assets	182,837,262	45,963,563	226,202,481

LIABILITIES
Payables
Investment securities purchased	—	—	—
Accrued expenses	70,558	38,779	105,152
Due to RE Advisers	91,895	16,830	122,311
Capital shares redeemed	363,030	44,820	162,454
Dividends	5,894	4,955	30,596
Total liabilities	531,377	105,384	420,513
NET ASSETS	$182,305,885	$45,858,179	$225,781,968

NET ASSETS CONSIST OF:
Unrealized appreciation (depreciation) of investments	$—	$195,575	$(6,897,064)
Undistributed net income (loss)	—	(183)	(20,064)
Undistributed net realized gain (loss) from investments and futures transactions	(69)	16,621	(178,222)
Paid-in-capital applicable to outstanding shares of 182,305,844 of Daily Income Fund, 8,905,191 of Short-Term Government Securities Fund, 44,775,305 of Short-Term Bond Fund, 5,751,588 of Stock Index Fund, 19,806,644 of Value Fund, 3,850,302 of Small-Company Stock Fund, 14,869,678 of International Value Fund, and 1,708,366 of NASDAQ-100 Index Tracking StockSM Fund	182,305,954	45,646,166	232,877,318
NET ASSETS	$182,305,885	$45,858,179	$225,781,968
NET ASSET VALUE PER SHARE	$1.00	$5.15	$5.04
The accompanying notes are an integral part of these financial statements.
46 | Statements of Assets and Liabilities

Stock Index Fund	Value Fund	Small-Company Stock Fund	International Value Fund	Nasdaq-100 Index Tracking StockSM Fund

$55,396,029	$607,385,064	$63,773,546	$130,432,792	$8,835,368
—	—	—	—	—
—	—	—	4,691,319	—
—	1,014,329	53,137	423,047	6,876
23,149	195,517	93,918	415,311	4,881
—	—	—	—	963
10,850	52,306	13,068	17,457	8,443
55,430,028	608,647,216	63,933,669	135,979,926	8,856,531

—	—	—	8,158,699	60,657
55,590	237,757	41,891	50,119	13,686
33,382	351,535	55,724	97,103	—
69,277	1,379,817	33,491	116,874	1,000
286	615,583	—	11,144	2
158,535	2,584,692	131,106	8,433,939	75,345
$55,271,493	$606,062,524	$63,802,563	$127,545,987	$8,781,186

$14,768,138	$120,509,201	$9,416,202	$(10,688,011)	$415,132
671,936	(135)	101,718	2,535,037	(32,562)
(6,877,250)	5,795,255	2,040,443	1,142,232	256,514
46,708,669	479,758,203	52,244,200	134,556,729	8,142,102
$55,271,493	$606,062,524	$63,802,563	$127,545,987	$8,781,186
$9.61	$30.60	$16.57	$8.58	$5.14

The accompanying notes are an integral part of these financial statements.
Statements of Assets and Liabilities |47

Statements of Operations
For the Year Ended June 30, 2008 (Unaudited)

INVESTMENT INCOME	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund

Interest	$2,783,362	$881,475	$6,719,354
Dividends	—	—	—
Allocated from Master
Income	—	—	—
Expense	—	—	—
Total investment income	2,783,362	881,475	6,719,354

EXPENSES
Management fees	416,885	96,696	677,656
Shareholder servicing fees	68,725	30,388	72,463
Custodian and accounting fees	22,951	26,552	74,256
Legal and audit fees	22,464	7,347	30,877
Directors and Board meeting expenses	12,979	3,311	16,610
Printing	7,240	3,023	10,192
Registration fees	13,405	10,376	10,987
Insurance	5,726	1,518	19,754
Communication	5,702	2,419	7,983
Other expenses	4,300	1,340	2,468
Administration fees	—	—	—
Total expenses	580,377	182,970	923,246
Less fees waived and expenses reimbursed by RE Advisers	—	(22,122)	(20,002)
Net expenses	580,377	160,848	903,244
NET INVESTMENT INCOME (LOSS)	2,202,985	720,627	5,816,110

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments (loss)	(36,613)	17,692	166,413
Net change in unrealized appreciation (depreciation)	—	(211,247)	(5,773,718)
NET GAIN (LOSS) ON INVESTMENTS	(36,613)	(193,555)	(5,607,305)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$2,166,372	$527,072	$208,805

(a) Represents realized and unrealized gain on investments allocated from the Master Portfolio.

The accompanying notes are an integral part of these financial statements.
48 | Statements of Operations

Stock Index Fund		Value Fund	Small-Company Stock Fund	International Value Fund	Nasdaq-100 Index Tracking StockSM Fund

$—		$199,311	$122,829	$142,337	$782
—		7,241,821	369,459	3,048,009	13,093
630,826		—	—	—	—
(14,542)		—	—	—	—
616,284		7,441,132	492,288	3,190,346	13,875

—		1,638,444	277,070	502,656	10,885
39,299		219,729	57,782	42,601	25,558
5,096		77,728	12,883	48,659	2,910
7,837		81,972	8,146	18,001	1,115
3,366		47,533	5,048	8,999	756
5,568		36,011	9,231	6,100	2,865
6,549		9,848	7,681	8,531	6,960
1,820		28,706	2,541	4,870	342
4,347		27,899	7,186	4,768	2,276
1,685		20,491	2,494	3,793	458
72,565		—	—	—	—
148,132		2,188,361	390,062	648,978	54,125
—		—	—	—	(7,688)
148,132		2,188,361	390,062	648,978	46,437
468,152		5,252,771	102,226	2,541,368	(32,562)

(570,388	)(a)	6,131,598	2,040,750	1,424,082	262,229
(7,474,821	)(a)	(104,556,467)	(8,121,496)	(20,644,246)	(1,318,767)
(8,045,209)		(98,424,869)	(6,080,746)	(19,220,164)	(1,056,538)
$(7,577,057)		$(93,172,098)	$(5,978,520)	$(16,678,796)	$(1,089,100)

The accompanying notes are an integral part of these financial statements.
Statements of Operations |49

Statements of Changes in Net Assets

	Daily Income Fund
INCREASE (DECREASE) IN NET ASSETS	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007

Operations
Net investment income (loss)	$2,202,985	$6,275,797
Net realized gain (loss) on investments	(36,613)	—
Net change in unrealized appreciation (depreciation)	—	—
Increase (decrease) in net assets from operations	2,166,372	6,275,797
Distributions to Shareholders
Net investment income	(2,202,985)	(6,275,797)
Net realized gain on investments	—	—
Total distributions to shareholders	(2,202,985)	(6,275,797)
Capital Share Transactions, Net (See Note 7)	32,984,966	21,677,791
Capital Contribution (See Note 5)	54,636	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	33,002,989	21,677,791
NET ASSETS
Beginning of period	149,302,896	127,625,105
End of period	$182,305,885	$149,302,896

	Value Fund
INCREASE (DECREASE) IN NET ASSETS	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007

Operations
Net investment income (loss)	$5,252,771	$16,498,362
Net realized gain (loss) on investments	6,131,598	16,453,418
Net change in unrealized appreciation (depreciation)	(104,556,467)	(11,680,199)
Increase (decrease) in net assets from operations	(93,172,098)	21,271,581
Distributions to Shareholders
Net investment income	(5,251,853)	(16,498,650)
Net realized gain on investments	—	(16,451,706)
Total distributions to shareholders	(5,251,853)	(32,950,356)
Capital Share Transactions, Net (See Note 7)	(18,919,342)	85,606,939
Capital Contribution (See Note 5)	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	(117,343,293)	73,928,164
NET ASSETS
Beginning of period	723,405,817	649,477,653
End of period	$606,062,524	$723,405,817

The accompanying notes are an integral part of these financial statements.
50 | Statements of Changes in Net Assets

Short-Term Government Securities Fund		Short-Term Bond Fund		Stock-Index Fund

Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007

$720,627	$1,535,143	$5,816,110	$9,412,245	$468,152	$878,438
17,692	(148)	166,413	61,530	(570,388)	2,318,036
(211,247)	499,165	(5,773,718)	181,548	(7,474,821)	19,301,373
527,072	2,034,160	208,805	9,655,323	(7,577,057)	22,497,847
(720,829)	(1,536,047)	(5,836,280)	(9,431,264)	(31,067)	(835,078)
—	—	—	—	—	—
(720,829)	(1,536,047)	(5,836,280)	(9,431,264)	(31,067)	(835,078)
6,589,144	(1,814,626)	2,818,346	19,884,674	547,510	(15,839,160)
—	—	—	—	—	—
6,395,387	(1,316,513)	(2,809,129)	20,108,733	(7,060,614)	5,823,609
39,462,792	40,779,305	228,591,097	208,482,364	62,332,107	56,508,498
$45,858,179	$39,462,792	$225,781,968	$228,591,097	$55,271,493	$62,332,107

Small-Company Stock Fund		International Value Fund		Nasdaq-100 Index Tracking StockSM Fund

Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007

$102,226	$671,989	$2,541,368	$3,311,581	$(32,562)	$(74,315)
2,040,750	3,342,560	1,424,082	6,675,448	262,229	341,445
(8,121,496)	(3,148,720)	(20,644,246)	(2,590,173)	(1,318,767)	994,615
(5,978,520)	865,829	(16,678,796)	7,396,856	(1,089,100)	1,261,745
—	(672,227)	—	(3,888,615)	—	—
—	(3,342,759)	(1,718,259)	(5,115,884)	(24,521)	(383,354)
—	(4,014,986)	(1,718,259)	(9,004,499)	(24,521)	(383,354)
2,871,390	6,543,385	4,972,204	50,675,195	893,549	1,346,413
—	—	—	—	—	—
(3,107,130)	3,394,228	(13,424,851)	49,067,552	(220,072)	2,224,804
66,909,693	63,515,465	140,970,838	91,903,286	9,001,258	6,776,454
$63,802,563	$66,909,693	$127,545,987	$140,970,838	$8,781,186	$9,001,258

The accompanying notes are an integral part of these financial statements.
Statements of Changes in Net Assets |51

FINANCIAL HIGHLIGHTS: Daily Income Fund
For a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2008 (Unaudited)		Year Ended December 31,
			2007	2006	2005	2004		2003
NET ASSET VALUE, BEGINNING OF YEAR	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00
Income from investment operations
Net investment income	0.01		0.05	0.04	0.02	0.01	(a,b)	0.01	(a,b)
Net realized and unrealized gain (loss) on investments	—	(c)	—	—	—	—		—
Capital contribution	—	(c)	—	—	—	—		—
Total from investment operations	0.01		0.05	0.04	0.02	0.01		0.01

Distributions
Net investment income	(0.01)		(0.05)	(0.04)	(0.02)	(0.01)		(0.01)
Net realized gain	—		—	—	—	—		—
Total distributions	(0.01)		(0.05)	(0.04)	(0.02)	(0.01)		(0.01)
NET ASSET VALUE, END OF PERIOD	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00
TOTAL RETURN	1.33	%(d)	4.62%	4.37%	2.49%	0.65	%(a,b)	0.51	%(a,b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$182,306		$149,303	$127,625	$105,123	$90,279		$79,546
Ratio of gross expenses before voluntary expense limitation to average net assets	0.70	%(e)	0.71%	0.74%	0.76%	0.79%		0.80%
Ratio of net investment income to average net assets	2.65	%(e)	4.52%	4.30%	2.48%	0.66	%(a,b)	0.51	%(a,b)
Ratio of expenses to average net assets	0.70	%(e)	0.71%	0.74%	0.76%	0.75	%(a,b)	0.75	%(a,b)

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)
For the period July 1, 2003 to June 30, 2004 RE Advisers voluntarily reduced the amount of the expense limitation from 0.80% to 0.70%. On July 1, 2004 RE Advisers reinstated the expense limitation of 0.80% as set forth in the Expense Limitation Agreement with RE Advisers.

(c)	Less than $0.01 per share.

(d)	Aggregate total return for the period.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.
52 | Financial Highlights

FINANCIAL HIGHLIGHTS: Short-Term Government Securities Fund
For a Share Outstanding Throughout Each Period

			Year Ended December 31,
	Six Months Ended June 30, 2008 (Unaudited)		2007	2006	2005	2004	2003
NET ASSET VALUE, BEGINNING OF YEAR	$5.17		$5.10	$5.06	$5.11	$5.16	$5.22
Income from investment operations
Net investment income (a)	0.09		0.20	0.14	0.13	0.10	0.12
Net realized and unrealized gain (loss) on investments	(0.02	)(b)	0.07	0.05	(0.05)	(0.05)	(0.06)
Total from investment operations	0.07		0.27	0.19	0.08	0.05	0.06
Distributions
Net investment income	(0.09)		(0.20)	(0.14)	(0.13)	(0.10)	(0.12)
Net realized gain	—		—	(0.01)	— (b)	—	— (b)
Total distributions	(0.09)		(0.20)	(0.15)	(0.13)	(0.10)	(0.12)
NET ASSET VALUE, END OF PERIOD	$5.15		$5.17	$5.10	$5.06	$5.11	$5.16
TOTAL RETURN (a)	1.29	%(c)	5.50%	3.87%	1.65%	1.03%	1.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$45,858		$39,463	$40,779	$39,953	$43,296	$41,852
Ratio of gross expenses before voluntary expense limitation to average net assets	0.85	%(d)	0.87%	0.87%	0.83%	0.82%	0.84%
Ratio of net investment income to average net assets (a)	3.36	%(d)	4.00%	2.89%	2.59%	1.98%	2.20%
Ratio of expenses to average net assets (a)	0.75	%(d)	0.75%	0.75%	0.75%	0.75%	0.75%
Portfolio turnover rate	23%		47%	30%	31%	41%	41%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Less than $.01 per share.

(c)	Aggregate total return for the period.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.
Financial Highlights |53

FINANCIAL HIGHLIGHTS: Short-Term Bond Fund
For a Share Outstanding Throughout Each Period

			Year Ended December 31,
	Six Months Ended June 30, 2008 (Unaudited)		2007	2006	2005	2004		2003
NET ASSET VALUE, BEGINNING OF YEAR	$5.17		$5.16	$5.13	$5.17	$5.23		$5.30
Income from investment operations
Net investment income (a)	0.13		0.22	0.19	0.16	0.15	(b)	0.17
Net realized and unrealized gain (loss) on investments	(0.13)		0.01	0.03	(0.04)	(0.06)		(0.07)
Total from investment operations	0.00		0.23	0.22	0.12	0.09		0.10
Distributions
Net investment income	(0.13)		(0.22)	(0.19)	(0.16)	(0.15)		(0.17)
Net realized gain	—		—	—	—	—		—
Total distributions	(0.13)		(0.22)	(0.19)	(0.16)	(0.15)		(0.17)
NET ASSET VALUE, END OF PERIOD	$5.04		$5.17	$5.16	$5.13	$5.17		$5.23
TOTAL RETURN (a)	0.02	%(c)	4.62%	4.38%	2.29%	1.65	%(b)	1.86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$225,782		$228,591	$208,482	$199,441	$202,388		$214,285
Ratio of gross expenses before voluntary expense limitation to average net assets	0.82	%(d)	0.82%	0.84%	0.83%	0.82%		0.82%
Ratio of net investment income to average net assets (a)	5.16	%(d)	4.33%	3.71%	3.04%	2.75	%(b)	3.11%
Ratio of expenses to average net assets (a)	0.80	%(d)	0.80%	0.80%	0.80%	0.75	%(b)	0.75%
Portfolio turnover rate	38%		41%	40%	34%	45%		72%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	On December 1, 2004 RE Advisers increased the amount of the expense limitation from 0.75% to 0.80%.

(c)	Aggregate total return for the period.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.
54 | Financial Highlights

FINANCIAL HIGHLIGHTS: Stock Index Fund
For a Share Outstanding Throughout Each Period

			Year Ended December 31
	Six Months Ended June 30, 2008 (Unaudited)		2007	2006	2005	2004	2003
NET ASSET VALUE, BEGINNING OF YEAR	$10.94		$10.57	$9.30	$9.03	$8.29	$6.55
Income from investment operations
Net investment income	0.08		0.15	0.13	0.11	0.10	0.07	(a)
Net realized and unrealized gain (loss) on investments	(1.40)		0.37	1.27	0.27	0.74	1.73
Total from investment operations	(1.32)		0.52	1.40	0.38	0.84	1.80
Distributions
Net investment income	(0.01)		(0.15)	(0.13)	(0.11)	(0.10)	(0.06)
Net realized gain	—		—	—	—	—	—
Total distributions	(0.01)		(0.15)	(0.13)	(0.11)	(0.10)	(0.06)
NET ASSET VALUE, END OF PERIOD	$9.61		$10.94	$10.57	$9.30	$9.03	$8.29
TOTAL RETURN	(12.11	)%(c)	4.91%	15.01%	4.23%	10.15%	27.55	%(a)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$55,271		$62,332	$56,508	$47,547	$44,364	$34,150
Ratio of gross expenses before voluntary expense limitation to average net assets	0.56	%(d)	0.64%	0.68%	0.64%	0.75%	0.92%
Ratio of net investment income to average net assets	1.62	%(d)	1.44%	1.32%	1.25%	1.31%	1.04	%(a)
Ratio of expenses to average net assets	0.56	%(d)	0.64%	0.68%	0.64%	0.75%	0.75	%(a)
Portfolio turnover rate (b)	N/A		N/A	N/A	N/A	N/A	N/A

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	See Appendix for the portfolio turnover of the S & P 500 Index Master Portfolio.

(c)	Aggregate total return for the period.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.
Financial Highlights |55

FINANCIAL HIGHLIGHTS: Value Fund
For a Share Outstanding Throughout Each Period

			Year Ended December 31,
	Six Months Ended June 30, 2008 (Unaudited)		2007	2006	2005	2004	2003
NET ASSET VALUE, BEGINNING OF YEAR	$35.48		$35.94	$32.78	$30.44	$27.52	$22.24
Income from investment operations
Net investment income	0.27		0.83	0.57	0.42	0.35	0.37
Net realized and unrealized gain (loss) on investments	(4.88)		0.37	5.25	2.90	3.68	5.42
Total from investment operations	(4.61)		1.20	5.82	3.32	4.03	5.79
Distributions
Net investment income	(0.27)		(0.83)	(0.57)	(0.42)	(0.35)	(0.37)
Net realized gain	—		(0.83)	(2.09)	(0.56)	(0.76)	(0.14)
Total distributions	(0.27)		(1.66)	(2.66)	(0.98)	(1.11)	(0.51)
NET ASSET VALUE, END OF PERIOD	$30.60		$35.48	$35.94	$32.78	$30.44	$27.52
TOTAL RETURN	(13.00	)%(b)	3.25%	17.82%	10.94%	14.71%	26.16%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$606,063		$723,406	$649,478	$469,598	$402,346	$350,945
Ratio of net investment income to average net assets	1.63	%(c)	2.23%	1.68%	1.33%	1.23%	1.54%
Ratio of expenses to average net assets	0.68	%(c)	0.66%	0.71%	0.76%	0.82%	0.84%
Portfolio turnover rate	3%		4%	13%	8%	8%	12%

(a)	Less than $.01 per share.

(b)	Aggregate total return for the period.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.
56 | Financial Highlights

FINANCIAL HIGHLIGHTS: Small-Company Stock Fund
For a Share Outstanding Throughout Each Period

			Year Ended December 31,
	Six Months Ended June 30, 2008 (Unaudited)		2007	2006	2005	2004	2003
NET ASSET VALUE, BEGINNING OF YEAR	$18.16		$19.06	$17.00	$15.69	$13.89	$10.49
Income from investment operations
Net investment income (loss)	0.03		0.19	0.23	0.05	(0.01)	—	(a)
Net realized and unrealized gain (loss) on investments	(1.62)		0.06	2.60	1.44	1.85	3.40
Total from investment operations	(1.59)		0.25	2.83	1.49	1.84	3.40
Distributions
Net investment income	—		(0.19)	(0.23)	(0.05)	—	—
Net realized gain	—		(0.96)	(0.54)	(0.13)	(0.04)	—
Total distributions	—		(1.15)	(0.77)	(0.18)	(0.04)	—
NET ASSET VALUE, END OF PERIOD	$16.57		$18.16	$19.06	$17.00	$15.69	$13.89
TOTAL RETURN	(8.76	)%(c)	1.36%	16.69%	9.52%	13.24%	32.41	%(a)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$63,803		$66,910	$63,515	$47,871	$38,937	$29,832
Ratio of gross expenses before voluntary expense limitation to average net assets	1.20	%(d)	1.19%	1.23%	1.30%	1.37%	1.54%
Ratio of net investment income (loss) to average net assets	0.31	%(d)	0.99%	1.29%	0.34%	(0.07)%	(0.03	)%(a)
Ratio of expenses to average net assets	1.20	%(d)	1.19%	1.23%	1.30%	1.37%	1.50	%(a)
Portfolio turnover rate	6%		18%	5%	9%	6%	17%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Less than $.01 per share.

(c)	Aggregate total return for the period.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.
Financial Highlights |57

FINANCIAL HIGHLIGHTS: International Value Fund
For a Share Outstanding Throughout Each Period

			Year Ended December 31,
	Six Months Ended June 30, 2008 (Unaudited)		2007	2006		2005	2004		2003
NET ASSET VALUE, BEGINNING OF YEAR	$9.84		$9.72	$7.79		$9.48	$8.36		$6.33
Income from investment operations
Net investment income	0.17		0.36	0.05	(a)	0.36	0.07	(a)	0.04	(a)
Net realized and unrealized gain (loss) on investments	(1.31)		0.44	1.96		1.00	1.40		2.23
Capital contribution	—		—	—		—	0.03		—
Total from investment operations	(1.14)		0.80	2.01		1.36	1.50		2.27
Distributions
Net investment income	—		(0.29)	(0.07)		(0.16)	(0.15)		(0.10)
Net realized gain	(0.12)		(0.39)	(0.01)		(2.89)	(0.23)		(0.14)
Total distributions	(0.12)		(0.68)	(0.08)		(3.05)	(0.38)		(0.24)
NET ASSET VALUE, END OF PERIOD	$8.58		$9.84	$9.72		$7.79	$9.48		$8.36
TOTAL RETURN	(11.61	)%(f)	8.21%	25.79	%(a)	14.31%	17.94	%(a,b)	35.88	%(a)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$127,546		$140,971	$91,903		$13,081		$7,439		$3,854
Ratio of gross expenses before voluntary expense limitation to average net assets	0.97	%(g)	1.00%	1.04	%(d)	1.21	%(c,d)	1.76	%(c)	3.68	%(c)
Ratio of net investment income to average net assets	3.80	%(g)	2.81%	0.95	%(a)	3.76%		0.90	%(a)	0.76	%(a)
Ratio of expenses to average net assets	0.97	%(g)	0.99%	0.99	%(a,d)	1.21	%(c,d)	1.50	%(a,c)	1.50	%(a,c)
Portfolio turnover rate	13%		22%	55%		1%		N/A	(e)	N/A	(e)

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	The total return reflects a capital contribution of $23,772. Without the capital contribution, the total return would have been 17.58%.

(c)
Expenses include the allocated expenses from the State Street MSCI® EAFE® Index Portfolio, the master portfolio in which the International Value Fund invested substantially all of its assets from inception until October 17, 2005.

(d)
Expenses do not include the expenses of the Vanguard Developed Markets Index Fund, the Fund in which the International Value Fund invested substantially all of its assets for the period October 18, 2005—June 11, 2006.

(e)	The International Value Fund was a feeder of the State Street MSCI® EAFE® Index Portfolio. Portfolio turnover was calculated by the master portfolio, not the feeder fund.

(f)	Aggregate total return for the period.

(g)	Annualized.

The accompanying notes are an integral part of these financial statements.
58 | Financial Highlights

FINANCIAL HIGHLIGHTS: Nasdaq-100 Index Tracking StockSM Fund
For a Share Outstanding Throughout Each Period

			Year Ended December 31,
	Six Months Ended June 30, 2008 (Unaudited)		2007	2006	2005	2004	2003
NET ASSET VALUE, BEGINNING OF YEAR	$5.87		$5.22	$5.06	$5.44	$5.00	$3.40
Income from investment operations
Net investment loss	(0.02)		(0.05)	(0.07)	(0.06)	(0.02)	(0.06	)(a)
Net realized and unrealized gain (loss) on investments	(0.70)		0.91	0.35	0.04	0.46	1.66
Total from investment operations	(0.72)		0.86	0.28	(0.02)	0.44	1.60
Distributions
Net investment income	—		—	—	—	—	—
Net realized gain	(0.01)		(0.21)	(0.12)	(0.36)	—	—
Total distributions	(0.01)		(0.21)	(0.12)	(0.36)	—	—
NET ASSET VALUE, END OF PERIOD	$5.14		$5.87	$5.22	$5.06	$5.44	$5.00
TOTAL RETURN	(12.19	)%(b)	17.55%	5.48%	0.07%	8.80%	47.06	%(a)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)	$8,781		$9,001	$6,776	$6,851	$6,816	$5,362
Ratio of gross expenses before voluntary expense limitation to average net assets	1.25	%(c)	1.26%	1.50%	1.43%	1.50%	2.47%
Ratio of net investment income (loss) to average net assets	(0.75	)%(c)	(0.93)%	(1.16)%	(1.07)%	(0.44)%	(1.42	)%(a)
Ratio of expenses to average net assets	1.07	%(c,d)	1.26%	1.50%	1.43%	1.50%	1.50	%(a)
Expense ratio of underlying exchange traded fund	0.20	%(c)	0.20%	0.20%	0.20%	0.20%	0.20%
Effective expense ratio	1.27	%(c)	1.46%	1.70%	1.63%	1.70%	1.70%
Portfolio turnover rate	13%		19%	27%	26%	55%	68%

(a)	Excludes excess investment management fees and other expenses in accordance with the Expense Limitation Agreement with RE Advisers.

(b)	Aggregate total return for the period.

(c)	Annualized.

(d)	On April 29, 2008 the expense limitation agreement between RE Advisers and the Nasdaq-100 Index Tracking StockSM Fund was revised to cap direct expenses paid by shareholders at 0.75%, down from 1.50%.

The accompanying notes are an integral part of these financial statements.
Financial Highlights |59

Notes to Financial Statements

1. ORGANIZATION
Homestead Funds, Inc. (“Homestead Funds”) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (“the Act”) as an open-end management investment company. Homestead Funds currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Value Fund, and Nasdaq-100 Index Tracking StockSM Fund (the “Funds”).

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in the Homestead Funds’ Prospectus and Statement of Additional Information.

The Stock Index Fund seeks to achieve its investment objective by investing substantially all of its asset in one or more securities that are designed to track the performance of the S&P 500 Index. At June 30, 2008, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the S&P 500 Index Master Portfolio (“Master Portfolio”), an open-end investment company managed by Barclays Global Advisors. At June 30, 2008, the Stock Index Fund’s investment constituted 2.18% of the Master Portfolio. The financial statements of the Master Portfolio are contained in the Appendix of this report and should be read in conjunction with the financial statements for the Stock Index Fund.

The Nasdaq-100 Index Tracking StockSM Fund seeks to achieve its investment objective by investing substantially all of its assets in one or more securities that are designed to track the performance of the Nasdaq-100 Index. As of June 30, 2008, substantially all of the assets of the Nasdaq-100 Index Tracking StockSM Fund were invested in shares of the PowerShares QQQ TrustSM, an exchange-traded fund issued by the Invesco Power Shares Capital Management LLC, a unit investment trust established to accumulate and hold a portfolio of the equity securities that comprise the Nasdaq-100 Index˛. More information about the PowerShares QQQ TrustSM is available in its annual report which may be obtained from the U.S. Securities and Exchange Commission’s website (www.sec.gov) through the Filings and Forms (EDGAR) Section.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Security valuation: The Daily Income Fund values all money market instruments on an amortized cost basis, which approximates market value. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the life of the respective securities.

The Short-Term Government Securities Fund, the Short-Term Bond Fund, the Value Fund, the Small-Company Stock Fund, the International Value Fund and the Nasdaq-100 Index Tracking StockSM Fund value investments in common stocks, preferred stocks, and convertible preferred stocks traded on national securities exchanges and certain over-the-counter securities at the last quoted sale price at the close of the New York Stock Exchange. Equity securities listed on the Nasdaq market system are valued at the Nasdaq official closing price, usually as of 4:00 pm, eastern time on the valuation date. In the event a security price is not available or events occur after the close of the primary market on which a security is traded, but before the time the net asset value of the fund is calculated, that could affect the price of a security, and materially impact the price of a Fund, the Board of Directors has adopted valuation guidelines for the Short-Term Government Securities Fund, the Short-Term Bond Fund, the Value Fund, the Small-Company Stock Fund, the International Value Fund and the Nasdaq-100 Index Tracking StockSM Fund. The guidelines are to be followed by RE Advisers Corporation, a registered investment manager under the Investment Advisers Act of 1940, to determine a price that accurately reflects the fair value of a given security. Short term debt instruments (with the exception of Commercial Paper with a remaining maturity of 60 days or less at the time of purchase), intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued at market prices furnished by an independent pricing service. Commercial paper with a maturity of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates market value. Regulated investment companies are valued at the net asset value determined as of the close of the New York Stock Exchange on the valuation date.

The Stock Index Fund records its investment in the Master Portfolio at the market value of its proportionate interest in the net assets of the Master Portfolio. The Board of Trustees of the Master Portfolio has adopted “fair value” pricing procedures, which could impact the valuation of the Stock Index Fund. Valuation of the securities is discussed in the notes to the Master Portfolio’s financial statements included in the Appendix of this report.

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Income dividends for the Daily Income Fund, the Short-Term Government Securities Fund and the Short-Term Bond Fund are declared daily and paid monthly.

Income dividends for the Value Fund are declared and paid semiannually. Income dividends for the Stock Index Fund, the Small- Company Stock Fund, the International Value Fund, and the Nasdaq-100 Index Tracking StockSM Fund are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year, more frequently, if necessary.

Use of estimates in the preparation of financial statements: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

60 | Notes to Financial Statements

The Stock Index Fund records a pro rata share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses in addition to the fund’s own expenses which are accrued daily.

In the normal course of business, the funds enter into contracts that provide general indemnifications. The funds’ maximum exposure under these arrangements is dependent on claims that may be made against the funds in the future and therefore cannot be estimated; however, based on experience, the risk of material loss from claims is considered remote.

3. FEDERAL INCOME TAX INFORMATION
The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, partnership investments, and excise tax regulations.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. This includes net operating losses not utilized during the current year, return of capital, and paydown losses. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

Tax Basis Unrealized Gain (Loss) on Investment and Distributions

At June 30, 2008, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:

	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain (Loss)

Daily Income Fund	$182,085,086	$—	$—	$—
Short-Term Gov. Securities Fund	$45,208,492	$320,264	$(124,689)	$195,575
Short-Term Bond Fund	$231,654,391	$1,733,120	$(8,630,184)	$(6,897,064)
Value Fund	$487,212,857	$191,234,978	$(71,062,771)	$120,172,207
Small-Company Stock Fund	$54,357,344	$20,648,565	$(11,232,363)	$9,416,202
International Value Fund 1	$141,140,102	$5,802,258	$(16,509,568)	$(10,707,310)
Nasdaq-100 Index Tracking StockSM Fund	$8,425,675	$409,693	$—	$409,693

Net unrealized appreciation/(depreciation) of Stock Index Fund in the Master Portfolio consists of an allocated portion of the portfolio’s unrealized appreciation/(depreciation). For information pertaining to the unrealized appreciation/(depreciation) for the Master Portfolio, please refer to the Appendix of this report.

4. INVESTMENT TRANSACTIONS
Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended June 30, 2008, were as follows:

	Purchases	Proceeds from Sale

Short-Term Government Securities Fund	6,640,801	1,217,248
Short-Term Bond Fund	78,786,796	61,444,567
Value Fund	16,084,198	18,568,397
Small-Company Stock Fund	9,376,274	3,545,925
International Value Fund 1	22,634,037	16,669,960
Nasdaq-100 Index Tracking StockSM Fund	2,020,942	1,185,011

Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended June 30, 2008, were as follows:

	Purchases	Proceeds from Sale

Short-Term Government Securities Fund	9,160,425	6,054,233
Short-Term Bond Fund	1,375,000	20,715,220

5. RELATED PARTIES
The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund), and RE Advisers Corporation (“RE Advisers”), an indirect, wholly-owned subsidiary of National Rural Electric Cooperative Association (“NRECA”), provide for an annual investment management fee, computed daily and paid monthly, based on each Fund’s average daily net assets. The annualized management fee rates for the Funds are .50% of average daily net assets for Daily Income Fund; .45% of average daily net assets for Short-Term Government Securities Fund; .60% of average daily net assets for Short-Term Bond Fund; .65% of average daily net assets up to $200 million, .50% of average daily net assets up to the next $200 million, .40% of average daily net assets in excess of $400 million for Value Fund; .85% of average daily net assets up to $200 million and .75% of average daily net assets in excess of $200 million for Small-Company Stock Fund; .75% of average daily net assets up to $300 million, .65% of average daily net assets up to the next $100 million, .55% of average daily net assets up to the next $100 million, and .50% of average daily net assets in excess of $500 million for International Value Fund, and .25% for Nasdaq-100 Index Tracking StockSM Fund.

Mercator Asset Management, L.P. (“Mercator”) is the subadviser for the International Value Fund. Mercator selects, buys, and sells securities under the supervision of RE Advisers and the Board of Directors. RE Advisers pays Mercator from the fees it receives from the Fund.

With respect to the Stock Index Fund, an Administrative Service Agreement with RE Advisers has been contracted, under which RE Advisers provides certain administrative services to the Fund. Pursuant to this agreement, RE Advisers receives a fee of 0.25% of the Fund’s average daily net assets. In addition, the Stock Index Fund is allocated a management fee from the Master Portfolio, calculated daily at an annual rate of .05% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Portfolio on behalf of its investors.

RE Advisers has agreed, as part of the Expense Limitation Agreements entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse for all Fund operating expenses, excluding certain non-recurring expenses, which

Notes to Financial Statements | 61

in any year exceed .80% of the average daily net assets of the Daily Income Fund and Short-Term Bond Fund, .75% of the average daily net assets of the Short-Term Government Securities Fund, Stock Index Fund, and Nasdaq-100 Index Tracking StockSM Fund, 1.25% of the average daily net assets of Value Fund, .99% of International Value Fund, and 1.50% of the average daily net assets of Small-Company Stock Fund.

Pursuant to the Expense Limitation Agreements, management fees waived for the period ended June 30, 2008, amounted to $22,122 for Short-Term Government Securities Fund, $20,002 for Short-Term Bond Fund, and $7,688 for Nasdaq-100 Index Tracking StockSM Fund.

On June 12, 2006, the International Stock Index Fund was restructured from a passively managed index fund to an actively managed fund and was renamed the International Value Fund. Accordingly, the Fund liquidated its position in the Vanguard Developed Markets Index Fund and purchased shares of foreign equity securities directly.

On October 15, 2007, the Stock Index Fund transferred its investments in the State Street Equity 500 Index Portfolio managed by SSgA to the S&P 500 Index Master Portfolio managed by Barclays Global Advisors.

On June 10, 2008, RE Advisers made a voluntary capital contribution to the Daily Income Fund in the amount of $54,636, to offset losses incurred due to the sale of securities prior to their maturity.

6. RECENT ACCOUNTING DEVELOPMENTS
The Funds have adopted the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. FIN 48 establishes guidelines for recognizing and measuring the benefits of tax return positions in financial statements. Management has reviewed the tax positions as of June 30, 2008 and has determined there is no impact to the financial statements resulting from the implementation of FIN 48.

7. CAPITAL SHARE TRANSACTIONS
As of June 30, 2008, 200 million shares of $.01 par value capital shares are authorized for the Daily Income Fund and the Short Term Bond Fund, and 100 million shares for the Short-Term Government Securities Fund, the Stock Index Fund, the Value Fund, the Small Company Stock Fund, the International Value Fund and the Nasdaq-100 Index Tracking StockSM Fund. Transactions in capital shares were as follows:

	Shares Sold	Shares Issued In Reinvestment of Dividends	Total Shares Issued	Total Shares Redeemed	Net Increase (Decrease)

Period Ended June 30, 2008

In Dollars
Daily Income Fund	$70,089,514	$2,141,510	$72,231,024	$(39,246,058)	$32,984,966
Short-Term Government Securities Fund	$12,365,081	$683,163	$13,048,244	$(6,459,100)	$6,589,144
Short-Term Bond Fund	$21,438,278	$5,625,584	$27,063,862	$(24,245,516)	$2,818,346
Stock Index Fund	$5,400,727	$30,780	$5,431,507	$(4,883,997)	$547,510
Value Fund	$48,957,190	$4,635,193	$53,592,383	$(72,511,725)	$(18,919,342)
Small-Company Stock Fund	$9,459,623	$—	$9,459,623	$(6,588,233)	$2,871,390
International Value Fund	$15,233,595	$1,707,116	$16,940,711	$(11,968,507)	$4,972,204
Nasdaq-100 Index Tracking StockSM Fund	$2,377,874	$24,518 $	2,402,392	$(1,508,843)	$893,549

In Shares
Daily Income Fund	70,089,515	2,141,510	72,231,025	(39,246,058)	32,984,967
Short-Term Government Securities Fund	2,383,329	131,681	2,515,010	(1,246,134)	1,268,876
Short-Term Bond Fund	4,181,606	1,105,702	5,287,308	(4,743,370)	543,938
Stock Index Fund	534,634	3,203	537,837	(482,374)	55,463
Value Fund	1,497,184	151,490	1,648,674	(2,231,309)	(582,635)
Small-Company Stock Fund	547,879	33	547,912	(382,717)	165,195
International Value Fund	1,641,235	199,026	1,840,261	(1,293,219)	547,042
Nasdaq-100 Index Tracking StockSM Fund	457,064	4,770 461,834	(287,693)	174,141	174,141

Year Ended December 31, 2007

In Dollars
Daily Income Fund	$96,049,753	$6,137,912	$102,187,665	$(80,509,874)	$21,677,791
Short-Term Government Securities Fund	$8,803,909	$1,479,954	$10,283,863	$(12,098,489)	$(1,814,626)
Short-Term Bond Fund	$44,848,485	$9,081,873	$53,930,358	$(34,045,684)	$19,884,674
Stock Index Fund	$12,521,493	$827,909	$13,349,402	$(29,188,562)	$(15,839,160)
Value Fund	$182,219,877	$28,470,337	$210,690,214	$(125,083,275)	$85,606,939
Small-Company Stock Fund	$11,866,975	$3,981,805	$15,848,780	$(9,305,395)	$6,543,385
International Value Fund	$55,883,482	$8,962,753	$64,846,235	$(14,171,040)	$50,675,195
Nasdaq-100 Index Tracking StockSM Fund	$3,235,558	$383,303	$3,618,861	$(2,272,448)	$1,346,413

In Shares
Daily Income Fund	96,049,753	6,137,912	102,187,665	(80,509,874)	21,677,791
Short-Term Government Securities Fund	1,718,154	288,676	2,006,830	(2,363,224)	(356,394)
Short-Term Bond Fund	8,678,441	1,756,925	10,435,366	(6,588,960)	3,846,406
Stock Index Fund	1,136,390	75,677	1,212,067	(860,709)	351,358
Value Fund	4,856,270	778,583	5,634,853	(3,318,776)	2,316,077
Small-Company Stock Fund	604,429	219,263	823,692	(471,636)	352,056
International Value Fund	5,321,424	907,275	6,228,699	(1,358,016)	4,870,683
Nasdaq-100 Index Tracking StockSM Fund	574,553	65,696	640,249	(404,649)	235,600

62 | Notes to Financial Statements

Directors and Officers

James F. Perna, Director and Chairman of the Board
Peter R. Morris, Director and President
Anthony M. Marinello, Director and Vice President
Douglas W. Johnson, Director and Chairman of the Audit Committee
Francis P. Lucier, Director
Kenneth R. Meyer, Director
Sheldon C. Petersen, Director
Mark Rose, Director
Anthony C. Williams, Director
Amy M. DiMauro, Treasurer
Danielle C. Sieverling, Chief Compliance Officer
Kelly Bowers Whetstone, Secretary

Directors and Officers | 63

APPENDIX: S&P 500 Index Master Portfolio

Portfolio of Investments	65
Statement of Assets and Liabilities	73
Statement of Operations	74
Statements of Changes in Net Assets	74
Notes to Financial Statements	75
Board Review and Approval of Investment Advisory Contract	79

64 | Appendix

PORTFOLIO OF INVESTMENTS: S&P 500 Index Master Portfolio
June 30, 2008 (Unaudited)

COMMON STOCKS	Shares	Value
(98.04% of portfolio)

ADVERTISING—0.16%
Interpublic Group of Companies Inc. (The) (a)(b)	104,483	$ 898,554
Omnicom Group Inc. (b)	71,227	3,196,668
Total Advertising		4,095,222

AEROSPACE & DEFENSE—2.19%
Boeing Co. (The)	168,817	11,094,653
General Dynamics Corp.	89,324	7,521,081
Goodrich Corp.	27,774	1,318,154
L-3 Communications Holdings Inc. (b)	27,197	2,471,391
Lockheed Martin Corp.	76,132	7,511,183
Northrop Grumman Corp.	75,054	5,021,113
Raytheon Co. (b)	94,700	5,329,716
Rockwell Collins Inc. (b)	36,094	1,731,068
United Technologies Corp.	217,940	13,446,898
Total Aerospace & Defense		55,445,257

AGRICULTURE—2.33%
Altria Group Inc.	468,172	9,625,616
Archer-Daniels-Midland Co.	142,942	4,824,293
Lorillard Inc. (a)	38,588	2,668,746
Monsanto Co.	121,679	15,385,093
Philip Morris International Inc.	468,108	23,119,854
Reynolds American Inc.	37,996	1,773,273
UST Inc. (b)	33,229	1,814,636
Total Agriculture		59,211,511

AIRLINES—0.08%
Southwest Airlines Co. (b)	163,364	2,130,267
Total Airlines		2,130,267

APPAREL—0.40%
Coach Inc. (a)(b)	78,196	2,258,300
Jones Apparel Group Inc. (b)	19,370	266,337
Liz Claiborne Inc. (b)	21,450	303,517
Nike Inc. Class B	85,041	5,069,294
Polo Ralph Lauren Corp. (b)	13,109	822,983
VF Corp. (b)	19,506	1,388,437
Total Apparel		10,108,868

AUTO MANUFACTURERS—0.28%
Ford Motor Co. (a)(b)	490,340	2,358,535
General Motors Corp. (b)	125,747	1,446,090
PACCAR Inc. (b)	81,451	3,407,095
Total Auto Manufacturers		7,211,720

AUTO PARTS & EQUIPMENT—0.19%
Goodyear Tire & Rubber Co. (The) (a)	53,236	949,198
Johnson Controls Inc. (b)	131,895	3,782,749
Total Auto Parts & Equipment		4,731,947

BANKS—3.88%
Bank of America Corp.	1,014,563	$ 24,217,619
Bank of New York Mellon Corp. (The)	253,449	9,587,976
BB&T Corp. (b)	121,344	2,763,003
Comerica Inc. (b)	33,327	854,171
Discover Financial Services LLC	105,989	1,395,875
Fifth Third Bancorp	118,419	1,205,505
First Horizon National Corp.	27,800	206,554
Huntington Bancshares Inc. (b)	81,116	468,039
KeyCorp	89,010	977,330
M&T Bank Corp. (b)	17,097	1,206,022
Marshall & Ilsley Corp. (b)	58,280	893,432
National City Corp. (b)	140,842	671,816
Northern Trust Corp.	42,643	2,924,031
PNC Financial Services Group Inc. (The)	75,694	4,322,127
Regions Financial Corp. (b)	154,125	1,681,504
State Street Corp.	93,927	6,010,389
SunTrust Banks Inc. (b)	77,935	2,822,806
U.S. Bancorp (b)	384,093 1	0,712,354
Wachovia Corp. (b)	472,498	7,337,894
Wells Fargo & Co. (b)	732,009	17,385,214
Zions Bancorporation (b)	23,844	750,848
Total Banks		98,394,509

BEVERAGES—2.42%
Anheuser-Busch Companies Inc.	158,811	9,865,339
Brown-Forman Corp. Class B (b)	18,758	1,417,542
Coca-Cola Co. (The)	443,760	23,066,645
Coca-Cola Enterprises Inc.	64,581	1,117,251
Constellation Brands Inc. Class A (a)(b)	43,465	863,215
Molson Coors Brewing Co. Class B	30,580	1,661,411
Pepsi Bottling Group Inc.	30,535	852,537
PepsiCo Inc.	354,818	22,562,877
Total Beverages		61,406,817

BIOTECHNOLOGY—1.04%
Amgen Inc. (a)	241,519	11,390,036
Biogen Idec Inc. (a)	66,143	3,696,732
Celgene Corp. (a)(b)	96,630	6,171,758
Genzyme Corp. (a)(b)	59,452	4,281,733
Millipore Corp. (a)(b)	12,251	831,353
Total Biotechnology		26,371,612

BUILDING MATERIALS—0.05%
Masco Corp. (b)	81,101	1,275,719
Total Building Materials		1,275,719

CHEMICALS—1.49%
Air Products and Chemicals Inc. (b)	47,634	4,709,097
Ashland Inc.	12,475	601,295

The accompanying notes are an integral part of these financial statements.
Appendix | 65

PORTFOLIO OF INVESTMENTS: S&P 500 Index Master Portfolio (continued)
June 30, 2008 (Unaudited)

	Shares	Value
(Common Stocks continued)

Dow Chemical Co. (The)	208,662	$ 7,284,390
E.I. du Pont de Nemours and Co. (b)	199,714	8,565,733
Eastman Chemical Co. (b)	17,744	1,221,852
Ecolab Inc. (b)	38,979	1,675,707
Hercules Inc. (b)	25,729	435,592
International Flavors & Fragrances Inc. (b)	18,006	703,314
PPG Industries Inc. (b)	36,409	2,088,784
Praxair Inc. (b)	69,571	6,556,371
Rohm and Haas Co. (b)	27,878	1,294,654
Sherwin-Williams Co. (The) (b)	22,673	1,041,371
Sigma-Aldrich Corp. (b)	28,769	1,549,498
Total Chemicals		37,727,658

COAL—0.45%
CONSOL Energy Inc.	40,543	4,555,817
Massey Energy Co.	17,916	1,679,625
Peabody Energy Corp. (b)	60,200	5,300,610
Total Coal		11,536,052

COMMERCIAL SERVICES—0.65%
Apollo Group Inc. Class A (a)	30,439	1,347,230
Convergys Corp. (a)	28,872	429,038
Equifax Inc. (b)	28,848	969,870
H&R Block Inc.	72,307	1,547,370
McKesson Corp.	63,825	3,568,456
Monster Worldwide Inc. (a)(b)	27,478	566,322
Moody’s Corp. (b)	45,729	1,574,907
R.R. Donnelley & Sons Co.	47,709	1,416,480
Robert Half International Inc. (b)	35,459	849,952
Western Union Co.	166,533	4,116,696
Total Commercial Services		16,386,321

COMPUTERS—4.89%
Affiliated Computer Services Inc. Class A (a)	21,353	1,142,172
Apple Inc. (a)	195,131	32,672,735
Cognizant Technology Solutions Corp. (a)(b)	64,086	2,083,436
Computer Sciences Corp. (a)(b)	35,856	1,679,495
Dell Inc. (a)	453,514	9,922,886
Electronic Data Systems Corp.	112,821	2,779,909
EMC Corp. (a)(b)	466,487	6,852,694
Hewlett-Packard Co.	547,370	24,199,228
International Business Machines Corp.	306,643	36,346,395
Lexmark International Inc. Class A (a)(b)	21,396	715,268
NetApp Inc. (a)(b)	76,368	1,654,131
SanDisk Corp. (a)(b)	50,682	947,753
Sun Microsystems Inc. (a)	176,195	1,917,002
Teradata Corp. (a)	40,109	928,122
Unisys Corp. (a)	75,179	296,957
Total Computers		124,138,183

COSMETICS & PERSONAL CARE—2.11%
Avon Products Inc. (b)	94,810	$ 3,415,056
Colgate-Palmolive Co.	113,218	7,823,364
Estee Lauder Companies Inc. (The) Class A (b)	25,389	1,179,319
Procter & Gamble Co. (The)	675,928	41,103,182
Total Cosmetics & Personal Care		53,520,921

DISTRIBUTION & WHOLESALE—0.11%
Genuine Parts Co.	36,756	1,458,478
W.W. Grainger Inc.	14,928	1,221,110
Total Distribution & Wholesale		2,679,588

DIVERSIFIED FINANCIAL SERVICES—5.03%
American Express Co.	256,715	9,670,454
Ameriprise Financial Inc.	50,440	2,051,395
Capital One Financial Corp. (b)	82,857	3,149,395
Charles Schwab Corp. (The)	208,561	4,283,843
CIT Group Inc.	42,384	288,635
Citigroup Inc.	1,200,287	20,116,810
CME Group Inc. (b)	11,844	4,538,502
E*TRADE Financial Corp. (a)(b)	105,624	331,659
Federal Home Loan Mortgage Corp.	143,530	2,353,892
Federal National Mortgage Association	235,484	4,594,293
Federated Investors Inc. Class B	18,897	650,435
Franklin Resources Inc. (b)	34,938	3,202,068
Goldman Sachs Group Inc. (The) (b)	87,733	15,344,502
IntercontinentalExchange Inc. (a)	15,665	1,785,810
Janus Capital Group Inc. (b)	32,881	870,360
JPMorgan Chase & Co.	762,542	26,162,816
Legg Mason Inc. (b)	29,977	1,306,098
Lehman Brothers Holdings Inc.	149,490	2,961,397
Merrill Lynch & Co. Inc.	215,749	6,841,401
Morgan Stanley	245,284	8,847,394
NYSE Euronext Inc.	58,871	2,982,405
SLM Corp. (a)	103,693	2,006,460
T. Rowe Price Group Inc. (b)	58,599	3,309,086
Total Diversified Financial Services		127,649,110

ELECTRIC—3.60%
AES Corp. (The) (a)	148,709	2,856,700
Allegheny Energy Inc.	37,035	1,855,824
Ameren Corp. (b)	46,395	1,959,261
American Electric Power Co. Inc.	88,957	3,578,740
CenterPoint Energy Inc.	72,998	1,171,618
CMS Energy Corp. (b)	49,800	742,020
Consolidated Edison Inc. (b)	60,478	2,364,085
Constellation Energy Group Inc.	39,530	3,245,413
Dominion Resources Inc. (b)	127,674	6,063,238

The accompanying notes are an integral part of these financial statements.
66 | Appendix

PORTFOLIO OF INVESTMENTS: S&P 500 Index Master Portfolio (continued)
June 30, 2008 (Unaudited)

	Shares	Value
(Common Stocks continued)

DTE Energy Co. (b)	36,295	$ 1,540,360
Duke Energy Corp. (b)	280,502	4,875,125
Dynegy Inc. Class A (a)	110,140	941,697
Edison International	72,380	3,718,884
Entergy Corp.	42,463	5,115,942
Exelon Corp.	146,825	13,208,377
FirstEnergy Corp.	67,708	5,574,400
FPL Group Inc.	90,476	5,933,416
Integrys Energy Group Inc.	16,933	860,704
Pepco Holdings Inc.	44,500	1,141,425
PG&E Corp.	79,043	3,137,217
Pinnacle West Capital Corp. (b)	22,223	683,802
PPL Corp.	82,940	4,335,274
Progress Energy Inc. (b)	57,803	2,417,899
Public Service Enterprise Group Inc.	112,938	5,187,242
Southern Co. (The) (b)	169,841	5,930,848
TECO Energy Inc. (b)	46,582	1,001,047
Xcel Energy Inc. (b)	95,767	1,922,044
Total Electric		91,362,602

ELECTRICAL COMPONENTS & EQUIPMENT—0.37%
Emerson Electric Co.	174,814	8,644,552
Molex Inc. (b)	31,316	764,424
Total Electrical Components & Equipment		9,408,976

ELECTRONICS—0.63%
Agilent Technologies Inc. (a)	81,109	2,882,614
Applied Biosystems Group	37,231	1,246,494
Jabil Circuit Inc.	46,308	759,914
PerkinElmer Inc.	25,769	717,667
Thermo Fisher Scientific Inc. (a)(b)	92,975	5,181,497
Tyco Electronics Ltd.	108,272	3,878,303
Waters Corp. (a)	22,232	1,433,964
Total Electronics		16,100,453

ENGINEERING & CONSTRUCTION—0.23%
Fluor Corp.	19,682	3,662,427
Jacobs Engineering Group Inc. (a)(b)	26,966	2,176,156
Total Engineering & Construction		5,838,583

ENTERTAINMENT—0.07%
International Game
Technology Inc.	69,514	1,736,460
Total Entertainment		1,736,460

ENVIRONMENTAL CONTROL—0.20%
Allied Waste Industries Inc. (a)	73,709	930,208
Waste Management Inc.	110,038	4,149,533
Total Environmental Control		5,079,741

FOOD—1.83%
Campbell Soup Co. (b)	48,669	$ 1,628,465
ConAgra Foods Inc. (b)	108,354	2,089,065
Dean Foods Co. (a)(b)	32,930	646,087
General Mills Inc.	74,804	4,545,839
H.J. Heinz Co.	70,016	3,350,266
Hershey Co. (The) (b)	37,408	1,226,234
Kellogg Co. (b)	57,903	2,780,502
Kraft Foods Inc.	340,485	9,686,798
Kroger Co. (The) (b)	149,435	4,314,188
McCormick & Co. Inc. NVS (b)	28,442	1,014,242
Safeway Inc.	97,806	2,792,361
Sara Lee Corp.	158,290	1,939,052
SUPERVALU Inc. (b)	46,943	1,450,069
Sysco Corp. (b)	134,081	3,688,568
Tyson Foods Inc. Class A	60,753	907,650
Whole Foods Market Inc. (b)	31,059	735,788
Wm. Wrigley Jr. Co.	48,083	3,739,896
Total Food		46,535,070

FOREST PRODUCTS & PAPER—0.28%
International Paper Co. (b)	94,911	2,211,426
MeadWestvaco Corp.	38,694	922,465
Plum Creek Timber Co. Inc. (b)	38,264	1,634,255
Weyerhaeuser Co. (b)	46,563	2,381,232
Total Forest Products & Paper		7,149,378

GAS—0.19%
Nicor Inc. (b)	9,693	412,825
NiSource Inc.	60,778	1,089,142
Sempra Energy (b)	57,610	3,252,084
Total Gas		4,754,051

HAND & MACHINE TOOLS—0.09%
Black & Decker Corp. (The) (b)	13,564	780,066
Snap-On Inc. (b)	13,001	676,182
Stanley Works (The)	17,429	781,342
Total Hand & Machine Tools		2,237,590

HEALTH CARE-PRODUCTS—3.64%
Baxter International Inc.	140,888	9,008,379
Becton, Dickinson and Co.	54,212	4,407,436
Boston Scientific Corp. (a)	298,365	3,666,906
C.R. Bard Inc. (b)	22,302	1,961,461
Covidien Ltd.	110,776	5,305,063
Intuitive Surgical Inc. (a)(b)	8,585	2,312,799
Johnson & Johnson	628,898	40,463,297
Medtronic Inc. (b)	249,371	12,904,949
Patterson Companies Inc. (a)	28,790	846,138
St. Jude Medical Inc. (a)	76,436	3,124,704
Stryker Corp. (b)	52,985	3,331,697
Varian Medical Systems Inc. (a)(b)	27,773	1,440,030
Zimmer Holdings Inc. (a)	51,804	3,525,262
Total Health Care-Products		92,298,121

The accompanying notes are an integral part of these financial statements.
Appendix | 67

PORTFOLIO OF INVESTMENTS: S&P 500 Index Master Portfolio (continued)
June 30, 2008 (Unaudited)

	Shares	Value
(Common Stocks continued)

HEALTH CARE-SERVICES—0.95%
Aetna Inc.	110,302	$ 4,470,540
Coventry Health Care Inc. (a)	34,401	1,046,478
Humana Inc. (a)	37,768	1,502,033
Laboratory Corp. of America Holdings (a)(b)	24,566	1,710,531
Quest Diagnostics Inc. (b)	34,963	1,694,657
Tenet Healthcare Corp. (a)(b)	104,381	580,358
UnitedHealth Group Inc.	277,062	7,272,877
WellPoint Inc. (a)	119,358	5,688,602
Total Health Care-Services		23,966,076

HOLDING COMPANIES-DIVERSIFIED—0.07%
Leucadia National Corp.	37,600	1,764,944
Total Holding Companies-Diversified		1,764,944

HOME BUILDERS—0.08%
Centex Corp. (b)	26,832	358,744
D.R. Horton Inc. (b)	61,285	664,942
KB Home (b)	17,404	294,650
Lennar Corp. Class A (b)	30,690	378,715
Pulte Homes Inc. (b)	46,744	450,145
Total Home Builders		2,147,196

HOME FURNISHINGS—0.06%
Harman International
Industries Inc. (b)	13,430	555,868
Whirlpool Corp. (b)	16,811	1,037,743
Total Home Furnishings		1,593,611

HOUSEHOLD PRODUCTS & WARES—0.41%
Avery Dennison Corp. (b)	23,652	1,039,032
Clorox Co. (The)	30,871	1,611,466
Fortune Brands Inc. (b)	34,076	2,126,683
Kimberly-Clark Corp.	93,340	5,579,865
Total Household Products & Wares		10,357,046

HOUSEWARES—0.04%
Newell Rubbermaid Inc.	62,010	1,041,148
Total Housewares		1,041,148

INSURANCE—3.56%
ACE Ltd.	73,279	4,036,940
Aflac Inc.	105,437	6,621,444
Allstate Corp. (The)	124,467	5,674,451
American International
Group Inc.	598,024	15,823,715
Aon Corp. (b)	67,882	3,118,499
Assurant Inc.	21,114	1,392,679
Chubb Corp.	82,245	4,030,827
CIGNA Corp. (b)	62,243	2,202,780
Cincinnati Financial Corp. (b)	36,878	936,701
Genworth Financial Inc. Class A	96,163	1,712,663
Hartford Financial Services Group Inc. (The) (b)	69,748	4,503,628
Lincoln National Corp.	58,782	2,664,000
Loews Corp.	80,326	3,767,289
Marsh & McLennan Companies Inc.	115,763	$ 3,073,508
MBIA Inc. (b)	45,402	199,315
MetLife Inc.	157,483	8,310,378
MGIC Investment Corp. (b)	26,907	164,402
Principal Financial Group Inc. (b)	57,404	2,409,246
Progressive Corp. (The)	150,728	2,821,628
Prudential Financial Inc.	98,687	5,895,561
Safeco Corp.	19,961	1,340,581
Torchmark Corp.	20,323	1,191,944
Travelers Companies Inc. (The)	137,089	5,949,663
Unum Group (b)	77,128	1,577,268
XL Capital Ltd. Class A (b)	39,666	815,533
Total Insurance		90,234,643

INTERNET—2.10%
Akamai Technologies Inc. (a)(b)	37,168	1,293,075
Amazon.com Inc. (a)	68,508	5,023,692
eBay Inc. (a)	247,728	6,770,406
Expedia Inc. (a)	46,389	852,630
Google Inc. Class A (a)	51,489	27,104,839
IAC/InterActiveCorp (a)	40,226	775,557
Symantec Corp. (a)(b)	188,029	3,638,361
VeriSign Inc. (a)(b)	43,289	1,636,324
Yahoo! Inc. (a)	296,955	6,135,090
Total Internet		53,229,974

INVESTMENT COMPANIES—0.04%
American Capital Strategies Ltd. (b)	43,378	1,031,095
Total Investment Companies		1,031,095

IRON & STEEL—0.52%
AK Steel Holding Corp.	24,923	1,719,687
Allegheny Technologies Inc. (b)	22,387	1,327,101
Nucor Corp.	69,532	5,191,954
United States Steel Corp. (b)	26,167	4,835,138
Total Iron & Steel		13,073,880

LEISURE TIME—0.20%
Carnival Corp. (b)	96,977	3,196,362
Harley-Davidson Inc. (b)	53,009	1,922,106
Total Liesure Time		5,118,468

LODGING—0.16%
Marriott International Inc. Class A (b)	66,886	1,755,089
Starwood Hotels & Resorts Worldwide Inc. (b)	41,852	1,677,010
Wyndham Worldwide Corp.	39,074	699,815
Total Lodging		4,131,914

The accompanying notes are an integral part of these financial statements.
68 | Appendix

PORTFOLIO OF INVESTMENTS: S&P 500 Index Master Portfolio (continued)
June 30, 2008 (Unaudited)

	Shares	Value
(Common Stocks continued)

MACHINERY—0.93%
Caterpillar Inc. (b)	138,246	$ 10,205,320
Cummins Inc.	44,924	2,943,420
Deere & Co.	96,834	6,984,636
Manitowoc Co. Inc. (The) (b)	28,805	937,027
Rockwell Automation Inc. (b)	32,981	1,442,259
Terex Corp. (a)	22,591	1,160,500
Total Machinery		23,673,162

MANUFACTURING—4.38%
Cooper Industries Ltd. (b)	39,184	1,547,768
Danaher Corp. (b)	56,564	4,372,397
Dover Corp. (b)	42,655	2,063,222
Eastman Kodak Co. (b)	63,900	922,077
Eaton Corp.	36,435	3,095,882
General Electric Co.	2,216,982	59,171,249
Honeywell International Inc.	165,301	8,311,334
Illinois Tool Works Inc. (b)	88,951	4,226,062
Ingersoll-Rand Co. Ltd. Class A (b)	69,494	2,601,160
ITT Industries Inc.	40,348	2,555,239
Leggett & Platt Inc. (b)	36,984	620,222
Pall Corp.	27,168	1,078,026
Parker Hannifin Corp. (b)	37,438	2,670,078
Textron Inc. (b)	55,251	2,648,180
3M Co.	157,139	10,935,303
Tyco International Ltd.	107,720	4,313,109
Total Manufacturing		111,131,308

MEDIA—2.63%
CBS Corp. Class B (b)	151,241	2,947,687
Clear Channel Communications Inc.	110,605	3,893,296
Comcast Corp. Class A	664,730	12,609,928
DIRECTV Group Inc. (The) (a)	158,270	4,100,776
E.W. Scripps Co. (The) Class A	19,857	824,860
Gannett Co. Inc. (b)	50,714	1,098,972
McGraw-Hill Companies Inc. (The)	71,721	2,877,447
Meredith Corp. (b)	8,222	232,600
New York Times Co. (The) Class A (b)	31,693	487,755
News Corp. Class A	510,948	7,684,658
Time Warner Inc.	794,130	11,753,124
Viacom Inc. Class B (a)	142,351	4,347,400
Walt Disney Co. (The)	418,117	13,045,250
Washington Post Co. (The) Class B (b)	1,293	758,862
Total Media		66,662,615

METAL FABRICATE & HARDWARE—0.12%
Precision Castparts Corp. (b)	30,865	2,974,460
Total Metal Fabricate & Hardware		2,974,460

MINING—0.92%
Alcoa Inc.	180,859	$ 6,442,198
Freeport-McMoRan Copper & Gold Inc. (b)	84,999	9,961,033
Newmont Mining Corp. (b)	100,686	5,251,782
Titanium Metals Corp. (b)	21,235	297,078
Vulcan Materials Co. (b)	24,092	1,440,220
Total Mining		23,392,311

OFFICE & BUSINESS EQUIPMENT—0.17%
Pitney Bowes Inc.	46,932	1,600,381
Xerox Corp.	203,892	2,764,776
Total Office & Business Equipment		4,365,157

OIL & GAS—12.20%
Anadarko Petroleum Corp.	103,948	7,779,468
Apache Corp.	73,945	10,278,355
Cabot Oil & Gas Corp.	21,761	1,473,873
Chesapeake Energy Corp. (b)	106,821	7,045,913
Chevron Corp.	461,065	45,705,373
ConocoPhillips	344,538	32,520,942
Devon Energy Corp.	98,680	11,857,389
ENSCO International Inc.	31,906	2,576,090
EOG Resources Inc.	54,860	7,197,632
Exxon Mobil Corp.	1,177,354	103,760,208
Hess Corp.	61,943	7,816,587
Marathon Oil Corp.	157,446	8,166,724
Murphy Oil Corp. (b)	42,149	4,132,709
Nabors Industries Ltd. (a)	62,372	3,070,574
Noble Corp.	59,681	3,876,878
Noble Energy Inc.	38,174	3,838,777
Occidental Petroleum Corp.	182,644	16,412,390
Range Resources Corp.	33,157	2,173,110
Rowan Companies Inc. (b)	24,646	1,152,200
Southwestern Energy Co. (a)	75,821	3,609,838
Sunoco Inc. (b)	26,306	1,070,391
Tesoro Corp.	30,403	601,067
Transocean Inc. (a)	70,560	10,752,638
Valero Energy Corp.	118,746	4,889,960
XTO Energy Inc. (b)	113,335	7,764,581
Total Oil & Gas		309,523,667

OIL & GAS SERVICES—2.72%
Baker Hughes Inc.	68,717	6,001,743
BJ Services Co. (b)	65,118	2,079,869
Cameron International Corp. (a)(b)	48,512	2,685,139
Halliburton Co.	195,454	10,372,744
National Oilwell Varco Inc. (a)	91,772	8,142,012
Schlumberger Ltd.	265,926	28,568,430
Smith International Inc. (b)	44,613	3,709,125
Weatherford International Ltd. (a)	150,676	7,472,023
Total Oil & Gas Services		69,031,085

The accompanying notes are an integral part of these financial statements.
Appendix | 69

PORTFOLIO OF INVESTMENTS: S&P 500 Index Master Portfolio (continued)
June 30, 2008 (Unaudited)

	Shares	Value
(Common Stocks continued)

PACKAGING & CONTAINERS—0.11%
Ball Corp.	21,702	$ 1,036,053
Bemis Co. Inc. (b)	21,997	493,173
Pactiv Corp. (a)(b)	29,266	621,317
Sealed Air Corp. (b)	35,723	679,094
Total Packaging & Containers		2,829,637

PHARMACEUTICALS—5.48%
Abbott Laboratories	343,211	18,179,887
Allergan Inc.	67,962	3,537,422
AmerisourceBergen Corp. (b)	36,160	1,446,038
Barr Pharmaceuticals Inc. (a)(b)	23,898	1,077,322
Bristol-Myers Squibb Co.	439,550	9,023,961
Cardinal Health Inc. (b)	79,211	4,085,703
Eli Lilly and Co.	219,657	10,139,367
Express Scripts Inc. (a)(b)	56,160	3,522,355
Forest Laboratories Inc. (a)	69,198	2,403,939
Gilead Sciences Inc. (a)(b)	206,262	10,921,573
Hospira Inc. (a)	35,553	1,426,031
King Pharmaceuticals Inc. (a)	53,838	563,684
Medco Health Solutions Inc. (a)	115,318	5,443,010
Merck & Co. Inc.	480,776	18,120,447
Mylan Inc. (a)(b)	66,943	808,002
Pfizer Inc.	1,501,124	26,224,636
Schering-Plough Corp.	359,998	7,088,361
Watson Pharmaceuticals Inc. (a)(b)	22,859	621,079
Wyeth	297,096	14,248,724
Total Pharmaceuticals		138,881,541

PIPELINES—0.61%
El Paso Corp. (b)	155,708	3,385,092
Questar Corp.	38,401	2,728,007
Spectra Energy Corp.	140,521	4,038,574
Williams Companies Inc. (The)	129,945	5,238,083
Total Pipelines		15,389,756

REAL ESTATE—0.03%
CB Richard Ellis Group Inc.
Class A (a)(b)	38,689	742,829
Total Real Estate		742,829

REAL ESTATE INVESTMENT TRUSTS—1.08%
Apartment Investment and Management Co. Class A (b)	20,430	695,846
AvalonBay Communities Inc. (b)	17,085	1,523,299
Boston Properties Inc. (b)	26,540	2,394,439
Developers Diversified Realty Corp.	26,581	922,627
Equity Residential	59,923	2,293,253
General Growth Properties Inc. (b)	59,284	2,076,719
HCP Inc.	49,157	$ 1,563,684
Host Hotels & Resorts Inc. (b)	116,166	1,585,666
Kimco Realty Corp. (b)	56,200	1,940,024
ProLogis (b)	57,364	3,117,733
Public Storage (b)	27,667	2,235,217
Simon Property Group Inc.	49,543	4,453,420
Vornado Realty Trust	29,990	2,639,120
Total Real Estate Investment Trusts		27,441,047

RETAIL—5.22%
Abercrombie & Fitch Co. Class A (b)	19,108	1,197,689
AutoNation Inc. (a)(b)	30,092	301,522
AutoZone Inc. (a)	9,564	1,157,340
Bed Bath & Beyond Inc. (a)(b)	58,234	1,636,375
Best Buy Co. Inc.	78,282	3,099,967
Big Lots Inc. (a)(b)	18,145	566,850
Costco Wholesale Corp.	96,555	6,772,368
CVS Caremark Corp.	317,947	12,581,163
Darden Restaurants Inc. (b)	31,654	1,011,029
Dillard’s Inc. Class A (b)	12,440	143,931
Family Dollar Stores Inc.	31,470	627,512
GameStop Corp. Class A (a)	35,865	1,448,946
Gap Inc. (The)	101,095	1,685,254
Home Depot Inc.	374,756	8,776,786
J.C. Penney Co. Inc. (b)	49,285	1,788,553
Kohl’s Corp. (a)(b)	69,693	2,790,508
Limited Brands Inc. (b)	69,122	1,164,706
Lowe’s Companies Inc.	324,814	6,739,890
Macy’s Inc.	96,232	1,868,825
McDonald’s Corp.	254,299	14,296,690
Nordstrom Inc.	39,813	1,206,334
Office Depot Inc. (a)	60,361	660,349
RadioShack Corp.	29,264	359,069
Sears Holdings Corp. (a)(b)	16,224	1,195,060
Staples Inc.	155,730	3,698,588
Starbucks Corp. (a)	162,292	2,554,476
Target Corp. (b)	175,568	8,162,156
Tiffany & Co. (b)	28,246	1,151,024
TJX Companies Inc. (The)	97,100	3,055,737
Walgreen Co. (b)	220,164	7,157,532
Wal-Mart Stores Inc.	519,912	29,219,054
Wendy’s International Inc.	19,489	530,491
Yum! Brands Inc. (b)	105,627	3,706,451
Total Retail		132,312,225

SAVINGS & LOANS—0.15%
Hudson City Bancorp Inc.	115,223	1,921,920
Sovereign Bancorp Inc.	82,617	608,061
Washington Mutual Inc. (b)	235,178	1,159,428
Total Savings & Loans		3,689,409

SEMICONDUCTORS—2.54%
Advanced Micro Devices Inc. (a)(b)	133,658	779,226
Altera Corp.	68,333	1,414,493

The accompanying notes are an integral part of these financial statements.
70 | Appendix

PORTFOLIO OF INVESTMENTS: S&P 500 Index Master Portfolio (continued)
June 30, 2008 (Unaudited)

	Shares	Value
(Common Stocks continued)

Analog Devices Inc.	65,327	$ 2,075,439
Applied Materials Inc. (b)	300,639	5,739,199
Broadcom Corp. Class A (a)	103,865	2,834,476
Intel Corp.	1,280,150	27,497,622
KLA-Tencor Corp. (b)	37,809	1,539,204
Linear Technology Corp. (b)	49,122	1,599,904
LSI Corp. (a)	147,109	903,249
MEMC Electronic Materials Inc. (a)	50,746	3,122,909
Microchip Technology Inc. (b)	41,984	1,282,191
Micron Technology Inc. (a)	168,598	1,011,588
National Semiconductor Corp.	50,481	1,036,880
Novellus Systems Inc. (a)(b)	22,742	481,903
NVIDIA Corp. (a)	123,443	2,310,853
QLogic Corp. (a)	30,539	445,564
Teradyne Inc. (a)	38,831	429,859
Texas Instruments Inc.	294,531	8,293,993
Xilinx Inc. (b)	63,657	1,607,339
Total Semiconductors		64,405,891

SOFTWARE—3.82%
Adobe Systems Inc. (a)	118,126	4,652,983
Autodesk Inc. (a)	51,322	1,735,197
Automatic Data Processing Inc.	116,114	4,865,177
BMC Software Inc. (a)(b)	42,717	1,537,812
CA Inc.	87,099	2,011,116
Citrix Systems Inc. (a)(b)	41,209	1,211,957
Compuware Corp. (a)	60,599	578,114
Electronic Arts Inc. (a)	70,377	3,126,850
Fidelity National Information Services Inc.	38,036	1,403,909
Fiserv Inc. (a)(b)	36,549	1,658,228
IMS Health Inc.	40,768	949,894
Intuit Inc. (a)	72,845	2,008,337
Microsoft Corp.	1,777,043	48,886,453
Novell Inc. (a)	78,525	462,512
Oracle Corp. (a)	878,190	18,441,990
Paychex Inc.	71,930	2,249,970
Total System Services Inc.	43,963	976,858
Total Software		96,757,357

TELECOMMUNICATIONS—5.73%
American Tower Corp. Class A (a)(b)	89,910	3,798,698
AT&T Inc.	1,325,634	44,660,609
CenturyTel Inc. (b)	23,747	845,156
Ciena Corp. (a)(b)	19,409	449,707
Cisco Systems Inc. (a)	1,319,401	30,689,267
Citizens Communications Co. (b)	73,277	830,961
Corning Inc.	349,622	8,058,787
Embarq Corp.	34,025	1,608,362
JDS Uniphase Corp. (a)	50,359	572,078
Juniper Networks Inc. (a)	116,330	2,580,199
Motorola Inc. (b)	500,849	3,676,232
QUALCOMM Inc.	357,993	15,884,149
Qwest Communications International Inc. (b)	341,858	1,343,502
Sprint Nextel Corp.	632,756	6,011,182
Tellabs Inc. (a)	92,277	$ 429,088
Verizon Communications Inc.	637,441	22,565,411
Windstream Corp.	100,975	1,246,032
Total Telecommunications		145,249,420

TEXTILES—0.03%
Cintas Corp.	29,056	770,275
Total Textiles		770,275

TOYS, GAMES & HOBBIES—0.10%
Hasbro Inc. (b)	31,727	,133,288
Mattel Inc.	80,023	1,369,994
Total Toys, Games & Hobbies		2,503,282

TRANSPORTATION—2.00%
Burlington Northern Santa Fe Corp. (b)	65,730	6,565,770
C.H. Robinson Worldwide Inc. (b)	37,931	2,080,136
CSX Corp.	89,586	5,626,897
Expeditors International Washington Inc. (b)	47,373	2,037,039
FedEx Corp.	68,731	5,415,315
Norfolk Southern Corp.	83,586	5,238,335
Ryder System Inc. (b)	12,849	885,039
Union Pacific Corp.	115,786	8,741,843
United Parcel Service Inc. Class B	228,990	14,076,015
Total Transportation		50,666,389

Total Common Stocks (Cost $2,364,157,359)		2,486,605,125

The accompanying notes are an integral part of these financial statements.
Appendix | 71

PORTFOLIO OF INVESTMENTS: S&P 500 Index Master Portfolio (continued)
June 30, 2008 (Unaudited)

SHORT-TERM INVESTMENTS	Shares/ Principal	Value
(16.32% of portfolio)

MONEY MARKET FUNDS—16.20%
Barclays Global Investors Funds Institutional Money Market Fund, Institutional Shares 2.58% (c)(d)	45,092,872	$ 45,092,872
BGI Cash Premier Fund LLC 2.63% (c)(d)(e)	365,907,522 3	65,907,522
Total Money Market Funds		411,000,394

U.S. TREASURY OBLIGATIONS—0.12%
U.S. Treasury Bill 1.68%, 09/25/08 (f)(g)	$ 3,050,000	3,037,431
Total U.S. Treasury Obligations		3,037,431

Total Short Term Investments (Cost $414,037,405)		$ 414,037,825

TOTAL INVESTMENTS IN SECURITIES (Cost $2,778,194,764)—114.36%		$2,900,642,950

SHORT POSITIONS (h)	Shares	Value
((0.00%) of portfolio)

COMMON STOCKS—(0.00%)
E.W. Scripps Co. (The) Class A When Issued	(19,857)	$ (60,961)
Total Short Positions (Proceeds $60,913)		(60,961)

OTHER ASSETS, LESS LIABILITIES
-(14.36%)		(364,236,164)
NET ASSETS—100.00%		$2,536,345,825

NVS–Non-Voting Shares

(a)	Non-income earning security.

(b)	All or a portion of this security represents a security on loan. See Note 4.

(c)	Affiliated issuer. See Note 2.

(d)	The rate quoted is the annualized seven-day yield of the fund at period end.

(e)	This security represents an investment of securities lending collateral. See Note 4.

(f)	The rate quoted is the yield to maturity.

(g)	This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio’s holdings of futures contracts. See Note 1.

(h)	See Note 1.

As of June 30, 2008, the open futures contracts held by the Master Portfolio were as follows:

FUTURES CONTRACTS (EXPIRATION DATE)	Number of Contracts	Notional Contract Value	Net Unrealized Depreciation

S&P 500 Index (September 2008)	767	$49,130,185	$(2,791,055)
			$(2,791,055)

The accompanying notes are an integral part of these financial statements.
72 | Appendix

STATEMENT OF ASSETS AND LIABILITIES: S&P 500 Index Master Portfolio
June 30, 2008 (Unaudited)

ASSETS
Investments in securities, at fair value (including securities on loan(a)) (Note 1):
Unaffiliated issuers (Cost: $2,367,194,370)	$2,489,642,556
Affiliated issuers (Cost: $411,000,394) (Note 2)	411,000,394
Total fair value of investments (Total cost: $2,778,194,764)	2,900,642,950
Receivables:
Investment securities sold	608,524
Dividends and interest	3,532,385
Due from broker—variation margin	37,778
Total assets	2,904,821,637

LIABILITIES
Payables:
Investment securities purchased	2,387,517
Collateral for securities on loan (Note 4)	365,907,522
Short portions, at fair value (Proceeds $60,913) (Note 1)	60,961
Investment advisory fees (Note 2)	105,663
Accrued expenses:
Professional fees (Note 2)	13,946
Independent trustees’ fees (Note 2)	203
Total liabilities	368,475,812
NET ASSETS	$2,536,345,825

(a) Securities on loan with market value of $357,195,714. See Note 4.

The accompanying notes are an integral part of these financial statements.
Appendix | 73

STATEMENT OF OPERATIONS: S&P 500 Index Master Portfolio
For the Six Months Ended June 30, 2008 (Unaudited)

NET INVESTMENT INCOME
Dividends from unaffiliated issuers	$ 27,774,465
Interest from unaffiliated issuers	59,001
Interest from affiliated issuers (Note 2)	632,974
Securities lending income from affiliated issuers (Note 2)	682,045
Total investment income	29,148,485

EXPENSES (Note 2)
Investment advisory fees	672,840
Professional fees	13,229
Independent trustees’ fees	11,939
Total expenses	698,008
Less expense reductions (Note 2)	(25,168)
Net expenses	672,840
NET INVESTMENT INCOME	28,475,645

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from sale of investments in unaffiliated issuers	(16,742,476)
Net realized gain from short positions (Note 1)	187
Net realized loss on futures contracts	(9,580,554)
Net change in unrealized appreciation (depreciation) of investments	(346,980,002)
Net change in unrealized appreciation (depreciation) of futures contracts	270,338
Net change in unrealized appreciation (depreciation) of short positions (Note 1)	139
NET REALIZED AND UNREALIZED LOSS	(373,032,368)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(344,556,723)

STATEMENTS OF CHANGES IN NET ASSETS: S&P 500 Index Master Portfolio

INCREASE (DECREASE) IN NET ASSETS	For the Six Months Ended June 30, 2008 (Unaudited)	For the Year Ended December 31, 2007
Operations
Net investment income	$ 28,475,645	$ 56,196,080
Net realized gain (loss)	(26,322,843)	66,144,882
Net change in unrealized appreciation (depreciation)	(346,709,525)	49,858,427
Net increase (decrease) in net assets resulting from operations	(344,556,723)	172,199,389
Interestholder transactions:
Contributions	347,817,529	979,975,026(a)
Withdrawals	(387,662,651)	(958,876,075)
Net increase (decrease) in net assets resulting from interestholder transactions	(39,845,122)	21,098,951
INCREASE (DECREASE) IN NET ASSETS	(384,401,845)	193,298,340
NET ASSETS
Beginning of period	2,920,747,670	2,727,449,330
END OF PERIOD	$2,536,345,825	$2,920,747,670

(a) Includes a contribution of securities with unrealized appreciation of $19,641,824.

The accompanying notes are an integral part of these financial statements.
74 | Appendix

NOTES TO FINANCIAL STATEMENTS: S&P 500 Index Master Portfolio
June 30, 2008 (Unaudited)

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company organized as a Delaware statutory trust. As of June 30, 2008, MIP offered the following separate portfolios: Active Stock, Bond Index, CoreAlpha Bond, Government Money Market, LifePath Retirement, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, LifePath 2050, Money Market, Prime Money Market, S&P 500 Index and Treasury Money Market Master Portfolios. The LifePath 2050 Master Portfolio commenced operations on June 30, 2008.

These financial statements relate only to the S&P 500 Index Master Portfolio (the “Master Portfolio”).

Pursuant to MIP’s organizational documents, the Master Portfolio’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Master Portfolio. Additionally, in the normal course of business, the Master Portfolio enters into contracts with service providers that contain general indemnification clauses. The Master Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Master Portfolio that have not yet occurred.

1. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by MIP in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation: The securities and other assets of the Master Portfolio are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. The investment adviser may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued pursuant to the pricing policy and procedures approved by the Board of Trustees of MIP (the “Board”).

Effective January 1, 2008, the Master Portfolio adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” This standard defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Master Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Master Portfolio’s own assumptions in determining the fair value of investments)

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been delisted from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Master Portfolio’s net assets are computed and that may materially affect the value of the Master Portfolio’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Fair value pricing could result in a difference between the prices used to calculate the Master Portfolio’s net assets and the prices used by the Master Portfolio’s benchmark index, which, in turn, could result in a difference between the Master Portfolio’s performance and the performance of the Master Portfolio’s benchmark index. The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments. The following tables summarize the inputs used in valuing the Master Portfolio’s investments, as of June 30, 2008:

Investments in Securities
Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total Fair Value
$2,900,642,950	$ —	$ —	$2,900,642,950
Other Financial Instruments(a)
Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total Fair Value
$(2,791,055)	$ —	$ —	$(2,791,055)

(a) Other financial instruments include futures contracts.

Security transactions and income recognition: Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at source, and

Appendix | 75

NOTES TO FINANCIAL STATEMENTS: S&P 500 Index Master Portfolio
(continued)
June 30, 2008 (Unaudited)

interest income is accrued daily. Distributions received by the Master Portfolio may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolio amortizes premiums and accretes discounts on debt securities purchased using a constant yield to maturity method.

Federal Income Taxes: In general, MIP believes that the Master Portfolio has and will continue to be operated in a manner so as to qualify it as a non-publicly traded partnership for federal income tax purposes. Provided that the Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gains (if any). However, each interestholder in the Master Portfolio will be taxed on its distributive share of the Master Portfolio’s taxable income in determining its federal income tax liability. As a non-publicly traded partnership for federal income tax purposes, the Master Portfolio will be deemed to have “passed through” to its interestholders any interest, dividends, gains or losses of the Master Portfolio for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the “Code”), and regulations promulgated thereunder.

It is intended that the Master Portfolio’s assets, income and distributions will be managed in such a way that an entity electing and qualifying as a “regulated investment company” under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company’s “investment company taxable income” annually).

As of June 30, 2008, the cost of investments for federal income tax purposes for the Master Portfolio was $2,826,429,576. Net unrealized appreciation aggregated $74,213,374, of which $609,672,281 represented gross unrealized appreciation on securities and $535,458,907 represented gross unrealized depreciation on securities.

The Master Portfolio adopted FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109.” FIN 48 clarifies the accounting for uncertainty in a tax position taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosures of tax positions, along with accounting for the related interest and penalties. Management has reviewed the tax position as of June 30, 2008, inclusive of the prior three open tax return years, and has determined that the implementation of FIN 48 did not have a material impact on the Master Portfolio’s financial statements.

Futures Contracts: The Master Portfolio may purchase futures contracts to gain exposure to market changes, as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange-traded. Upon entering into a futures contract, the Master Portfolio is required to pledge to the broker and hold in a segregated account, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Master Portfolio as receivables or payables in the accompanying Statement of Assets and Liabilities. When the contract is closed, the Master Portfolio records a “realized gain (loss) on futures contracts” in its Statement of Operations, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. The amount at risk for futures contracts may exceed the amount reflected in the financial statements.

As of June 30, 2008, the Master Portfolio has pledged to brokers a U.S. Treasury Bill with a face amount of $3,050,000 for initial margin requirements on outstanding futures contracts.

Short Positions: From time to time, in order to track the performance of its respective benchmark index, the Master Portfolio may sell nonindex securities that it will receive through corporate actions occurring on the opening of market trading on the following business day. Such short positions are valued consistent with how securities are valued as described under “Security Valuation.” The obligation to deliver the securities is recorded as a liability on the Master Portfolio’s Statement of Assets and Liabilities and is equal to the current market value of the securities to be delivered. Any market fluctuations between the value of the obligation to sell these securities and the current market value are reflected as unrealized appreciation (depreciation) in the Master Portfolio’s Statement of Operations. Upon receipt of the securities related to corporate actions, the Master Portfolio records a realized gain (loss). Details of the short positions resulting from the non-index securities sold by the Master Portfolio, if any, are included in the Portfolio of Investments.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an Investment Advisory Contract with the Master Portfolio, Barclays Global Fund Advisors (“BGFA”) provides investment advisory services to the Master Portfolio. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA is entitled to receive an annual investment advisory fee of 0.05% of the average daily net assets of the Master Portfolio as compensation for investment advisory services. From time to time, BGFA may waive a portion of its advisory fees. Any such waivers will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance.

The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (the “independent expenses”) are paid directly by the Master Portfolio. BGFA has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BGFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses.

76 | Appendix

NOTES TO FINANCIAL STATEMENTS: S&P 500 Index Master Portfolio
(continued)
June 30, 2008 (Unaudited)

For the six months ended June 30, 2008, BGFA credited investment advisory fees for the Master Portfolio in the amount of $25,168.

State Street Bank and Trust Company (“State Street”) serves as the custodian and sub-administrator of the Master Portfolio. State Street will not be entitled to receive fees for its custodial services, so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. (“BGI”) for its services as sub-administrator of the Master Portfolio.

SEI Investments Distribution Company (“SEI”) is the sponsor and placement agent for the Master Portfolio. SEI does not receive any fee from the Master Portfolio for acting as placement agent.

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), BGI serves as securities lending agent for MIP. BGI is an affiliate of BGFA, the Master Portfolio’s investment adviser. As securities lending agent, BGI receives, as fees, a share of the income earned on investment of the cash collateral received for the loan of securities. For the six months ended June 30, 2008, BGI earned $682,045 in securities lending agent fees for its services to the Master Portfolio.

MIP has entered into an administration services arrangement with BGI, which has agreed to provide general administration services, such as managing and coordinating third-party service relationships (e.g., the Master Portfolio’s custodian, financial printer, legal counsel and independent registered public accounting firm), to the Master Portfolio. BGI is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BGI is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BGI (or an affiliate) receives investment advisory fees from the Master Portfolio. BGI may delegate certain of its administration duties to sub-administrators.

Cross trades for the six months ended June 30, 2008, if any, were executed by the Master Portfolio pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BGFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

The Master Portfolio may invest in the Institutional Shares of certain money market funds managed by BGFA, the Master Portfolio’s investment adviser, including the Government Money Market Fund (“GMMF”), Institutional Money Market Fund (“IMMF”), Prime Money Market Fund (“PMMF”) and Treasury Money Market Fund (“TMMF”) of Barclays Global Investors Funds. The GMMF, IMMF, PMMF and TMMF are feeder funds in a master/feeder fund structure that invest substantially all of their assets in the Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (collectively, the “Money Market Master Portfolios”), respectively, which are also managed by BGFA. While the GMMF, IMMF, PMMF and TMMF do not directly charge an investment advisory fee, the Money Market Master Portfolios in which they invest do charge an investment advisory fee. Income distributions from the GMMF, IMMF, PMMF and TMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Master Portfolio from temporary cash investments are recorded as interest from affiliated issuers in the accompanying Statement of Operations. Income distributions earned by the Master Portfolio from the investment of securities lending collateral, if any, are included in securities lending income in the accompanying Statement of Operations.

The Master Portfolio may invest its securities lending cash collateral, if any, in the BGI Cash Premier Fund LLC (“Premier Fund”), an affiliated private money market fund managed by BGFA. See Note 4 for additional information regarding the Premier Fund.

Certain officers and trustees of MIP are also officers of BGI and/or BGFA. As of June 30, 2008, these officers of BGI and/or BGFA collectively owned less than 1% of MIP’s outstanding beneficial interests.

3. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) for the Master Portfolio were $124,328,552 and $66,820,414, respectively, for the six months ended June 30, 2008.

4. PORTFOLIO SECURITIES LOANED
The Master Portfolio may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Master Portfolio of securities lending are that the borrower may not provide additional collateral when required or may not return the securities when due.

As of June 30, 2008, the Master Portfolio had loaned securities which were collateralized by cash. The cash collateral received was invested in the Premier Fund. The Premier Fund seeks to achieve its investment objective by investing in a portfolio of high-quality, short-term fixed-income instruments, including money market funds (which may be managed by BGFA or its affiliate) and other instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition.

The market value of the securities on loan as of June 30, 2008 and the value of the related collateral are disclosed in the Statement of Assets and Liabilities. Securities lending income, as disclosed in the Master Portfolio’s Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to BGI as securities lending agent.

5. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENT
In March 2008, the FASB issued Financial Accounting Standards Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 requires enhanced disclosures for derivative

Appendix | 77

NOTES TO FINANCIAL STATEMENTS: S&P 500 Index Master Portfolio
(continued)
June 30, 2008 (Unaudited)

instruments and hedging activities and is effective for fiscal years and interim periods beginning after November 15, 2008. MIP is currently evaluating the impact the adoption of FAS 161 will have on the financial statements.

6. FINANCIAL HIGHLIGHTS
Financial highlights for the Master Portfolio were as follows:

	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003

Ratio of expenses to average net assets(a)	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%
Ratio of expenses to average net assets prior to expense reductions(a)	0.05%	0.05%	0.05%	n/a	n/a	n/a
Ratio of net investment income to average net assets(a)	12%	1.98%	1.93%	1.84%	1.91%	1.74%
Portfolio turnover rate(b)	3%	7%	14%	10%	14%	8%
Total return	(11.89)%(c)	5.54%	15.75%	4.87%	10.82%	28.52%

(a) Annualized for periods of less than one year.
(b) Portfolio turnover rates include in-kind transactions, if any.
(c) Not annualized.

78 | Appendix

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT: S&P 500 Index Master Portfolio
(Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Master Investment Portfolio (“MIP”) Board of Trustees (the “Board”), including a majority of Trustees who are not interested persons of MIP, as that term is defined in the 1940 Act (the “Independent Trustees”), is required annually to consider each Investment Advisory Contract between MIP and BGFA (an “Advisory Contract”) on behalf of S&P 500 Index Master Portfolio (the “Master Portfolio”). As required by Section 15(c), the Board requested and BGFA provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Advisory Contract. At a meeting held on March 25-26, 2008, the Board approved the selection of BGFA and the continuance of the Advisory Contract, based on its review of qualitative and quantitative information provided by BGFA. In selecting BGFA and approving the Advisory Contract for the Master Portfolio, the Board, including the Independent Trustees, advised by their independent counsel, considered the following factors, none of which was controlling, and made the following conclusions:

Nature, Extent and Quality of Services Provided by BGFA

The Board anticipated that there would be no diminution in the scope of services required of BGFA under the Advisory Contract for the coming year as compared to the scope of services provided by BGFA over the past year. In reviewing the scope of these services, the Board considered BGFA’s investment philosophy and experience, noting that, over the past several years, BGFA and its affiliates have committed significant resources to the support of the Master Portfolio. The Board considered in particular that BGFA’s services for the Master Portfolio capitalize on BGFA’s core competencies as an industry leader in index management, including the effective use of its proprietary investment model that maximizes efficiencies in implementing index changes and in maintaining fully invested portfolios. The Board also considered services provided by BGFA and its affiliates in connection with analyzing corporate actions, employing customized trading strategies, reviewing securities lending opportunities and overseeing intermediaries that provide BGI feeder fund shareholder support and processing functions.

The Board also considered BGFA’s compliance program and its compliance record with respect to the Master Portfolio. The Board noted that BGFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board and has made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Master Portfolio. In addition to the above considerations, the Board reviewed and considered BGFA’s investment processes and strategies, and matters related to BGFA’s portfolio transaction policies and procedures. In addition, the Board reviewed the performance of (i) other registered investment companies with substantially similar investment objectives and strategies as the Master Portfolio for which BGFA provides investment advisory services, and (ii) the Master Portfolio’s published performance benchmark, the S&P 500 Index. The Board noted that the Master Portfolio, net of expenses, underperformed its published benchmark on an annualized basis over five years, three years and in 2007, which would be expected, such underperformance being attributable to the effect of fees, and noted that the published benchmark is an index, which does not have expenses. The Board also noted that during BGFA’s term as investment adviser, the Master Portfolio has met its investment objective consistently over time. Based on this review, the Board concluded that the nature, extent and quality of services to be provided by BGFA to the Master Portfolio under the Advisory Contract were appropriate and supported the Board’s approval of the Advisory Contract for the coming year.

Master Portfolio’s Expenses and Performance of the Master Portfolio

The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Master Portfolio in comparison with the same information for other registered investment companies, objectively selected by Lipper as comprising of the Master Portfolio’s applicable peer group pursuant to Lipper’s proprietary methodology and registered funds that would otherwise have been excluded from Lipper’s comparison groups because of their size or other differentiating factors, but were nonetheless included at the request of BGFA (the “Lipper Expense Group”). In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Master Portfolio for the one-, three-, five-, and ten-year periods ended December 31, 2007, as compared to the performance of other registered investment companies with similar investment objectives, as selected by Lipper as comprising of the Master Portfolio’s applicable peer group pursuant to Lipper’s proprietary methodology and registered funds that would otherwise have been excluded from Lipper’s comparison groups because of their size or other differentiating factors, but were nonetheless included at the request of BGFA (the “Lipper Performance Group”, and together with the Lipper Expense Group, the “Lipper Groups”). The Board considered that the component funds of the Lipper Groups are publicly available funds, more analogous in overall expense structure to the Barclays Global Investors Funds S&P 500 Stock Fund than the underlying Master Portfolio, which is not available for investment except to other investment companies. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the applicable Lipper Groups and to prepare this information.

The Board noted that the Master Portfolio outperformed the median performance of the funds in its respective Lipper Performance Group over relevant periods. The Board noted that the advisory fee for the Master Portfolio was generally lower than the advisory fee rates of the funds in its respective Lipper Expense Group, and the overall expenses for the Master Portfolio was generally lower than the overall expenses of the funds in its respective Lipper Expense Groups. Based on this review, the Board concluded that the investment advisory fees and expense levels and the historical performance of the Master Portfolio, as managed by BGFA, as compared to the investment advisory fees and expense levels and performance of the funds in the Lipper Expense Groups, was satisfactory for the purposes of approving the Advisory Contract for the coming year.

Appendix | 79

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT: S&P 500 Index Master Portfolio
(Unaudited) (continued)

Costs of Services Provided to Master Portfolio and Profit Realized by BGFA and Affiliates

The Board reviewed information about the profitability to BGFA of the Master Portfolio and the Barclays Global Investors Funds, separately and together, based on the fees payable to BGFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BGFA and its affiliates from the Master Portfolio’s operations for the last calendar year. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BGI from securities lending by MIP (including any securities lending by a Master Portfolio), revenues received from transactions for MIP executed through affiliates (including any such transactions for a Master Portfolio), and any fee revenue from any investments by a Master Portfolio in other funds for which BGFA provides advisory services and/or BGI provides administration services. Based on this review, the Board concluded that the profits realized by BGFA and its affiliates under the Advisory Contract and from other relationships between the Master Portfolio and BGFA and/or its affiliates, if any, were within the range the Board considered reasonable and appropriate.

Economies of Scale

In connection with its review of BGFA’s profitability analysis, the Board received information regarding economies of scale or other efficiencies that may result from increases in the Master Portfolio’s asset levels. The Board noted that the Advisory Contract does not provide any breakpoints in the investment advisory fee rate as a result of any increases in the asset levels of the Master Portfolio. However, the Board noted that the investment advisory fee rate for the Master Portfolio had been set initially at the lower end of the marketplace so as to afford the Master Portfolio’s interestholders the opportunity to share in anticipated economies of scale from inception. The Board also noted the difficulty of considering the potential for economies of scale based on advisory services independently and separately from any potential for economies of scale based on other services provided by BGFA and its affiliates. Based on the profitability analysis presented to the Board, which indicated that with the Master Portfolio and the overall MIP complex posting a profit to BGFA and its affiliates for the year, the Board discussed the potential for future economies of scale as the asset levels of the Master Portfolio increase. In light of this analysis and the relatively low investment advisory fee rate for the Master Portfolio, the Board determined that whether further economies of scale may be realized by the Master Portfolio or reflected in fee levels was not a significant factor at this juncture in its consideration of whether to approve the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/ Accounts Managed by BGFA and its Affiliates

The Board considered the Master Portfolio’s annual investment advisory fee rate under the Advisory Contract in comparison to the investment advisory/management fee rates for other funds/accounts with substantially similar investment objectives and strategies for which BGFA (or its affiliate BGI) provides investment advisory/management services, including other funds registered under the 1940 Act, collective funds and separate accounts (together, the “Other Accounts”). The Board noted that BGFA had provided information distinguishing the level of services provided to the Other Accounts from the level of services provided to the Master Portfolio. In the context of the comparative fee analysis, the Board compared the nature and extent of services provided to the Master Portfolio in comparison with the nature and extent of services provided to the Other Accounts, including, among other things, the level of complexity in managing the Master Portfolio and the Other Accounts under differing regulatory requirements and client guidelines.

The Board noted that the investment advisory fee rate under the Advisory Contract for the Master Portfolio was generally within the ranges of the investment advisory/management fee rates for the Other Accounts. The Board further noted that any differences between the investment advisory fee rate for the Master Portfolio and the investment advisory/management fee rates for the Other Accounts appeared to be attributable to, among other things, the type and level of services provided and/or the asset levels of the Other Accounts. Based on this review, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the investment advisory fee rate under the Advisory Contract is fair and reasonable.

Other Benefits to BGFA and/or its Affiliates

The Board reviewed any ancillary revenue received by BGFA and/or its affiliates in connection with the services provided to MIP and the Master Portfolio by BGFA, such as any payment of revenue to BGI, MIP’s securities lending agent, for loaning any portfolio securities, payment of administration fees to BGI, MIP’s administrator, and payment of advisory fees and/or administration fees to BGFA and BGI in connection with any investments by the Master Portfolio in other funds for which BGFA provides investment advisory services and/or BGI provides administration services, as well as the associated voluntary waivers by BGFA and/or its affiliates of these fees, if any. The Board noted that BGFA does not use soft dollars or consider the value of research or other services that may be provided to BGFA (including its affiliates) in selecting brokers for portfolio transactions for the Master Portfolio. The Board further noted that during the past year no portfolio transactions were placed through a BGFA affiliate, as would be required to be reported to and considered by the Board pursuant to Rule 17e-1 under the 1940 Act. The Board concluded that any ancillary benefits would not be disadvantageous to the Master Portfolio’s interestholders.

Based on this analysis, the Board determined that the Advisory Contract, including the investment advisory fee rate thereunder, is fair and reasonable in light of all relevant circumstances and concluded that it is in the best interest of the Master Portfolio and its interestholders to approve the Advisory Contract for the coming year.

80 | Appendix

Homestead Funds
4301 Wilson Blvd.
Arlington, VA 22203
1-800-258-3030

www.homesteadfunds.com

This report is authorized for distribution to
shareholders and others who have received
a copy of the prospectus.

Distributor: RE Investment Corporation.

Item 2. Code of Ethics.

Not required in this filing.

Item 3. Audit Committee Financial Expert.

Not required in this filing.

Item 4. Principal Accountant Fees and Services.

Not required in this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable, as schedule is included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The registrant’s principal executive officer and principal financial officer concluded that the registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control. There were no changes in registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not required with this filing.

(a)(2)
A separate certification for the principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(a)(3)	Not applicable.

(b)
A certification by the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Homestead Funds, Inc.

By	/s/ Peter R. Morris Peter R. Morris President (Principal Executive Officer

Date	September 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Peter R. Morris Peter R. Morris President (Principal Executive Officer

Date	September 4, 2008

By	/s/ Amy M. DiMauro
Amy M. DiMauro Treasurer (Principal Financial Officer)

Date	September 4, 2008